UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4777

MFS SERIES TRUST I

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
August 31, 2021
MFS®  Core Equity Fund
RGI-ANN

MFS® Core Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, and steepened the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though policymakers and investors think most of the price hikes will prove transitory.
Since midyear, the spread of the Delta variant of the coronavirus has slowed economic growth while markets have focused on a regulatory crackdown in China, which, when coupled with stress in that country's property development sector, has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
October 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure
Top ten holdings
Apple, Inc.	5.7%
Microsoft Corp.	5.6%
Alphabet, Inc., “A”	4.1%
Amazon.com, Inc.	3.8%
Facebook, Inc., “A”	2.0%
JPMorgan Chase & Co.	1.7%
Visa, Inc., “A”	1.6%
Adobe Systems, Inc.	1.5%
Johnson & Johnson	1.4%
ICON PLC	1.2%
Global equity sectors (k)
Technology	33.4%
Financial Services	14.4%
Health Care (s)	13.7%
Capital Goods	12.6%
Consumer Cyclicals	12.6%
Energy	4.7%
Telecommunications/Cable Television (s)	4.1%
Consumer Staples	2.8%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended August 31, 2021, Class A shares of the MFS Core Equity Fund (fund) provided a total return of 30.57%, at net asset value. This compares with a return of 33.04% for the fund’s benchmark, the Russell 3000® Index.
Market Environment
The global economy continued to recover from the most unusual recession in memory as financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the coronavirus pandemic. In developed markets, COVID-19 vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved, which could result in the emergence of additional variants. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model, although the Fed has indicated it may scale back the pace of asset purchases before the end of this year. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Global sovereign bond yields initially rose in response to these factors before yields moderated in the second half of the period as the spread of the Delta variant of the coronavirus dented economic activity. The vaccine breakthroughs announced in November 2020 saw market leadership shift from a handful of mega-cap technology companies to a broader array of small-cap and value stocks, although growth stocks have performed strongly in recent months. Signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and heavy retail participation in the market for short-dated equity options.
Detractors from Performance
Security selection in both the consumer cyclicals and technology sectors detracted from performance relative to the Russell 3000® Index. Within the consumer cyclicals sector, an overweight position in internet retailer Amazon.com held back relative returns. Despite reporting strong operational results, the share price of Amazon.com retracted as the broader equity markets, particularly technology stocks, pulled back from previous highs. The company also announced that Jeff Bezos will transition to the role

Management Review - continued
of Executive Chair after 25 years of leadership in the CEO role. Within the technology sector, overweight positions in customer information software manager salesforce.com and analytics services provider Clarivate, and not owning shares of computer graphics processor maker NVIDIA, also weighed on relative returns. The share price of salesforce.com traded down on the back of weaker-than-expected operating cash flow guidance, which was well short of consensus estimates. Additionally, management announced a definitive agreement to acquire Slack Technologies for $27.7 billion, which also put pressure on the stock's price performance.
Elsewhere, overweight positions in pharmaceutical company Merck, global payments technology company Visa and biotechnology company Vertex Pharmaceuticals held back relative results. The share price of Merck traded lower after management announced disappointing financial results, the discontinuation of its COVID-19 vaccine development and the departure of its current CEO. Additionally, the timing of the fund’s ownership in shares of global financial services firm JPMorgan Chase, and not owning shares of biotechnology company Moderna, further hindered relative performance.
The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Contributors to Performance
Security selection in the financial services sector contributed to the fund's relative performance, led by its overweight positions in financial services providers Charles Schwab, Goldman Sachs Group(h) and Bank of America(h). The share price of Charles Schwab climbed over the reporting period after the firm delivered strong earnings driven by a combination of solid asset growth, higher net interest income and lower expenses. The stock also benefited from the prospect of higher interest rates, which would positively impact its business. Additionally, not owning debit and credit transaction processing company Mastercard boosted relative results. The share price of Mastercard ended the period relatively flat, lagging broader equity indices, as COVID-driven headwinds continued to weigh on travel and overall transaction volumes. Slightly higher-than-anticipated operating expenses focused on strategic priorities also impacted the company's stock price during the period.
Elsewhere, overweight positions in semiconductor chips and electronics engineering solutions provider Applied Materials, software development company Atlassian, pharmaceutical company Eli Lilly and life science company Maravai LifeSciences boosted relative results. The share price of Applied Materials advanced after the company reported solid revenue figures, driven by stronger-than-anticipated sales within its semiconductor equipment segment. Management also raised its 2021 guidance and outlook, citing acceleration in its semiconductor business as demand for semiconductors rose. Additionally, the fund's position in clinical research services provider ICON(b), and the timing of the fund's ownership in shares of semiconductor solutions provider NXP Semiconductors (Netherlands), also supported relative results.

Management Review - continued
Respectfully,
Portfolio Manager(s)
Joseph MacDougall
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 8/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 8/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	30.57%	18.53%	16.11%	N/A
B	1/02/97	29.58%	17.64%	15.23%	N/A
C	1/02/97	29.62%	17.64%	15.23%	N/A
I	1/02/97	30.91%	18.82%	16.39%	N/A
R1	4/01/05	29.60%	17.64%	15.23%	N/A
R2	10/31/03	30.27%	18.24%	15.81%	N/A
R3	4/01/05	30.59%	18.52%	16.10%	N/A
R4	4/01/05	30.92%	18.82%	16.39%	N/A
R6	1/02/13	31.03%	18.92%	N/A	16.86%
Comparative benchmark(s)

Russell 3000® Index (f)	33.04%	17.97%	16.20%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	23.07%	17.14%	15.42%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	25.58%	17.43%	15.23%	N/A
C With CDSC (1% for 12 months) (v)	28.62%	17.64%	15.23%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 3000® Index(h) – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell

Performance Summary  - continued
Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2021 through August 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/21	Ending Account Value 8/31/21	Expenses Paid During Period (p) 3/01/21-8/31/21
A	Actual	0.91%	$1,000.00	$1,188.73	$5.02
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
B	Actual	1.66%	$1,000.00	$1,184.23	$9.14
	Hypothetical (h)	1.66%	$1,000.00	$1,016.84	$8.44
C	Actual	1.66%	$1,000.00	$1,184.32	$9.14
	Hypothetical (h)	1.66%	$1,000.00	$1,016.84	$8.44
I	Actual	0.66%	$1,000.00	$1,190.23	$3.64
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
R1	Actual	1.66%	$1,000.00	$1,184.34	$9.14
	Hypothetical (h)	1.66%	$1,000.00	$1,016.84	$8.44
R2	Actual	1.14%	$1,000.00	$1,187.35	$6.29
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R3	Actual	0.91%	$1,000.00	$1,188.89	$5.02
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
R4	Actual	0.66%	$1,000.00	$1,190.51	$3.64
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
R6	Actual	0.58%	$1,000.00	$1,190.88	$3.20
	Hypothetical (h)	0.58%	$1,000.00	$1,022.28	$2.96
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Expense ratios include 0.02% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class R2 shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Portfolio of Investments
8/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.8%
Aerospace & Defense – 2.3%
CACI International, Inc., “A” (a)	21,712	$ 5,591,708
Curtiss-Wright Corp.	73,987	9,010,137
Honeywell International, Inc.	185,345	42,983,359
Howmet Aerospace, Inc.	501,534	15,923,704
L3Harris Technologies, Inc.	68,774	16,025,030
Leidos Holdings, Inc.	31,751	3,115,091
Northrop Grumman Corp.	28,836	10,602,997
Parsons Corp. (a)	139,224	4,932,706
Raytheon Technologies Corp.	415,676	35,232,698
		$143,417,430
Alcoholic Beverages – 0.2%
Constellation Brands, Inc., “A”	68,921	$ 14,551,980
Apparel Manufacturers – 0.5%
NIKE, Inc., “B”	61,492	$ 10,130,192
Skechers USA, Inc., “A” (a)	392,269	19,782,126
		$29,912,318
Automotive – 1.0%
Aptiv PLC (a)	146,512	$ 22,297,661
LKQ Corp. (a)	726,136	38,260,106
		$60,557,767
Biotechnology – 1.4%
Biogen, Inc. (a)	82,162	$ 27,845,524
Illumina, Inc. (a)	33,837	15,468,923
Vertex Pharmaceuticals, Inc. (a)	198,980	39,853,704
		$83,168,151
Broadcasting – 1.2%
Discovery Communications, Inc., “C” (a)	169,908	$ 4,687,762
Walt Disney Co. (a)	381,252	69,120,987
		$73,808,749
Brokerage & Asset Managers – 1.6%
Cboe Global Markets, Inc.	181,163	$ 22,853,712
Charles Schwab Corp.	615,263	44,821,910
Invesco Ltd.	1,069,929	27,090,602
		$94,766,224

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – 3.3%
Accenture PLC, “A”	104,485	$ 35,165,471
Amdocs Ltd.	173,597	13,372,177
Clarivate PLC (a)	1,069,672	26,945,038
Cognizant Technology Solutions Corp., “A”	155,909	11,897,416
Fidelity National Information Services, Inc.	172,574	22,049,780
Fiserv, Inc. (a)	180,403	21,249,669
Global Payments, Inc.	103,740	16,872,274
PayPal Holdings, Inc. (a)	176,593	50,975,335
		$198,527,160
Cable TV – 0.1%
Cable One, Inc.	2,987	$ 6,271,475
Chemicals – 0.4%
Element Solutions, Inc.	810,286	$ 18,417,801
FMC Corp.	73,928	6,921,878
		$25,339,679
Computer Software – 10.5%
Adobe Systems, Inc. (a)	135,189	$ 89,724,939
Atlassian Corp. PLC, “A” (a)	127,072	46,643,048
Avalara, Inc. (a)	115,535	20,761,640
Cadence Design Systems, Inc. (a)	298,325	48,770,171
CCC Intelligent Holdings, Inc. (a)	1,206,005	13,989,658
Microsoft Corp.	1,138,583	343,715,436
Ping Identity Holding Corp. (a)	268,452	6,966,330
salesforce.com, inc. (a)	253,052	67,127,104
		$637,698,326
Computer Software - Systems – 8.6%
Apple, Inc. (s)	2,285,441	$ 346,998,507
NICE Systems Ltd., ADR (a)	84,656	24,609,499
Rapid7, Inc. (a)	158,656	19,279,877
ServiceNow, Inc. (a)	67,523	43,460,504
Square, Inc., “A” (a)	93,925	25,178,475
TransUnion	321,749	39,102,156
Zebra Technologies Corp., “A” (a)	43,049	25,277,081
		$523,906,099
Construction – 1.6%
AvalonBay Communities, Inc., REIT	87,471	$ 20,081,592
AZEK Co. LLC (a)	374,292	15,903,667
Masco Corp.	325,549	19,767,335
Otis Worldwide Corp.	159,927	14,748,468

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – continued
Sherwin-Williams Co.	30,129	$ 9,149,274
Vulcan Materials Co.	86,755	16,130,357
		$95,780,693
Consumer Products – 1.3%
Colgate-Palmolive Co.	291,802	$ 22,745,966
International Flavors & Fragrances, Inc.	67,379	10,207,919
Kimberly-Clark Corp.	137,626	18,966,239
Procter & Gamble Co.	175,673	25,014,078
		$76,934,202
Consumer Services – 0.5%
Bright Horizons Family Solutions, Inc. (a)	77,188	$ 11,250,923
Grand Canyon Education, Inc. (a)	188,174	16,773,830
		$28,024,753
Containers – 0.3%
Ball Corp.	186,465	$ 17,893,181
Electrical Equipment – 1.4%
AMETEK, Inc.	72,247	$ 9,823,425
Amphenol Corp., “A”	79,788	6,114,154
Fortive Corp.	122,067	9,017,089
Johnson Controls International PLC	341,235	25,524,378
Sensata Technologies Holding PLC (a)	426,604	25,246,425
TE Connectivity Ltd.	56,163	8,436,806
		$84,162,277
Electronics – 4.4%
Advanced Micro Devices (a)	324,649	$ 35,945,137
Applied Materials, Inc.	292,717	39,554,848
Broadcom, Inc.	94,902	47,186,223
Intel Corp.	536,362	28,995,730
Lam Research Corp.	46,654	28,217,272
Monolithic Power Systems, Inc.	32,158	15,915,959
NXP Semiconductors N.V.	135,536	29,157,860
Silicon Laboratories, Inc. (a)	31,075	4,898,042
Texas Instruments, Inc.	200,939	38,361,265
		$268,232,336
Energy - Independent – 0.8%
ConocoPhillips	316,802	$ 17,592,015
Diamondback Energy, Inc.	123,622	9,536,201
Pioneer Natural Resources Co.	68,004	10,178,159

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – continued
Valero Energy Corp.	148,813	$ 9,867,790
		$47,174,165
Energy - Integrated – 0.8%
Chevron Corp.	511,076	$ 49,456,825
Engineering - Construction – 0.3%
APi Group, Inc. (a)	558,218	$ 12,945,075
Comfort Systems USA, Inc.	54,565	4,145,849
		$17,090,924
Food & Beverages – 2.1%
Archer Daniels Midland Co.	253,710	$ 15,222,600
Coca-Cola Co.	154,061	8,675,175
Coca-Cola Europacific Partners PLC	146,458	8,456,485
Hostess Brands, Inc. (a)	495,116	7,902,052
J.M. Smucker Co.	63,330	7,832,021
Mondelez International, Inc.	543,544	33,737,776
Oatly Group AB, ADR (a)	251,632	4,584,735
PepsiCo, Inc.	287,065	44,894,095
		$131,304,939
Food & Drug Stores – 1.0%
Wal-Mart Stores, Inc.	406,087	$ 60,141,485
Forest & Paper Products – 0.4%
Rayonier, Inc., REIT	631,862	$ 23,239,884
Gaming & Lodging – 0.8%
International Game Technology PLC (a)	432,149	$ 9,286,882
Marriott International, Inc., “A” (a)	124,453	16,818,579
Penn National Gaming, Inc. (a)	75,443	6,118,427
Wyndham Hotels & Resorts, Inc.	197,507	14,358,759
		$46,582,647
General Merchandise – 0.8%
Dollar General Corp.	230,090	$ 51,289,362
Health Maintenance Organizations – 1.3%
Cigna Corp.	249,165	$ 52,735,773
Humana, Inc.	62,272	25,246,314
		$77,982,087

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 3.4%
Aon PLC	239,424	$ 68,681,169
Arthur J. Gallagher & Co.	203,755	29,263,293
Assurant, Inc.	106,428	18,104,467
Chubb Ltd.	176,281	32,421,601
Everest Re Group Ltd.	33,811	8,956,534
Hartford Financial Services Group, Inc.	285,340	19,180,555
MetLife, Inc.	234,747	14,554,314
Reinsurance Group of America, Inc.	70,766	8,196,118
SiriusPoint Ltd. (a)	610,520	5,989,201
		$205,347,252
Internet – 6.1%
Alphabet, Inc., “A” (a)(s)	86,493	$ 250,306,417
Facebook, Inc., “A” (a)	325,023	123,307,226
		$373,613,643
Leisure & Toys – 0.8%
Electronic Arts, Inc.	250,247	$ 36,338,367
Roblox Corp., “A” (a)	124,891	10,247,306
		$46,585,673
Machinery & Tools – 2.3%
Caterpillar, Inc.	96,161	$ 20,277,470
Eaton Corp. PLC	143,638	24,182,894
IDEX Corp.	36,501	8,176,224
Ingersoll Rand, Inc. (a)	424,080	22,484,721
PACCAR, Inc.	205,656	16,837,057
Regal Beloit Corp.	96,181	14,371,365
Roper Technologies, Inc.	60,986	29,473,314
Trane Technologies PLC	24,242	4,812,037
		$140,615,082
Major Banks – 3.9%
JPMorgan Chase & Co.	641,973	$ 102,683,581
Morgan Stanley	563,586	58,855,286
PNC Financial Services Group, Inc.	298,892	57,118,261
Wells Fargo & Co.	374,141	17,098,244
		$235,755,372
Medical & Health Technology & Services – 2.0%
Guardant Health, Inc. (a)	49,657	$ 6,319,846
ICON PLC (a)	297,092	75,987,221
IDEXX Laboratories, Inc. (a)	9,038	6,089,443

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – continued
McKesson Corp.	174,588	$ 35,640,394
		$124,036,904
Medical Equipment – 4.7%
Align Technology, Inc. (a)	22,763	$ 16,138,967
Becton, Dickinson and Co.	130,544	32,857,925
Boston Scientific Corp. (a)	864,510	39,032,627
Maravai Lifesciences Holdings, Inc., “A” (a)	511,830	30,290,099
Medtronic PLC	415,635	55,478,960
PerkinElmer, Inc.	120,010	22,177,848
Quidel Corp. (a)	123,214	15,888,445
STERIS PLC	182,375	39,212,449
Thermo Fisher Scientific, Inc.	68,498	38,012,965
		$289,090,285
Natural Gas - Pipeline – 0.3%
Cheniere Energy, Inc. (a)	81,381	$ 7,117,582
DT Midstream, Inc.	28,774	1,337,128
Enterprise Products Partners LP	423,152	9,419,364
		$17,874,074
Network & Telecom – 0.5%
Equinix, Inc., REIT	38,602	$ 32,558,857
Oil Services – 0.3%
Cactus, Inc., “A”	221,588	$ 8,311,766
ChampionX Corp. (a)	536,990	12,527,977
		$20,839,743
Other Banks & Diversified Financials – 3.9%
Bank OZK	385,058	$ 16,338,011
Moody's Corp.	62,430	23,771,471
Northern Trust Corp.	134,493	15,940,110
SVB Financial Group (a)	15,207	8,508,317
Truist Financial Corp.	878,120	50,105,527
U.S. Bancorp	393,828	22,601,789
United Community Bank, Inc.	144,629	4,363,457
Visa, Inc., “A”	424,069	97,154,208
		$238,782,890
Pharmaceuticals – 4.7%
Eli Lilly & Co.	216,744	$ 55,982,808
Johnson & Johnson	495,666	85,814,655
Merck & Co., Inc.	912,869	69,642,776
Organon & Co.	451,100	15,287,779

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – continued
Zoetis, Inc.	281,799	$ 57,644,803
		$284,372,821
Pollution Control – 0.2%
GFL Environmental, Inc.	427,649	$ 15,048,968
Printing & Publishing – 0.1%
Warner Music Group Corp.	143,907	$ 5,468,466
Railroad & Shipping – 1.2%
Canadian Pacific Railway Ltd.	732,427	$ 50,383,653
Kansas City Southern Co.	71,908	20,182,419
		$70,566,072
Real Estate – 1.3%
Broadstone Net Lease, Inc.	534,037	$ 14,632,614
Empire State Realty Trust, REIT, “A”	994,837	10,216,976
Extra Space Storage, Inc., REIT	105,689	19,754,331
Innovative Industrial Properties, Inc., REIT	36,413	8,954,321
STORE Capital Corp., REIT	475,060	17,135,414
Sun Communities, Inc., REIT	39,474	7,953,616
		$78,647,272
Restaurants – 1.1%
Starbucks Corp.	359,200	$ 42,202,408
Wendy's Co.	973,622	22,412,779
		$64,615,187
Specialty Chemicals – 1.4%
Air Products & Chemicals, Inc.	54,310	$ 14,637,088
Ashland Global Holdings, Inc.	155,341	14,153,118
Avient Corp.	254,303	13,246,643
Axalta Coating Systems Ltd. (a)	450,990	13,773,235
Diversey Holdings Ltd. (a)	743,629	12,991,199
DuPont de Nemours, Inc.	230,699	17,076,340
		$85,877,623
Specialty Stores – 5.9%
Amazon.com, Inc. (a)(s)	67,375	$ 233,844,476
Burlington Stores, Inc. (a)	42,777	12,811,284
Farfetch Ltd., “A” (a)	387,873	16,236,364
Home Depot, Inc.	230,671	75,240,267
Petco Health & Wellness Co., Inc. (a)	396,870	8,544,611
Ross Stores, Inc.	111,079	13,151,753
		$359,828,755

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telecommunications - Wireless – 2.8%
Liberty Broadband Corp. (a)	337,332	$ 64,538,358
SBA Communications Corp., REIT	113,571	40,768,582
T-Mobile USA, Inc. (a)	492,777	67,520,305
		$172,827,245
Tobacco – 0.4%
Philip Morris International, Inc.	263,998	$ 27,191,794
Trucking – 0.1%
J.B. Hunt Transport Services, Inc.	51,921	$ 9,210,785
Utilities - Electric Power – 2.5%
American Electric Power Co., Inc.	126,315	$ 11,314,035
CenterPoint Energy, Inc.	641,805	16,102,887
DTE Energy Co.	58,134	6,995,846
Duke Energy Corp.	96,045	10,052,070
Evergy, Inc.	161,723	11,069,939
Exelon Corp.	338,166	16,576,897
NextEra Energy, Inc.	457,836	38,453,646
PG&E Corp. (a)	1,413,624	12,962,932
Pinnacle West Capital Corp.	81,120	6,238,128
Southern Co.	175,054	11,506,299
Xcel Energy, Inc.	179,768	12,359,050
		$153,631,729
Total Common Stocks (Identified Cost, $3,871,923,598)		$6,019,601,610
Investment Companies (h) – 1.5%
Money Market Funds – 1.5%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $91,616,473)	91,616,920	$ 91,616,920
Securities Sold Short – (0.5)%
Medical & Health Technology & Services – (0.3)%
Healthcare Services Group, Inc.	(751,414)	$ (19,656,990)
Telecommunications - Wireless – (0.2)%
Crown Castle International Corp., REIT	(44,300)	$ (8,624,767)
Total Securities Sold Short (Proceeds Received, $25,248,059)		$ (28,281,757)

Other Assets, Less Liabilities – 0.2%		11,090,412
Net Assets – 100.0%		$6,094,027,185

(a)	Non-income producing security.

Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $91,616,920 and $6,019,601,610, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At August 31, 2021, the fund had cash collateral of $551,230 and other liquid securities with an aggregate value of $69,374,682 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 8/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $3,871,923,598)	$6,019,601,610
Investments in affiliated issuers, at value (identified cost, $91,616,473)	91,616,920
Cash	56,550
Deposits with brokers for
Securities sold short	551,230
Receivables for
Fund shares sold	10,775,064
Dividends	6,619,874
Other assets	3,127
Total assets	$6,129,224,375
Liabilities
Payables for
Dividends on securities sold short	$156,858
Securities sold short, at value (proceeds received, $25,248,059)	28,281,757
Fund shares reacquired	5,522,981
Payable to affiliates
Investment adviser	170,362
Administrative services fee	3,089
Shareholder servicing costs	728,933
Distribution and service fees	43,994
Payable for independent Trustees' compensation	4,005
Accrued expenses and other liabilities	285,211
Total liabilities	$35,197,190
Net assets	$6,094,027,185
Net assets consist of
Paid-in capital	$3,532,397,910
Total distributable earnings (loss)	2,561,629,275
Net assets	$6,094,027,185
Shares of beneficial interest outstanding	119,781,241

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,462,031,526	49,861,465	$49.38
Class B	24,860,881	585,046	42.49
Class C	140,241,703	3,352,832	41.83
Class I	1,416,134,080	26,913,921	52.62
Class R1	3,791,376	90,509	41.89
Class R2	21,214,464	441,583	48.04
Class R3	77,453,151	1,573,573	49.22
Class R4	42,883,197	858,919	49.93
Class R6	1,905,416,807	36,103,393	52.78

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $52.39 [100 / 94.25 x $49.38]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 8/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$57,309,552
Other	299,078
Dividends from affiliated issuers	32,492
Income on securities loaned	14,496
Foreign taxes withheld	(92,111)
Total investment income	$57,563,507
Expenses
Management fee	$26,886,948
Distribution and service fees	7,061,484
Shareholder servicing costs	3,676,105
Administrative services fee	551,601
Independent Trustees' compensation	63,148
Custodian fee	135,918
Shareholder communications	233,817
Audit and tax fees	61,043
Legal fees	32,318
Dividend and interest expense on securities sold short	1,098,119
Interest expense and fees	20,567
Miscellaneous	392,564
Total expenses	$40,213,632
Reduction of expenses by investment adviser and distributor	(604,576)
Net expenses	$39,609,056
Net investment income (loss)	$17,954,451

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$447,920,128
Affiliated issuers	1,159
Securities sold short	(5,158,206)
Foreign currency	330
Net realized gain (loss)	$442,763,411
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$917,985,744
Affiliated issuers	(1,160)
Securities sold short	(3,620,727)
Net unrealized gain (loss)	$914,363,857
Net realized and unrealized gain (loss)	$1,357,127,268
Change in net assets from operations	$1,375,081,719
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/21	8/31/20
Change in net assets
From operations
Net investment income (loss)	$17,954,451	$23,072,077
Net realized gain (loss)	442,763,411	55,195,544
Net unrealized gain (loss)	914,363,857	632,077,913
Change in net assets from operations	$1,375,081,719	$710,345,534
Total distributions to shareholders	$(74,503,092)	$(63,849,497)
Change in net assets from fund share transactions	$413,702,147	$925,656,630
Total change in net assets	$1,714,280,774	$1,572,152,667
Net assets
At beginning of period	4,379,746,411	2,807,593,744
At end of period	$6,094,027,185	$4,379,746,411
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$38.41	$32.45	$34.18	$30.46	$26.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.19	$0.20	$0.20	$0.18(c)
Net realized and unrealized gain (loss)	11.50	6.41	1.05	5.63	4.53
Total from investment operations	$11.59	$6.60	$1.25	$5.83	$4.71
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.15)	$(0.16)	$(0.17)	$(0.16)
From net realized gain	(0.47)	(0.49)	(2.82)	(1.94)	(0.81)
Total distributions declared to shareholders	$(0.62)	$(0.64)	$(2.98)	$(2.11)	$(0.97)
Net asset value, end of period (x)	$49.38	$38.41	$32.45	$34.18	$30.46
Total return (%) (r)(s)(t)(x)	30.57	20.59	4.94	19.89	18.11(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.97	1.00	1.00	1.03(c)
Expenses after expense reductions (f)	0.92	0.96	0.98	0.99	1.01(c)
Net investment income (loss)	0.22	0.56	0.65	0.62	0.63(c)
Portfolio turnover	38	46	39	42	46
Net assets at end of period (000 omitted)	$2,462,032	$1,960,597	$1,373,524	$1,184,976	$992,736
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.90	0.93	0.96	0.97	1.00(c)
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$33.24	$28.23	$30.19	$27.17	$23.96
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)	$(0.05)	$(0.03)	$(0.04)	$(0.03)(c)
Net realized and unrealized gain (loss)	9.91	5.55	0.89	5.00	4.05
Total from investment operations	$9.72	$5.50	$0.86	$4.96	$4.02
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(0.47)	(0.49)	(2.82)	(1.94)	(0.81)
Total distributions declared to shareholders	$(0.47)	$(0.49)	$(2.82)	$(1.94)	$(0.81)
Net asset value, end of period (x)	$42.49	$33.24	$28.23	$30.19	$27.17
Total return (%) (r)(s)(t)(x)	29.58	19.69	4.16	19.01	17.21(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.72	1.75	1.75	1.78(c)
Expenses after expense reductions (f)	1.67	1.71	1.73	1.74	1.77(c)
Net investment income (loss)	(0.53)	(0.18)	(0.11)	(0.14)	(0.12)(c)
Portfolio turnover	38	46	39	42	46
Net assets at end of period (000 omitted)	$24,861	$25,018	$22,759	$26,993	$27,139
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.65	1.68	1.71	1.72	1.75(c)
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$32.72	$27.86	$29.84	$26.88	$23.71
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)	$(0.05)	$(0.03)	$(0.05)	$(0.03)(c)
Net realized and unrealized gain (loss)	9.77	5.46	0.87	4.95	4.01
Total from investment operations	$9.58	$5.41	$0.84	$4.90	$3.98
Less distributions declared to shareholders
From net investment income	$—	$(0.06)	$—	$—	$—
From net realized gain	(0.47)	(0.49)	(2.82)	(1.94)	(0.81)
Total distributions declared to shareholders	$(0.47)	$(0.55)	$(2.82)	$(1.94)	$(0.81)
Net asset value, end of period (x)	$41.83	$32.72	$27.86	$29.84	$26.88
Total return (%) (r)(s)(t)(x)	29.62	19.66	4.14	18.98	17.22(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.72	1.75	1.75	1.78(c)
Expenses after expense reductions (f)	1.67	1.71	1.74	1.74	1.77(c)
Net investment income (loss)	(0.53)	(0.18)	(0.10)	(0.17)	(0.12)(c)
Portfolio turnover	38	46	39	42	46
Net assets at end of period (000 omitted)	$140,242	$128,709	$72,093	$56,413	$89,946
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.65	1.69	1.71	1.72	1.75(c)
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$40.87	$34.47	$36.12	$32.07	$28.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.29	$0.30	$0.30	$0.26(c)
Net realized and unrealized gain (loss)	12.24	6.82	1.11	5.93	4.76
Total from investment operations	$12.46	$7.11	$1.41	$6.23	$5.02
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.22)	$(0.24)	$(0.24)	$(0.24)
From net realized gain	(0.47)	(0.49)	(2.82)	(1.94)	(0.81)
Total distributions declared to shareholders	$(0.71)	$(0.71)	$(3.06)	$(2.18)	$(1.05)
Net asset value, end of period (x)	$52.62	$40.87	$34.47	$36.12	$32.07
Total return (%) (r)(s)(t)(x)	30.91	20.89	5.17	20.21	18.38(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.72	0.75	0.75	0.78(c)
Expenses after expense reductions (f)	0.67	0.71	0.74	0.74	0.77(c)
Net investment income (loss)	0.47	0.81	0.90	0.88	0.88(c)
Portfolio turnover	38	46	39	42	46
Net assets at end of period (000 omitted)	$1,416,134	$841,296	$467,860	$246,779	$122,055
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.65	0.69	0.72	0.73	0.75(c)
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$32.77	$27.84	$29.82	$26.86	$23.70
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)	$(0.06)	$(0.03)	$(0.04)	$(0.03)(c)
Net realized and unrealized gain (loss)	9.78	5.48	0.87	4.94	4.00
Total from investment operations	$9.59	$5.42	$0.84	$4.90	$3.97
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(0.47)	(0.49)	(2.82)	(1.94)	(0.81)
Total distributions declared to shareholders	$(0.47)	$(0.49)	$(2.82)	$(1.94)	$(0.81)
Net asset value, end of period (x)	$41.89	$32.77	$27.84	$29.82	$26.86
Total return (%) (r)(s)(t)(x)	29.60	19.68	4.14	19.00	17.19(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.72	1.75	1.75	1.78(c)
Expenses after expense reductions (f)	1.67	1.71	1.74	1.74	1.77(c)
Net investment income (loss)	(0.53)	(0.20)	(0.11)	(0.14)	(0.13)(c)
Portfolio turnover	38	46	39	42	46
Net assets at end of period (000 omitted)	$3,791	$3,816	$3,186	$3,448	$3,103
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.65	1.69	1.71	1.73	1.75(c)
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$37.40	$31.61	$33.33	$29.75	$26.12
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.10	$0.12	$0.11	$0.10(c)
Net realized and unrealized gain (loss)	11.20	6.24	1.02	5.50	4.43
Total from investment operations	$11.19	$6.34	$1.14	$5.61	$4.53
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.06)	$(0.04)	$(0.09)	$(0.09)
From net realized gain	(0.47)	(0.49)	(2.82)	(1.94)	(0.81)
Total distributions declared to shareholders	$(0.55)	$(0.55)	$(2.86)	$(2.03)	$(0.90)
Net asset value, end of period (x)	$48.04	$37.40	$31.61	$33.33	$29.75
Total return (%) (r)(s)(t)(x)	30.27	20.28	4.66	19.61	17.80(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.22	1.25	1.25	1.28(c)
Expenses after expense reductions (f)	1.16	1.20	1.23	1.24	1.27(c)
Net investment income (loss)	(0.02)	0.31	0.39	0.35	0.38(c)
Portfolio turnover	38	46	39	42	46
Net assets at end of period (000 omitted)	$21,214	$17,335	$13,416	$15,202	$16,508
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.14	1.17	1.20	1.22	1.25(c)
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$38.29	$32.36	$34.11	$30.33	$26.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.19	$0.20	$0.20	$0.17(c)
Net realized and unrealized gain (loss)	11.47	6.38	1.04	5.61	4.52
Total from investment operations	$11.56	$6.57	$1.24	$5.81	$4.69
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.15)	$(0.17)	$(0.09)	$(0.16)
From net realized gain	(0.47)	(0.49)	(2.82)	(1.94)	(0.81)
Total distributions declared to shareholders	$(0.63)	$(0.64)	$(2.99)	$(2.03)	$(0.97)
Net asset value, end of period (x)	$49.22	$38.29	$32.36	$34.11	$30.33
Total return (%) (r)(s)(t)(x)	30.59	20.56	4.91	19.91	18.10(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.97	1.00	1.00	1.02(c)
Expenses after expense reductions (f)	0.92	0.96	0.99	0.99	1.02(c)
Net investment income (loss)	0.22	0.56	0.64	0.61	0.62(c)
Portfolio turnover	38	46	39	42	46
Net assets at end of period (000 omitted)	$77,453	$63,347	$42,199	$34,916	$28,075
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.90	0.94	0.96	0.98	1.00(c)
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$38.81	$32.76	$34.48	$30.71	$26.93
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.27	$0.28	$0.28	$0.25(c)
Net realized and unrealized gain (loss)	11.63	6.48	1.05	5.67	4.57
Total from investment operations	$11.83	$6.75	$1.33	$5.95	$4.82
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.21)	$(0.23)	$(0.24)	$(0.23)
From net realized gain	(0.47)	(0.49)	(2.82)	(1.94)	(0.81)
Total distributions declared to shareholders	$(0.71)	$(0.70)	$(3.05)	$(2.18)	$(1.04)
Net asset value, end of period (x)	$49.93	$38.81	$32.76	$34.48	$30.71
Total return (%) (r)(s)(t)(x)	30.92	20.88	5.18	20.18	18.40(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.72	0.75	0.75	0.78(c)
Expenses after expense reductions (f)	0.67	0.71	0.74	0.74	0.77(c)
Net investment income (loss)	0.47	0.80	0.89	0.86	0.87(c)
Portfolio turnover	38	46	39	42	46
Net assets at end of period (000 omitted)	$42,883	$35,770	$29,218	$27,707	$22,494
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.65	0.69	0.71	0.73	0.76(c)
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$40.98	$34.55	$36.18	$32.12	$28.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.32	$0.32	$0.32	$0.29(c)
Net realized and unrealized gain (loss)	12.29	6.83	1.13	5.95	4.77
Total from investment operations	$12.54	$7.15	$1.45	$6.27	$5.06
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.23)	$(0.26)	$(0.27)	$(0.26)
From net realized gain	(0.47)	(0.49)	(2.82)	(1.94)	(0.81)
Total distributions declared to shareholders	$(0.74)	$(0.72)	$(3.08)	$(2.21)	$(1.07)
Net asset value, end of period (x)	$52.78	$40.98	$34.55	$36.18	$32.12
Total return (%) (r)(s)(t)(x)	31.03	20.98	5.28	20.29	18.49(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.64	0.67	0.67	0.69(c)
Expenses after expense reductions (f)	0.59	0.63	0.66	0.66	0.68(c)
Net investment income (loss)	0.56	0.89	0.98	0.95	0.97(c)
Portfolio turnover	38	46	39	42	46
Net assets at end of period (000 omitted)	$1,905,417	$1,303,858	$783,340	$577,588	$393,153
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.57	0.60	0.63	0.65	0.66(c)

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Household International, Inc., the total return for the year ended August 31, 2017 would have been lower by approximately 0.85%.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Core Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is

Notes to Financial Statements  - continued
subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or

Notes to Financial Statements  - continued
published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$6,019,601,610	$—	$—	$6,019,601,610
Mutual Funds	91,616,920	—	—	91,616,920
Total	$6,111,218,530	$—	$—	$6,111,218,530
Securities Sold Short	$(28,281,757)	$—	$—	$(28,281,757)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2021, this expense amounted to $1,098,119. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Notes to Financial Statements  - continued
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/21	Year ended 8/31/20
Ordinary income (including any short-term capital gains)	$21,997,904	$21,649,474
Long-term capital gains	52,505,188	42,200,023
Total distributions	$74,503,092	$63,849,497
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/21
Cost of investments	$3,953,594,940
Gross appreciation	2,162,233,074
Gross depreciation	(32,891,241)
Net unrealized appreciation (depreciation)	$2,129,341,833
Undistributed ordinary income	182,423,257
Undistributed long-term capital gain	245,998,837
Other temporary differences	3,865,348
Total distributable earnings (loss)	$2,561,629,275

Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/21	Year ended 8/31/20
Class A	$30,040,189	$29,982,091
Class B	331,454	475,008
Class C	1,808,146	2,151,200
Class I	15,698,076	11,488,721
Class R1	46,383	53,754
Class R2	249,807	241,357
Class R3	1,071,678	966,738
Class R4	669,489	613,572
Class R6	24,587,870	17,877,056
Total	$74,503,092	$63,849,497
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $500 million	0.65%
In excess of $500 million and up to $2.5 billion	0.55%
In excess of $2.5 billion and up to $5 billion	0.50%
In excess of $5 billion and up to $10 billion	0.47%
In excess of $10 billion	0.45%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended August 31, 2021, this management fee reduction amounted to $598,121, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.52% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $464,063 for the year ended August 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 5,215,365
Class B	0.75%	0.25%	1.00%	1.00%	243,557
Class C	0.75%	0.25%	1.00%	1.00%	1,293,884
Class R1	0.75%	0.25%	1.00%	1.00%	35,637
Class R2	0.25%	0.25%	0.50%	0.49%	94,736
Class R3	—	0.25%	0.25%	0.25%	178,305
Total Distribution and Service Fees					$7,061,484
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2021, this rebate amounted to $3,837, $124, $47, and $2,447 for Class A, Class B, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2021, were as follows:
Amount
Class A	$20,676
Class B	11,722
Class C	12,450
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2021, the fee was $498,485, which equated to 0.0099% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing

Notes to Financial Statements  - continued
costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,177,620.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.0110% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a net decrease in pension expense of $1,397 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2021. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,992 at August 31, 2021, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,635,631 and $3,557,159, respectively. The sales transactions resulted in net realized gains (losses) of $657,066.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2021, this reimbursement amounted to $292,705, which is included in “Other” income in the Statement of Operations.

Notes to Financial Statements  - continued
(4) Portfolio Securities
For the year ended August 31, 2021, purchases and sales of investments, other than short sales, and short-term obligations, aggregated $2,200,344,831 and $1,898,245,061, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	9,211,619	$393,647,217	13,359,125	$444,546,994
Class B	11,050	402,439	16,015	461,171
Class C	685,105	24,071,525	1,193,239	33,789,506
Class I	11,744,494	537,407,557	13,643,490	483,212,574
Class R1	14,117	505,091	30,228	886,683
Class R2	116,552	4,749,423	168,747	5,517,683
Class R3	424,323	17,624,848	676,288	22,617,465
Class R4	164,900	6,980,564	235,013	7,871,251
Class R6	12,032,991	545,382,832	13,853,751	492,297,297
	34,405,151	$1,530,771,496	43,175,896	$1,491,200,624
Shares issued in connection with acquisition of MFS Equity Opportunities Fund
Class A			3,575,449	$118,383,117
Class B			246,884	7,102,850
Class C			1,200,588	34,084,698
Class I			1,634,666	57,523,902
Class R1			3,682	104,467
Class R2			15,173	489,189
Class R3			23,823	786,385
Class R4			22,752	760,839
Class R6			229,660	8,100,125
			6,952,677	$227,335,572

Notes to Financial Statements  - continued
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	724,146	$28,994,825	856,833	$28,952,375
Class B	9,268	321,121	15,738	462,711
Class C	49,935	1,703,281	69,056	1,999,170
Class I	348,791	14,855,003	301,669	10,829,902
Class R1	1,358	46,383	1,854	53,754
Class R2	6,393	249,513	7,179	236,698
Class R3	26,846	1,071,678	28,695	966,738
Class R4	16,273	657,586	17,867	609,088
Class R6	556,640	23,768,523	467,693	16,822,916
	1,739,650	$71,667,913	1,766,584	$60,933,352
Shares reacquired
Class A	(11,122,341)	$(453,678,972)	(9,074,188)	$(303,186,936)
Class B	(188,005)	(6,835,400)	(332,169)	(9,544,617)
Class C	(1,315,610)	(46,164,817)	(1,117,261)	(31,515,132)
Class I	(5,763,622)	(260,966,836)	(8,568,077)	(289,832,177)
Class R1	(41,418)	(1,451,025)	(33,748)	(977,923)
Class R2	(144,822)	(5,992,608)	(152,091)	(4,969,187)
Class R3	(531,877)	(22,914,796)	(378,685)	(12,555,878)
Class R4	(243,901)	(10,478,244)	(245,862)	(8,245,405)
Class R6	(8,303,149)	(380,254,564)	(5,407,667)	(192,985,663)
	(27,654,745)	$(1,188,737,262)	(25,309,748)	$(853,812,918)
Net change
Class A	(1,186,576)	$(31,036,930)	8,717,219	$288,695,550
Class B	(167,687)	(6,111,840)	(53,532)	(1,517,885)
Class C	(580,570)	(20,390,011)	1,345,622	38,358,242
Class I	6,329,663	291,295,724	7,011,748	261,734,201
Class R1	(25,943)	(899,551)	2,016	66,981
Class R2	(21,877)	(993,672)	39,008	1,274,383
Class R3	(80,708)	(4,218,270)	350,121	11,814,710
Class R4	(62,728)	(2,840,094)	29,770	995,773
Class R6	4,286,482	188,896,791	9,143,437	324,234,675
	8,490,056	$413,702,147	26,585,409	$925,656,630
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

Notes to Financial Statements  - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2021, the fund’s commitment fee and interest expense were $20,565 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$44,904,141	$829,617,727	$782,904,947	$1,159	$(1,160)	$91,616,920

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$32,492	$—
(8) Acquisitions
At close of business on October 25, 2019, the MFS Core Equity Fund with net assets of approximately $2,981,074,655, acquired all of the assets and liabilities of MFS Equity Opportunities Fund. The purpose of the transaction was to provide shareholders of MFS Equity Opportunities Fund the opportunity to participate in a larger combined portfolio with a similar investment objective and similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of approximately 6,952,677 shares of the fund (valued at approximately $227,335,572) for all of the assets and liabilities of MFS Equity Opportunities Fund. MFS Equity Opportunities Fund then distributed the shares of the fund that MFS Equity Opportunities Fund received from the fund to its shareholders. MFS Equity Opportunities Fund’s investments on that date were valued at approximately $227,592,285 with a cost basis of approximately $222,463,162. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments

Notes to Financial Statements  - continued
received from MFS Equity Opportunities Fund were carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
(9) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Core Equity Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Core Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 15, 2021

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Joseph MacDougall

Board Review of Investment Advisory Agreement
MFS Core Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $2.5 billion, $5 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $90,919,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 99.98% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2021
MFS®  Low Volatility Global
Equity Fund
LVO-ANN

MFS® Low Volatility Global
Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, and steepened the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though policymakers and investors think most of the price hikes will prove transitory.
Since midyear, the spread of the Delta variant of the coronavirus has slowed economic growth while markets have focused on a regulatory crackdown in China, which, when coupled with stress in that country's property development sector, has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
October 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Adobe Systems, Inc.	3.5%
Roche Holding AG	2.8%
Johnson & Johnson	2.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.7%
CLP Holdings Ltd.	2.6%
Alphabet, Inc., “A”	2.2%
Novo Nordisk A.S., “B”	2.1%
Starbucks Corp.	1.9%
KDDI Corp.	1.9%
Constellation Software, Inc.	1.9%
GICS equity sectors (g)
Information Technology	18.2%
Health Care	16.3%
Communication Services	12.7%
Consumer Staples	11.6%
Financials	10.8%
Consumer Discretionary	8.2%
Utilities	7.3%
Industrials	5.9%
Real Estate	5.4%
Materials	3.1%
Issuer country weightings (x)
United States	47.9%
Japan	11.3%
Canada	9.7%
Switzerland	5.4%
Hong Kong	4.0%
Germany	3.0%
Taiwan	2.7%
Denmark	2.1%
Philippines	1.9%
Other Countries	12.0%
Currency exposure weightings (y)
United States Dollar	53.7%
Japanese Yen	11.3%
Euro	5.5%
Swiss Franc	5.4%
Canadian Dollar	4.4%
Hong Kong Dollar	4.0%
Taiwan Dollar	2.7%
Danish Krone	2.1%
Philippine Peso	1.9%
Other Currencies	9.0%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended August 31, 2021, Class A shares of the MFS Low Volatility Global Equity Fund (fund) provided a total return of 21.83%, at net asset value. This compares with a return of 28.64% for the fund’s benchmark, the MSCI All Country World Index (net div).
Market Environment
The global economy continued to recover from the most unusual recession in memory as financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the coronavirus pandemic. In developed markets, COVID-19 vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved, which could result in the emergence of additional variants. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model, although the Fed has indicated it may scale back the pace of asset purchases before the end of this year. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Global sovereign bond yields initially rose in response to these factors before yields moderated in the second half of the period as the spread of the Delta variant of the coronavirus dented economic activity. The vaccine breakthroughs announced in November 2020 saw market leadership shift from a handful of mega-cap technology companies to a broader array of small-cap and value stocks, although growth stocks have performed strongly in recent months. Signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and heavy retail participation in the market for short-dated equity options.
Detractors from Performance
Stock selection and an overweight position in the consumer staples sector detracted from performance relative to the MSCI All Country World Index. Within this sector, the fund's overweight positions in consumer foods manufacturer General Mills and office
4

Management Review - continued
and consumer paper products maker Kimberly-Clark hindered relative results. The share price of General Mills depreciated as the company reported earnings per share results that missed expectations, primarily due to weaker-than-anticipated North American organic sales.
Stock selection in both the materials and communication services sectors also held back relative performance. Within the materials sector, the fund's overweight positions in gold-focused royalty and stream company Franco-Nevada (Canada) and global flavors and fragrances supplier Symrise (Germany) dampened relative results. The stock price of Franco-Nevada fell during the period on the back of a decline in gold prices. In addition, management reported softer-than-expected guidance for royalty and stream sales, which further weighed on the stock. Within the communication services sector, the fund's overweight positions in video game maker Electronic Arts and telecommunications company KDDI (Japan) weakened relative results.
Elsewhere, the fund's overweight positions in medical products and equipment manufacturer Terumo (Japan), defense contractor Lockheed Martin, electricity provider CLP Holdings (Hong Kong) and utility company Xcel Energy detracted from relative performance.
Contributors to Performance
Stock selection in the information technology sector contributed to relative performance. Within this sector, the fund's overweight positions in technology consulting firm Infosys Technologies (India) and semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) helped relative returns. The stock price of Taiwan Semiconductor Manufacturing appreciated during the period as the company reported solid sales and earnings results, driven by strong demand across all application platforms, with revenue growth in smartphones leading the way. Not owning shares of computer and personal electronics maker Apple further benefited the fund's relative results.
An underweight position and, to a lesser extent, stock selection in the consumer discretionary sector also bolstered relative performance. Within this sector, not holding shares of internet retailer Amazon.com and online and mobile commerce company Alibaba Group (China) helped relative results. The stock price of Amazon declined during the period as the broader equity markets, particularly technology stocks, pulled back from recent highs.
Stock selection in the real estate sector also supported relative returns, led by the fund's holdings of self-storage real estate investment trust Life Storage(b).
5

Management Review - continued
Other top relative contributors during the period included the fund’s overweight positions in pharmaceutical company Eli Lilly, pharmaceutical company Novo Nordisk (Denmark), testing laboratories company Eurofins Scientific (Luxembourg) and financial services firm U.S. Bancorp.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 8/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
7

Performance Summary  - continued
Total Returns through 8/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/05/13	21.83%	10.09%	9.30%
B	12/05/13	20.88%	9.24%	8.44%
C	12/05/13	21.00%	9.26%	8.45%
I	12/05/13	22.21%	10.36%	9.54%
R1	12/05/13	20.96%	9.25%	8.45%
R2	12/05/13	21.56%	9.80%	8.99%
R3	12/05/13	21.81%	10.07%	9.27%
R4	12/05/13	22.21%	10.36%	9.54%
R6	12/05/13	22.25%	10.42%	9.59%
Comparative benchmark(s)

MSCI All Country World Index (net div) (f)	28.64%	14.29%	10.52%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	14.83%	8.80%	8.46%
B With CDSC (Declining over six years from 4% to 0%) (v)	16.88%	8.96%	8.44%
C With CDSC (1% for 12 months) (v)	20.00%	9.26%	8.45%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI All Country World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance of developed and emerging markets.
8

Performance Summary  - continued
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2021 through August 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/21	Ending Account Value 8/31/21	Expenses Paid During Period (p) 3/01/21-8/31/21
A	Actual	0.99%	$1,000.00	$1,160.24	$5.39
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
B	Actual	1.74%	$1,000.00	$1,154.98	$9.45
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
C	Actual	1.74%	$1,000.00	$1,155.93	$9.46
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
I	Actual	0.74%	$1,000.00	$1,161.65	$4.03
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
R1	Actual	1.74%	$1,000.00	$1,155.08	$9.45
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
R2	Actual	1.24%	$1,000.00	$1,159.01	$6.75
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R3	Actual	0.99%	$1,000.00	$1,160.08	$5.39
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R4	Actual	0.74%	$1,000.00	$1,161.67	$4.03
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
R6	Actual	0.67%	$1,000.00	$1,161.55	$3.65
	Hypothetical (h)	0.67%	$1,000.00	$1,021.83	$3.41
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Portfolio of Investments
8/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.6%
Aerospace & Defense – 0.4%
Lockheed Martin Corp.	2,213	$ 796,237
Automotive – 0.6%
USS Co. Ltd.	87,300	$ 1,445,015
Biotechnology – 0.6%
Vertex Pharmaceuticals, Inc. (a)	6,931	$ 1,388,210
Brokerage & Asset Managers – 0.9%
ASX Ltd.	17,727	$ 1,138,218
IG Group Holdings PLC	75,347	970,128
		$2,108,346
Business Services – 3.8%
CGI, Inc. (a)	17,297	$ 1,545,660
Eurofins Scientific SE	13,265	1,880,771
Fiserv, Inc. (a)	19,620	2,311,040
Infosys Technologies Ltd., ADR	81,282	1,936,137
Sohgo Security Services Co. Ltd.	23,400	1,060,301
		$8,733,909
Cable TV – 0.5%
Comcast Corp., “A”	17,215	$ 1,044,606
Computer Software – 5.8%
Adobe Systems, Inc. (a)	11,939	$ 7,923,914
Microsoft Corp.	7,783	2,349,532
Oracle Corp.	31,750	2,829,878
		$13,103,324
Computer Software - Systems – 5.7%
Constellation Software, Inc.	2,496	$ 4,230,113
Fujitsu Ltd.	14,000	2,583,284
Hitachi Ltd.	26,200	1,449,139
NICE Systems Ltd., ADR (a)	8,557	2,487,520
SS&C Technologies Holdings, Inc.	13,465	1,018,762
Venture Corp. Ltd.	87,900	1,252,679
		$13,021,497
Construction – 0.7%
AvalonBay Communities, Inc., REIT	7,402	$ 1,699,351
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 1.4%
Kimberly-Clark Corp.	13,748	$ 1,894,612
Procter & Gamble Co.	8,851	1,260,294
		$3,154,906
Electronics – 3.9%
Kyocera Corp.	43,300	$ 2,694,467
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	51,400	6,117,114
		$8,811,581
Food & Beverages – 5.7%
General Mills, Inc.	49,724	$ 2,874,544
J.M. Smucker Co.	7,680	949,786
Mondelez International, Inc.	31,152	1,933,605
Nestle S.A.	27,248	3,443,826
PepsiCo, Inc.	23,836	3,727,712
		$12,929,473
Food & Drug Stores – 4.2%
Seven & I Holdings Co. Ltd.	69,400	$ 3,037,413
Sugi Holdings Co. Ltd. (l)	11,200	865,336
Sundrug Co. Ltd.	28,400	943,526
Tesco PLC	286,986	1,006,727
Wal-Mart Stores, Inc.	12,520	1,854,212
Wesfarmers Ltd.	43,846	1,922,928
		$9,630,142
General Merchandise – 2.2%
B&M European Value Retail S.A.	145,095	$ 1,115,115
Dollar General Corp.	13,781	3,071,923
Dollarama, Inc.	19,095	870,713
		$5,057,751
Insurance – 3.2%
Everest Re Group Ltd.	13,954	$ 3,696,415
Fairfax Financial Holdings Ltd.	2,250	995,964
Samsung Fire & Marine Insurance Co. Ltd.	5,831	1,136,578
Zurich Insurance Group AG	3,125	1,371,826
		$7,200,783
Internet – 2.6%
Alphabet, Inc., “A” (a)	1,691	$ 4,893,669
Alphabet, Inc., “C” (a)	353	1,026,962
		$5,920,631
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – 4.3%
Activision Blizzard, Inc.	26,555	$ 2,187,335
Electronic Arts, Inc.	28,898	4,196,279
Nintendo Co. Ltd.	1,500	721,265
SEGA SAMMY Holdings, Inc.	71,800	969,820
Take-Two Interactive Software, Inc. (a)	10,380	1,673,464
		$9,748,163
Machinery & Tools – 0.5%
Eaton Corp. PLC	6,794	$ 1,143,838
Major Banks – 5.6%
Bank of Nova Scotia	15,788	$ 977,435
BOC Hong Kong Holdings Ltd.	991,500	3,008,621
DBS Group Holdings Ltd.	79,700	1,776,644
JPMorgan Chase & Co.	18,318	2,929,964
PNC Financial Services Group, Inc.	10,017	1,914,249
Royal Bank of Canada (l)	21,607	2,220,335
		$12,827,248
Medical & Health Technology & Services – 1.3%
McKesson Corp.	9,626	$ 1,965,052
Quest Diagnostics, Inc.	6,775	1,035,423
		$3,000,475
Medical Equipment – 3.0%
Becton, Dickinson and Co.	4,593	$ 1,156,058
Koninklijke Philips N.V.	15,526	715,694
Medtronic PLC	13,108	1,749,656
Terumo Corp.	78,400	3,275,961
		$6,897,369
Natural Gas - Distribution – 1.7%
Italgas S.p.A.	460,207	$ 3,050,589
Tokyo Gas Co. Ltd.	46,500	894,369
		$3,944,958
Other Banks & Diversified Financials – 1.1%
U.S. Bancorp	44,290	$ 2,541,803
Pharmaceuticals – 10.5%
Eli Lilly & Co.	10,472	$ 2,704,813
Johnson & Johnson	36,319	6,287,908
Merck & Co., Inc.	34,278	2,615,069
Novartis AG	11,451	1,060,257
Novo Nordisk A.S., “B”	48,582	4,841,847
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – continued
Roche Holding AG	15,720	$ 6,312,891
		$23,822,785
Pollution Control – 0.6%
Waste Connections, Inc.	10,665	$ 1,378,025
Precious Metals & Minerals – 1.7%
Franco-Nevada Corp.	27,057	$ 3,947,086
Railroad & Shipping – 2.5%
Canadian National Railway Co.	17,007	$ 2,000,533
International Container Terminal Services, Inc.	547,250	2,047,100
Kansas City Southern Co.	5,812	1,631,254
		$5,678,887
Real Estate – 4.7%
Grand City Properties S.A.	137,734	$ 3,776,257
Life Storage, Inc., REIT	17,844	2,220,507
Public Storage, Inc., REIT	5,624	1,819,983
Sun Communities, Inc., REIT	14,158	2,852,695
		$10,669,442
Restaurants – 3.6%
McDonald's Corp.	10,288	$ 2,442,988
Starbucks Corp.	37,589	4,416,332
Yum China Holdings, Inc.	19,907	1,225,475
		$8,084,795
Specialty Chemicals – 1.4%
Symrise AG	22,114	$ 3,149,001
Specialty Stores – 0.5%
Target Corp.	4,901	$ 1,210,449
Telecommunications - Wireless – 4.1%
Advanced Info Service Public Co. Ltd.	466,200	$ 2,719,169
KDDI Corp.	139,400	4,270,127
PLDT, Inc.	77,870	2,293,056
		$9,282,352
Telephone Services – 1.7%
TELUS Corp. (l)	166,623	$ 3,838,994
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Tobacco – 1.1%
British American Tobacco PLC	25,635	$ 961,816
Japan Tobacco, Inc.	82,200	1,593,342
		$2,555,158
Trucking – 0.9%
Knight-Swift Transportation Holdings, Inc.	17,478	$ 907,632
United Parcel Service, Inc., “B”	5,712	1,117,439
		$2,025,071
Utilities - Electric Power – 5.6%
American Electric Power Co., Inc.	22,845	$ 2,046,226
CLP Holdings Ltd.	596,500	5,963,121
Duke Energy Corp.	8,674	907,821
Evergy, Inc.	16,209	1,109,506
Xcel Energy, Inc.	38,360	2,637,250
		$12,663,924
Total Common Stocks (Identified Cost, $156,922,753)		$ 224,455,585
Preferred Stocks – 0.9%
Computer Software - Systems – 0.9%
Samsung Electronics Co. Ltd. (Identified Cost, $2,294,968)	34,523	$ 2,108,093
Investment Companies (h) – 0.2%
Money Market Funds – 0.2%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $517,066)	517,066	$ 517,066

Other Assets, Less Liabilities – 0.3%		654,037
Net Assets – 100.0%		$ 227,734,781

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $517,066 and $226,563,678, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 8/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $1,250,867 of securities on loan (identified cost, $159,217,721)	$226,563,678
Investments in affiliated issuers, at value (identified cost, $517,066)	517,066
Foreign currency, at value (identified cost, $2,224)	2,224
Receivables for
Fund shares sold	121,267
Interest and dividends	733,545
Other assets	229
Total assets	$227,938,009
Liabilities
Payables for
Fund shares reacquired	$40,629
Payable to affiliates
Investment adviser	8,132
Administrative services fee	222
Shareholder servicing costs	21,627
Distribution and service fees	567
Payable for independent Trustees' compensation	12
Deferred country tax expense payable	24,738
Accrued expenses and other liabilities	107,301
Total liabilities	$203,228
Net assets	$227,734,781
Net assets consist of
Paid-in capital	$151,857,050
Total distributable earnings (loss)	75,877,731
Net assets	$227,734,781
Shares of beneficial interest outstanding	13,368,942
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$25,814,893	1,515,173	$17.04
Class B	475,426	28,125	16.90
Class C	3,132,878	185,631	16.88
Class I	102,723,262	6,026,499	17.05
Class R1	148,800	8,768	16.97
Class R2	262,628	15,417	17.04
Class R3	97,896	5,738	17.06
Class R4	91,916	5,392	17.05
Class R6	94,987,082	5,578,199	17.03

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $18.08 [100 / 94.25 x $17.04]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 8/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$4,884,183
Other	12,891
Income on securities loaned	4,081
Dividends from affiliated issuers	467
Foreign taxes withheld	(309,192)
Total investment income	$4,592,430
Expenses
Management fee	$1,191,201
Distribution and service fees	98,287
Shareholder servicing costs	111,333
Administrative services fee	38,706
Independent Trustees' compensation	6,055
Custodian fee	56,357
Shareholder communications	13,665
Audit and tax fees	60,733
Legal fees	1,319
Registration fees	126,717
Miscellaneous	34,051
Total expenses	$1,738,424
Reduction of expenses by investment adviser	(97,221)
Net expenses	$1,641,203
Net investment income (loss)	$2,951,227
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $46 country tax)	$19,945,750
Foreign currency	(24,020)
Net realized gain (loss)	$19,921,730
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $24,738 increase in deferred country tax)	$20,608,185
Translation of assets and liabilities in foreign currencies	(3,744)
Net unrealized gain (loss)	$20,604,441
Net realized and unrealized gain (loss)	$40,526,171
Change in net assets from operations	$43,477,398
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/21	8/31/20
Change in net assets
From operations
Net investment income (loss)	$2,951,227	$4,302,589
Net realized gain (loss)	19,921,730	(7,796,341)
Net unrealized gain (loss)	20,604,441	11,738,072
Change in net assets from operations	$43,477,398	$8,244,320
Total distributions to shareholders	$(3,422,711)	$(6,496,439)
Change in net assets from fund share transactions	$(31,397,844)	$(2,060,144)
Total change in net assets	$8,656,843	$(312,263)
Net assets
At beginning of period	219,077,938	219,390,201
At end of period	$227,734,781	$219,077,938
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$14.18	$13.92	$13.73	$12.82	$11.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.23	$0.25	$0.23	$0.19
Net realized and unrealized gain (loss)	2.90	0.39	0.56	0.92	0.91
Total from investment operations	$3.07	$0.62	$0.81	$1.15	$1.10
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.27)	$(0.23)	$(0.24)	$(0.15)
From net realized gain	—	(0.09)	(0.39)	—	—
Total distributions declared to shareholders	$(0.21)	$(0.36)	$(0.62)	$(0.24)	$(0.15)
Net asset value, end of period (x)	$17.04	$14.18	$13.92	$13.73	$12.82
Total return (%) (r)(s)(t)(x)	21.83	4.60	6.38	9.09	9.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05	1.05	1.06	1.23
Expenses after expense reductions (f)	0.99	0.99	0.98	0.97	1.17
Net investment income (loss)	1.14	1.68	1.86	1.75	1.55
Portfolio turnover	36	43	65	41	24
Net assets at end of period (000 omitted)	$25,815	$23,494	$19,981	$9,102	$9,215
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$14.08	$13.82	$13.63	$12.73	$11.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.12	$0.14	$0.13	$0.09
Net realized and unrealized gain (loss)	2.86	0.40	0.57	0.91	0.91
Total from investment operations	$2.92	$0.52	$0.71	$1.04	$1.00
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.17)	$(0.13)	$(0.14)	$(0.06)
From net realized gain	—	(0.09)	(0.39)	—	—
Total distributions declared to shareholders	$(0.10)	$(0.26)	$(0.52)	$(0.14)	$(0.06)
Net asset value, end of period (x)	$16.90	$14.08	$13.82	$13.63	$12.73
Total return (%) (r)(s)(t)(x)	20.88	3.81	5.60	8.25	8.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.80	1.79	1.81	1.98
Expenses after expense reductions (f)	1.74	1.75	1.74	1.74	1.96
Net investment income (loss)	0.40	0.88	1.03	1.02	0.73
Portfolio turnover	36	43	65	41	24
Net assets at end of period (000 omitted)	$475	$410	$410	$380	$350

Class C	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$14.05	$13.80	$13.62	$12.71	$11.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.12	$0.14	$0.13	$0.09
Net realized and unrealized gain (loss)	2.88	0.39	0.57	0.92	0.91
Total from investment operations	$2.94	$0.51	$0.71	$1.05	$1.00
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.17)	$(0.14)	$(0.14)	$(0.07)
From net realized gain	—	(0.09)	(0.39)	—	—
Total distributions declared to shareholders	$(0.11)	$(0.26)	$(0.53)	$(0.14)	$(0.07)
Net asset value, end of period (x)	$16.88	$14.05	$13.80	$13.62	$12.71
Total return (%) (r)(s)(t)(x)	21.00	3.77	5.57	8.28	8.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.79	1.80	1.80	1.81	1.98
Expenses after expense reductions (f)	1.74	1.75	1.74	1.74	1.96
Net investment income (loss)	0.39	0.90	1.02	1.01	0.76
Portfolio turnover	36	43	65	41	24
Net assets at end of period (000 omitted)	$3,133	$3,261	$2,876	$1,773	$1,924
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$14.18	$13.92	$13.73	$12.82	$11.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.26	$0.28	$0.27	$0.23
Net realized and unrealized gain (loss)	2.90	0.39	0.56	0.91	0.90
Total from investment operations	$3.11	$0.65	$0.84	$1.18	$1.13
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.30)	$(0.26)	$(0.27)	$(0.18)
From net realized gain	—	(0.09)	(0.39)	—	—
Total distributions declared to shareholders	$(0.24)	$(0.39)	$(0.65)	$(0.27)	$(0.18)
Net asset value, end of period (x)	$17.05	$14.18	$13.92	$13.73	$12.82
Total return (%) (r)(s)(t)(x)	22.21	4.85	6.61	9.34	9.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.80	0.79	0.81	0.94
Expenses after expense reductions (f)	0.74	0.75	0.74	0.74	0.90
Net investment income (loss)	1.38	1.88	2.09	2.03	1.87
Portfolio turnover	36	43	65	41	24
Net assets at end of period (000 omitted)	$102,723	$106,849	$118,907	$114,259	$97,952

Class R1	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$14.13	$13.88	$13.69	$12.78	$11.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.12	$0.14	$0.14	$0.09
Net realized and unrealized gain (loss)	2.89	0.39	0.58	0.91	0.91
Total from investment operations	$2.95	$0.51	$0.72	$1.05	$1.00
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.17)	$(0.14)	$(0.14)	$(0.06)
From net realized gain	—	(0.09)	(0.39)	—	—
Total distributions declared to shareholders	$(0.11)	$(0.26)	$(0.53)	$(0.14)	$(0.06)
Net asset value, end of period (x)	$16.97	$14.13	$13.88	$13.69	$12.78
Total return (%) (r)(s)(t)(x)	20.96	3.74	5.61	8.29	8.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.80	1.79	1.81	1.98
Expenses after expense reductions (f)	1.74	1.75	1.74	1.74	1.96
Net investment income (loss)	0.40	0.90	1.03	1.03	0.75
Portfolio turnover	36	43	65	41	24
Net assets at end of period (000 omitted)	$149	$109	$96	$74	$68
See Notes to Financial Statements
23

Financial Highlights – continued
Class R2	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$14.18	$13.92	$13.73	$12.81	$11.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.19	$0.21	$0.20	$0.15
Net realized and unrealized gain (loss)	2.88	0.40	0.57	0.92	0.90
Total from investment operations	$3.03	$0.59	$0.78	$1.12	$1.05
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.24)	$(0.20)	$(0.20)	$(0.11)
From net realized gain	—	(0.09)	(0.39)	—	—
Total distributions declared to shareholders	$(0.17)	$(0.33)	$(0.59)	$(0.20)	$(0.11)
Net asset value, end of period (x)	$17.04	$14.18	$13.92	$13.73	$12.81
Total return (%) (r)(s)(t)(x)	21.56	4.33	6.09	8.87	8.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.30	1.29	1.31	1.49
Expenses after expense reductions (f)	1.24	1.25	1.24	1.24	1.47
Net investment income (loss)	0.94	1.37	1.53	1.52	1.24
Portfolio turnover	36	43	65	41	24
Net assets at end of period (000 omitted)	$263	$170	$75	$66	$61

Class R3	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$14.20	$13.94	$13.74	$12.82	$11.88
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.23	$0.24	$0.22	$0.19
Net realized and unrealized gain (loss)	2.89	0.39	0.58	0.93	0.90
Total from investment operations	$3.07	$0.62	$0.82	$1.15	$1.09
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.27)	$(0.23)	$(0.23)	$(0.15)
From net realized gain	—	(0.09)	(0.39)	—	—
Total distributions declared to shareholders	$(0.21)	$(0.36)	$(0.62)	$(0.23)	$(0.15)
Net asset value, end of period (x)	$17.06	$14.20	$13.94	$13.74	$12.82
Total return (%) (r)(s)(t)(x)	21.81	4.58	6.42	9.11	9.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05	1.04	1.05	1.21
Expenses after expense reductions (f)	0.99	1.00	0.99	0.99	1.18
Net investment income (loss)	1.15	1.65	1.78	1.69	1.55
Portfolio turnover	36	43	65	41	24
Net assets at end of period (000 omitted)	$98	$79	$71	$67	$151
See Notes to Financial Statements
24

Financial Highlights – continued
Class R4	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$14.18	$13.92	$13.73	$12.82	$11.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.26	$0.27	$0.27	$0.21
Net realized and unrealized gain (loss)	2.90	0.39	0.57	0.91	0.92
Total from investment operations	$3.11	$0.65	$0.84	$1.18	$1.13
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.30)	$(0.26)	$(0.27)	$(0.18)
From net realized gain	—	(0.09)	(0.39)	—	—
Total distributions declared to shareholders	$(0.24)	$(0.39)	$(0.65)	$(0.27)	$(0.18)
Net asset value, end of period (x)	$17.05	$14.18	$13.92	$13.73	$12.82
Total return (%) (r)(s)(t)(x)	22.21	4.85	6.61	9.34	9.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.81	0.79	0.81	0.98
Expenses after expense reductions (f)	0.74	0.75	0.74	0.74	0.96
Net investment income (loss)	1.40	1.89	2.03	2.02	1.74
Portfolio turnover	36	43	65	41	24
Net assets at end of period (000 omitted)	$92	$75	$72	$67	$62

Class R6	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$14.17	$13.91	$13.72	$12.81	$11.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.27	$0.28	$0.27	$0.21
Net realized and unrealized gain (loss)	2.90	0.40	0.57	0.92	0.92
Total from investment operations	$3.12	$0.67	$0.85	$1.19	$1.13
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.32)	$(0.27)	$(0.28)	$(0.18)
From net realized gain	—	(0.09)	(0.39)	—	—
Total distributions declared to shareholders	$(0.26)	$(0.41)	$(0.66)	$(0.28)	$(0.18)
Net asset value, end of period (x)	$17.03	$14.17	$13.91	$13.72	$12.81
Total return (%) (r)(s)(t)(x)	22.25	4.94	6.68	9.42	9.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.73	0.72	0.74	0.94
Expenses after expense reductions (f)	0.67	0.67	0.67	0.67	0.92
Net investment income (loss)	1.44	2.01	2.11	2.08	1.77
Portfolio turnover	36	43	65	41	24
Net assets at end of period (000 omitted)	$94,987	$84,631	$76,901	$69,385	$68,569

See Notes to Financial Statements
25

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
26

Notes to Financial Statements
(1) Business and Organization
MFS Low Volatility Global Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across
27

Notes to Financial Statements  - continued
transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or
28

Notes to Financial Statements  - continued
published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$107,966,257	$—	$—	$107,966,257
Japan	25,803,365	—	—	25,803,365
Canada	22,004,858	—	—	22,004,858
Switzerland	12,188,800	—	—	12,188,800
Hong Kong	8,971,742	—	—	8,971,742
Germany	6,925,258	—	—	6,925,258
Taiwan	6,117,114	—	—	6,117,114
Denmark	4,841,847	—	—	4,841,847
Philippines	4,340,156	—	—	4,340,156
Other Countries	24,685,112	2,719,169	—	27,404,281
Mutual Funds	517,066	—	—	517,066
Total	$224,361,575	$2,719,169	$—	$227,080,744
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the
29

Notes to Financial Statements  - continued
related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $1,250,867. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $1,305,154 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
30

Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/21	Year ended 8/31/20
Ordinary income (including any short-term capital gains)	$3,422,711	$5,680,426
Long-term capital gains	—	816,013
Total distributions	$3,422,711	$6,496,439
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/21
Cost of investments	$161,837,699
Gross appreciation	66,833,021
Gross depreciation	(1,589,976)
Net unrealized appreciation (depreciation)	$ 65,243,045
Undistributed ordinary income	375,421
Undistributed long-term capital gain	10,296,568
Other temporary differences	(37,303)
Total distributable earnings (loss)	$ 75,877,731
31

Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/21	Year ended 8/31/20
Class A	$320,694	$588,994
Class B	2,976	7,651
Class C	22,960	58,613
Class I	1,628,467	3,250,779
Class R1	904	1,913
Class R2	2,441	3,488
Class R3	1,170	1,965
Class R4	1,303	2,062
Class R6	1,441,796	2,580,974
Total	$3,422,711	$6,496,439
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.55%
In excess of $1 billion and up to $2.5 billion	0.525%
In excess of $2.5 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended August 31, 2021, this management fee reduction amounted to $25,626, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.54% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.68%
32

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2022. For the year ended August 31, 2021, this reduction amounted to $71,595, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $4,297 for the year ended August 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 59,776
Class B	0.75%	0.25%	1.00%	1.00%	4,333
Class C	0.75%	0.25%	1.00%	1.00%	31,570
Class R1	0.75%	0.25%	1.00%	1.00%	1,302
Class R2	0.25%	0.25%	0.50%	0.50%	1,088
Class R3	—	0.25%	0.25%	0.25%	218
Total Distribution and Service Fees					$98,287
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the year ended August 31, 2021.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2021, were as follows:
Amount
Class A	$188
Class B	123
Class C	120
33

Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2021, the fee was $6,822, which equated to 0.0031% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $104,511.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.0179% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At August 31, 2021, MFS held approximately 58% and 92% of the outstanding shares of Class R1 and Class R3, respectively, and 100% of the outstanding shares of Class R4.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $37,345.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2021, this reimbursement amounted to $12,842, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $77,147,017 and $107,593,830, respectively.
34

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	238,665	$3,677,447	930,481	$12,771,654
Class B	63	1,000	—	—
Class C	39,969	589,206	58,784	784,363
Class I	1,328,671	20,430,896	4,136,645	56,160,916
Class R1	1,001	14,668	640	8,848
Class R2	3,664	55,033	6,481	90,999
Class R3	61	965	360	5,139
Class R6	1,210,679	18,635,799	2,541,691	35,247,721
	2,822,773	$43,405,014	7,675,082	$105,069,640
Shares issued to shareholders in reinvestment of distributions
Class A	21,522	$320,507	43,084	$588,562
Class B	201	2,976	556	7,651
Class C	1,554	22,794	4,196	57,613
Class I	90,681	1,348,772	199,782	2,735,681
Class R1	61	904	139	1,913
Class R2	162	2,441	255	3,488
Class R3	78	1,170	143	1,965
Class R4	87	1,303	151	2,062
Class R6	93,082	1,384,402	178,952	2,438,265
	207,428	$3,085,269	427,258	$5,837,200
Shares reacquired
Class A	(402,341)	$(6,090,235)	(751,868)	$(10,081,404)
Class B	(1,256)	(18,832)	(1,112)	(14,669)
Class C	(87,888)	(1,322,033)	(39,396)	(512,171)
Class I	(2,926,885)	(44,656,104)	(5,342,595)	(72,181,862)
Class R1	(5)	(70)	(15)	(212)
Class R2	(377)	(6,259)	(181)	(2,255)
Class R3	(1)	(17)	(1)	(14)
Class R6	(1,698,825)	(25,794,577)	(2,275,250)	(30,174,397)
	(5,117,578)	$(77,888,127)	(8,410,418)	$(112,966,984)
35

Notes to Financial Statements  - continued
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	(142,154)	$(2,092,281)	221,697	$3,278,812
Class B	(992)	(14,856)	(556)	(7,018)
Class C	(46,365)	(710,033)	23,584	329,805
Class I	(1,507,533)	(22,876,436)	(1,006,168)	(13,285,265)
Class R1	1,057	15,502	764	10,549
Class R2	3,449	51,215	6,555	92,232
Class R3	138	2,118	502	7,090
Class R4	87	1,303	151	2,062
Class R6	(395,064)	(5,774,376)	445,393	7,511,589
	(2,087,377)	$(31,397,844)	(308,078)	$(2,060,144)
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2021, the fund’s commitment fee and interest expense were $873 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$289,769	$40,926,757	$40,699,460	$—	$—	$517,066
36

Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$467	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS Low Volatility Global Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Low Volatility Global Equity Fund (the “Fund”), including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
38

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
39

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
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Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
44

Board Review of Investment Advisory Agreement
MFS Low Volatility Global Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
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Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information
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Board Review of Investment Advisory Agreement - continued
provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees
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Board Review of Investment Advisory Agreement - continued
also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
48

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
49

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $442,103 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 45.77% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
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Federal Tax Information (unaudited) - continued
Income derived from foreign sources was $3,077,896. The fund intends to pass through foreign tax credits of $293,989 for the fiscal year.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
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rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
53

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2021
MFS®  Low Volatility
Equity Fund
LVU-ANN

MFS® Low Volatility
Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, and steepened the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though policymakers and investors think most of the price hikes will prove transitory.
Since midyear, the spread of the Delta variant of the coronavirus has slowed economic growth while markets have focused on a regulatory crackdown in China, which, when coupled with stress in that country's property development sector, has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
October 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Alphabet, Inc., “A”	3.7%
Microsoft Corp.	3.6%
Adobe Systems, Inc.	3.5%
Eli Lilly & Co.	3.1%
Johnson & Johnson	2.9%
Danaher Corp.	2.6%
Target Corp.	2.3%
T-Mobile USA, Inc.	2.1%
PepsiCo, Inc.	2.0%
Amazon.com, Inc.	2.0%
GICS equity sectors (g)
Information Technology	22.9%
Health Care	17.9%
Communication Services	12.2%
Industrials	11.7%
Consumer Staples	10.9%
Financials	7.1%
Consumer Discretionary	6.4%
Utilities	5.8%
Real Estate	3.3%
Materials	1.1%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended August 31, 2021, Class A shares of the MFS Low Volatility Equity Fund (fund) provided a total return of 31.16%, at net asset value. This compares with a return of 31.17% for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Stock Index).
Market Environment
The global economy continued to recover from the most unusual recession in memory as financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the coronavirus pandemic. In developed markets, COVID-19 vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved, which could result in the emergence of additional variants. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model, although the Fed has indicated it may scale back the pace of asset purchases before the end of this year. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Global sovereign bond yields initially rose in response to these factors before yields moderated in the second half of the period as the spread of the Delta variant of the coronavirus dented economic activity. The vaccine breakthroughs announced in November 2020 saw market leadership shift from a handful of mega-cap technology companies to a broader array of small-cap and value stocks, although growth stocks have performed strongly in recent months. Signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and heavy retail participation in the market for short-dated equity options.
Detractors from Performance
Stock selection and an underweight position in the financials sector detracted from the fund's performance relative to the S&P 500 Index. Within this sector, not holding shares of strong-performing global financial services firm JPMorgan Chase held back relative returns.
3

Management Review - continued
An overweight position and, to a lesser extent, stock selection in the consumer staples sector also hindered the fund's relative results, led by its overweight positions in branded consumer foods manufacturer General Mills and beverages, food and snacks producer PepsiCo. The share price of General Mills depreciated as the company reported earnings per share results that missed expectations, primarily due to weaker-than-anticipated North American organic sales.
Elsewhere, the fund's holdings of real estate information, analytics and marketing services provider CoStar Group(b), and not owning shares of computer graphics processor maker NVIDIA, dampened relative performance. The share price of NVIDIA appreciated as the company posted strong revenues, driven by better-than-anticipated broad-based demand and capacity additions at its Gaming, Datacenter, and Pro Vis segments. The fund's overweight positions in debit and credit transaction processing company MasterCard, utility company Xcel Energy, telecommunication services provider T-Mobile, pharmaceutical company Merck & Company and electronic payment services company Global Payments further held back relative returns.
Contributors to Performance
Stock selection and an underweight position in the consumer discretionary sector contributed to the fund's relative performance, led by its underweight position in internet retailer Amazon.com. The stock price of Amazon declined during the period as the broader equity markets, particularly technology stocks, pulled back from recent highs.
Stock selection in the health care sector also benefited relative returns. Within this sector, the fund's overweight positions in pharmaceutical company Eli Lilly and healthcare equipment manufacturer Danaher helped relative performance. The stock price of Eli Lilly appreciated as the firm announced positive news in the development of its Alzheimer's drug, Donanemab, which was successful in limiting the cognitive decline in Alzheimer patients during its first Phase 2 trial.
Individual stocks in other sectors that were among the fund's top relative contributors included its underweight position in computer and personal electronics maker Apple and its holdings of agricultural equipment manufacturer AGCO(b)(h), software company Atlassian Corp(b) (Australia) and software engineering solutions and technology services provider EPAM Systems(b). The fund's overweight positions in diversified industrial manufacturer Eaton (Ireland), insurance company MetLife and internet technology company Alphabet also aided relative performance.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These
4

Management Review - continued
views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 8/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
6

Performance Summary  - continued
Total Returns through 8/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/05/13	31.16%	14.79%	13.09%
B	12/05/13	30.19%	13.93%	12.23%
C	12/05/13	30.20%	13.93%	12.24%
I	12/05/13	31.55%	15.09%	13.37%
R1	12/05/13	30.18%	13.93%	12.24%
R2	12/05/13	30.88%	14.51%	12.81%
R3	12/05/13	31.17%	14.81%	13.09%
R4	12/05/13	31.47%	15.07%	13.36%
R6	12/05/13	31.57%	15.19%	13.46%
Comparative benchmark(s)

Standard & Poor's 500 Stock Index (f)	31.17%	18.02%	14.93%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	23.61%	13.44%	12.23%
B With CDSC (Declining over six years from 4% to 0%) (v)	26.19%	13.69%	12.23%
C With CDSC (1% for 12 months) (v)	29.20%	13.93%	12.24%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored,
7

Performance Summary  - continued
endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2021 through August 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/21	Ending Account Value 8/31/21	Expenses Paid During Period (p) 3/01/21-8/31/21
A	Actual	0.89%	$1,000.00	$1,225.95	$4.99
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
B	Actual	1.64%	$1,000.00	$1,221.32	$9.18
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
C	Actual	1.64%	$1,000.00	$1,221.74	$9.18
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
I	Actual	0.64%	$1,000.00	$1,228.30	$3.59
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R1	Actual	1.64%	$1,000.00	$1,221.50	$9.18
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
R2	Actual	1.14%	$1,000.00	$1,225.20	$6.39
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R3	Actual	0.89%	$1,000.00	$1,226.34	$4.99
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R4	Actual	0.64%	$1,000.00	$1,227.58	$3.59
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R6	Actual	0.55%	$1,000.00	$1,228.02	$3.09
	Hypothetical (h)	0.55%	$1,000.00	$1,022.43	$2.80
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
8/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.3%
Aerospace & Defense – 1.4%
CACI International, Inc., “A” (a)	14,433	$ 3,717,075
Honeywell International, Inc.	11,217	2,601,335
Northrop Grumman Corp.	7,289	2,680,165
		$8,998,575
Business Services – 6.3%
Accenture PLC, “A”	19,458	$ 6,548,785
Amdocs Ltd.	158,420	12,203,093
CoStar Group, Inc. (a)	40,889	3,464,934
Fidelity National Information Services, Inc.	30,733	3,926,755
Fiserv, Inc. (a)	32,815	3,865,279
FleetCor Technologies, Inc. (a)	10,587	2,787,345
Global Payments, Inc.	25,322	4,118,370
Verisk Analytics, Inc., “A”	13,694	2,762,901
		$39,677,462
Cable TV – 3.7%
Cable One, Inc.	4,027	$ 8,455,049
Charter Communications, Inc., “A” (a)	11,250	9,187,425
Comcast Corp., “A”	90,175	5,471,819
		$23,114,293
Computer Software – 9.3%
Adobe Systems, Inc. (a)	33,272	$ 22,082,626
Atlassian Corp. PLC, “A” (a)	27,938	10,254,922
Microsoft Corp.	74,376	22,452,627
Oracle Corp.	41,774	3,723,317
		$58,513,492
Computer Software - Systems – 2.7%
Apple, Inc.	45,857	$ 6,962,468
EPAM Systems, Inc. (a)	10,892	6,892,567
ServiceNow, Inc. (a)	4,913	3,162,203
		$17,017,238
Construction – 0.5%
AvalonBay Communities, Inc., REIT	14,284	$ 3,279,321
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 1.9%
Colgate-Palmolive Co.	30,214	$ 2,355,181
Procter & Gamble Co.	67,272	9,578,860
		$11,934,041
Electrical Equipment – 3.3%
AMETEK, Inc.	22,145	$ 3,011,056
Emerson Electric Co.	27,181	2,867,595
Johnson Controls International PLC	77,330	5,784,284
TE Connectivity Ltd.	59,100	8,878,002
		$20,540,937
Electronics – 1.3%
Texas Instruments, Inc.	43,751	$ 8,352,503
Food & Beverages – 4.9%
General Mills, Inc.	100,568	$ 5,813,836
Ingredion, Inc.	72,995	6,413,341
J.M. Smucker Co.	20,324	2,513,469
Mondelez International, Inc.	57,393	3,562,383
PepsiCo, Inc.	80,881	12,648,980
		$30,952,009
Food & Drug Stores – 2.5%
Kroger Co.	118,058	$ 5,434,210
Wal-Mart Stores, Inc.	70,387	10,424,314
		$15,858,524
General Merchandise – 1.6%
Costco Wholesale Corp.	21,597	$ 9,837,218
Health Maintenance Organizations – 0.4%
UnitedHealth Group, Inc.	5,789	$ 2,409,787
Insurance – 5.3%
Allstate Corp.	36,910	$ 4,993,185
Aon PLC	23,113	6,630,195
Chubb Ltd.	32,506	5,978,503
Everest Re Group Ltd.	31,363	8,308,059
MetLife, Inc.	118,666	7,357,292
		$33,267,234
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Internet – 6.1%
Alphabet, Inc., “A” (a)	7,979	$ 23,090,827
Alphabet, Inc., “C” (a)	3,734	10,863,102
Facebook, Inc., “A” (a)	11,173	4,238,813
		$38,192,742
Leisure & Toys – 0.4%
Electronic Arts, Inc.	17,212	$ 2,499,355
Machinery & Tools – 2.7%
Eaton Corp. PLC	68,114	$ 11,467,673
Illinois Tool Works, Inc.	11,412	2,657,399
Roper Technologies, Inc.	5,783	2,794,808
		$16,919,880
Major Banks – 0.7%
PNC Financial Services Group, Inc.	24,097	$ 4,604,937
Medical & Health Technology & Services – 1.1%
Charles River Laboratories International, Inc. (a)	8,080	$ 3,586,389
McKesson Corp.	15,786	3,222,554
		$6,808,943
Medical Equipment – 6.4%
Danaher Corp.	51,080	$ 16,558,093
Medtronic PLC	66,389	8,861,603
STERIS PLC	52,006	11,181,810
Thermo Fisher Scientific, Inc.	6,085	3,376,871
		$39,978,377
Network & Telecom – 0.5%
Motorola Solutions, Inc.	12,874	$ 3,144,088
Other Banks & Diversified Financials – 3.4%
Mastercard, Inc., “A”	30,430	$ 10,535,779
S&P Global, Inc.	8,477	3,762,262
U.S. Bancorp	53,436	3,066,692
Visa, Inc., “A”	17,835	4,085,999
		$21,450,732
Pharmaceuticals – 10.0%
AbbVie, Inc.	21,670	$ 2,617,303
Eli Lilly & Co.	75,160	19,413,076
Johnson & Johnson	105,780	18,313,691
Merck & Co., Inc.	99,415	7,584,370
Pfizer, Inc.	199,386	9,185,713
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – continued
Zoetis, Inc.	29,026	$ 5,937,559
		$63,051,712
Pollution Control – 3.1%
Republic Services, Inc.	20,582	$ 2,554,844
Waste Connections, Inc.	84,600	10,931,166
Waste Management, Inc.	37,441	5,807,473
		$19,293,483
Precious Metals & Minerals – 0.6%
Newmont Corp.	60,633	$ 3,516,108
Real Estate – 2.7%
Extra Space Storage, Inc., REIT	18,697	$ 3,494,656
Public Storage, Inc., REIT	17,862	5,780,322
STAG Industrial, Inc., REIT	92,717	3,917,293
Sun Communities, Inc., REIT	20,023	4,034,435
		$17,226,706
Restaurants – 2.2%
McDonald's Corp.	10,985	$ 2,608,498
Starbucks Corp.	96,907	11,385,604
		$13,994,102
Specialty Chemicals – 0.5%
Ecolab, Inc.	14,312	$ 3,225,352
Specialty Stores – 4.2%
Amazon.com, Inc. (a)	3,533	$ 12,262,301
Target Corp.	57,517	14,205,549
		$26,467,850
Telecommunications - Wireless – 2.1%
T-Mobile USA, Inc. (a)	94,219	$ 12,909,887
Trucking – 1.7%
Expeditors International of Washington, Inc.	23,560	$ 2,936,518
Old Dominion Freight Line, Inc.	26,757	7,725,281
		$10,661,799
Utilities - Electric Power – 5.8%
American Electric Power Co., Inc.	28,786	$ 2,578,362
DTE Energy Co.	35,025	4,214,909
Duke Energy Corp.	49,753	5,207,149
Evergy, Inc.	51,957	3,556,457
Exelon Corp.	75,422	3,697,186
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
NextEra Energy, Inc.	100,876	$ 8,472,575
Sempra Energy	19,151	2,534,826
Xcel Energy, Inc.	94,905	6,524,719
		$36,786,183
Total Common Stocks (Identified Cost, $401,126,276)		$624,484,870
Investment Companies (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $6,858,031)	6,858,031	$ 6,858,031

Other Assets, Less Liabilities – (0.4)%		(2,761,249)
Net Assets – 100.0%		$628,581,652

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $6,858,031 and $624,484,870, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 8/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $401,126,276)	$624,484,870
Investments in affiliated issuers, at value (identified cost, $6,858,031)	6,858,031
Receivables for
Fund shares sold	1,370,587
Dividends	876,828
Other assets	736
Total assets	$633,591,052
Liabilities
Payables for
Investments purchased	$1,345,126
Fund shares reacquired	3,456,194
Payable to affiliates
Investment adviser	27,444
Administrative services fee	508
Shareholder servicing costs	78,058
Distribution and service fees	4,345
Payable for independent Trustees' compensation	15
Accrued expenses and other liabilities	97,710
Total liabilities	$5,009,400
Net assets	$628,581,652
Net assets consist of
Paid-in capital	$389,749,281
Total distributable earnings (loss)	238,832,371
Net assets	$628,581,652
Shares of beneficial interest outstanding	27,899,633
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$171,215,546	7,606,047	$22.51
Class B	2,511,293	111,792	22.46
Class C	32,839,008	1,467,803	22.37
Class I	335,165,408	14,866,200	22.55
Class R1	683,205	30,360	22.50
Class R2	742,491	32,845	22.61
Class R3	785,883	34,794	22.59
Class R4	106,692	4,729	22.56
Class R6	84,532,126	3,745,063	22.57

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $23.88 [100 / 94.25 x $22.51]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 8/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$9,833,424
Other	9,791
Dividends from affiliated issuers	1,805
Foreign taxes withheld	(13,838)
Total investment income	$9,831,182
Expenses
Management fee	$3,034,562
Distribution and service fees	695,053
Shareholder servicing costs	513,103
Administrative services fee	88,423
Independent Trustees' compensation	11,211
Custodian fee	37,477
Shareholder communications	44,906
Audit and tax fees	53,646
Legal fees	4,145
Miscellaneous	191,047
Total expenses	$4,673,573
Reduction of expenses by investment adviser and distributor	(154,671)
Net expenses	$4,518,902
Net investment income (loss)	$5,312,280
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$45,239,814
Foreign currency	(25)
Net realized gain (loss)	$45,239,789
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$112,943,585
Translation of assets and liabilities in foreign currencies	7
Net unrealized gain (loss)	$112,943,592
Net realized and unrealized gain (loss)	$158,183,381
Change in net assets from operations	$163,495,661
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/21	8/31/20
Change in net assets
From operations
Net investment income (loss)	$5,312,280	$7,186,729
Net realized gain (loss)	45,239,789	(27,671,446)
Net unrealized gain (loss)	112,943,592	71,118,695
Change in net assets from operations	$163,495,661	$50,633,978
Total distributions to shareholders	$(6,341,771)	$(7,089,150)
Change in net assets from fund share transactions	$(240,280,530)	$280,489,527
Total change in net assets	$(83,126,640)	$324,034,355
Net assets
At beginning of period	711,708,292	387,673,937
At end of period	$628,581,652	$711,708,292
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$17.32	$16.28	$15.05	$13.77	$12.56
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.18	$0.18	$0.18	$0.16
Net realized and unrealized gain (loss)	5.22	1.04	1.68	1.47	1.23
Total from investment operations	$5.36	$1.22	$1.86	$1.65	$1.39
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.16)	$(0.17)	$(0.18)	$(0.15)
From net realized gain	—	(0.02)	(0.46)	(0.19)	(0.03)
Total distributions declared to shareholders	$(0.17)	$(0.18)	$(0.63)	$(0.37)	$(0.18)
Net asset value, end of period (x)	$22.51	$17.32	$16.28	$15.05	$13.77
Total return (%) (r)(s)(t)(x)	31.16	7.64	13.23	12.14	11.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.92	1.05	1.16	1.33
Expenses after expense reductions (f)	0.89	0.89	0.89	0.88	1.16
Net investment income (loss)	0.71	1.11	1.22	1.25	1.19
Portfolio turnover	20	34	28	30	36
Net assets at end of period (000 omitted)	$171,216	$135,199	$85,022	$41,177	$39,568
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$17.29	$16.25	$15.02	$13.74	$12.53
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.06	$0.07	$0.07	$0.06
Net realized and unrealized gain (loss)	5.22	1.03	1.68	1.47	1.23
Total from investment operations	$5.21	$1.09	$1.75	$1.54	$1.29
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.03)	$(0.06)	$(0.07)	$(0.05)
From net realized gain	—	(0.02)	(0.46)	(0.19)	(0.03)
Total distributions declared to shareholders	$(0.04)	$(0.05)	$(0.52)	$(0.26)	$(0.08)
Net asset value, end of period (x)	$22.46	$17.29	$16.25	$15.02	$13.74
Total return (%) (r)(s)(t)(x)	30.19	6.77	12.41	11.32	10.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.67	1.81	1.91	2.08
Expenses after expense reductions (f)	1.64	1.64	1.64	1.64	1.92
Net investment income (loss)	(0.04)	0.35	0.48	0.50	0.43
Portfolio turnover	20	34	28	30	36
Net assets at end of period (000 omitted)	$2,511	$2,198	$2,558	$2,211	$2,081

Class C	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$17.22	$16.20	$14.98	$13.70	$12.50
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.06	$0.07	$0.07	$0.06
Net realized and unrealized gain (loss)	5.20	1.03	1.67	1.48	1.23
Total from investment operations	$5.19	$1.09	$1.74	$1.55	$1.29
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.05)	$(0.06)	$(0.08)	$(0.06)
From net realized gain	—	(0.02)	(0.46)	(0.19)	(0.03)
Total distributions declared to shareholders	$(0.04)	$(0.07)	$(0.52)	$(0.27)	$(0.09)
Net asset value, end of period (x)	$22.37	$17.22	$16.20	$14.98	$13.70
Total return (%) (r)(s)(t)(x)	30.20	6.75	12.40	11.36	10.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.67	1.81	1.91	2.08
Expenses after expense reductions (f)	1.64	1.64	1.64	1.64	1.92
Net investment income (loss)	(0.03)	0.35	0.47	0.50	0.43
Portfolio turnover	20	34	28	30	36
Net assets at end of period (000 omitted)	$32,839	$29,429	$21,859	$13,942	$12,422
See Notes to Financial Statements
21

Financial Highlights – continued
Class I	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$17.34	$16.31	$15.07	$13.78	$12.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.22	$0.23	$0.21	$0.19
Net realized and unrealized gain (loss)	5.23	1.03	1.68	1.49	1.23
Total from investment operations	$5.42	$1.25	$1.91	$1.70	$1.42
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.20)	$(0.21)	$(0.22)	$(0.18)
From net realized gain	—	(0.02)	(0.46)	(0.19)	(0.03)
Total distributions declared to shareholders	$(0.21)	$(0.22)	$(0.67)	$(0.41)	$(0.21)
Net asset value, end of period (x)	$22.55	$17.34	$16.31	$15.07	$13.78
Total return (%) (r)(s)(t)(x)	31.55	7.82	13.55	12.49	11.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.67	0.78	0.91	1.07
Expenses after expense reductions (f)	0.64	0.64	0.64	0.64	0.92
Net investment income (loss)	0.99	1.35	1.46	1.50	1.47
Portfolio turnover	20	34	28	30	36
Net assets at end of period (000 omitted)	$335,165	$464,428	$246,245	$30,751	$21,814

Class R1	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$17.33	$16.29	$15.06	$13.77	$12.57
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.05	$0.07	$0.07	$0.05
Net realized and unrealized gain (loss)	5.23	1.05	1.68	1.48	1.24
Total from investment operations	$5.22	$1.10	$1.75	$1.55	$1.29
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.04)	$(0.06)	$(0.07)	$(0.06)
From net realized gain	—	(0.02)	(0.46)	(0.19)	(0.03)
Total distributions declared to shareholders	$(0.05)	$(0.06)	$(0.52)	$(0.26)	$(0.09)
Net asset value, end of period (x)	$22.50	$17.33	$16.29	$15.06	$13.77
Total return (%) (r)(s)(t)(x)	30.18	6.79	12.37	11.36	10.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.67	1.81	1.91	2.07
Expenses after expense reductions (f)	1.64	1.64	1.64	1.64	1.91
Net investment income (loss)	(0.07)	0.34	0.48	0.49	0.41
Portfolio turnover	20	34	28	30	36
Net assets at end of period (000 omitted)	$683	$340	$164	$136	$108
See Notes to Financial Statements
22

Financial Highlights – continued
Class R2	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$17.39	$16.36	$15.12	$13.83	$12.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.14	$0.15	$0.14	$0.12
Net realized and unrealized gain (loss)	5.25	1.04	1.68	1.49	1.25
Total from investment operations	$5.34	$1.18	$1.83	$1.63	$1.37
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.13)	$(0.13)	$(0.15)	$(0.12)
From net realized gain	—	(0.02)	(0.46)	(0.19)	(0.03)
Total distributions declared to shareholders	$(0.12)	$(0.15)	$(0.59)	$(0.34)	$(0.15)
Net asset value, end of period (x)	$22.61	$17.39	$16.36	$15.12	$13.83
Total return (%) (r)(s)(t)(x)	30.88	7.29	12.94	11.93	10.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.17	1.30	1.42	1.58
Expenses after expense reductions (f)	1.14	1.14	1.14	1.14	1.42
Net investment income (loss)	0.45	0.86	0.98	1.01	0.91
Portfolio turnover	20	34	28	30	36
Net assets at end of period (000 omitted)	$742	$531	$368	$156	$74

Class R3	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$17.38	$16.34	$15.10	$13.81	$12.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.18	$0.19	$0.18	$0.15
Net realized and unrealized gain (loss)	5.24	1.05	1.68	1.48	1.25
Total from investment operations	$5.38	$1.23	$1.87	$1.66	$1.40
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)	$(0.17)	$(0.18)	$(0.15)
From net realized gain	—	(0.02)	(0.46)	(0.19)	(0.03)
Total distributions declared to shareholders	$(0.17)	$(0.19)	$(0.63)	$(0.37)	$(0.18)
Net asset value, end of period (x)	$22.59	$17.38	$16.34	$15.10	$13.81
Total return (%) (r)(s)(t)(x)	31.17	7.65	13.24	12.18	11.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.93	1.05	1.16	1.33
Expenses after expense reductions (f)	0.89	0.89	0.89	0.89	1.17
Net investment income (loss)	0.70	1.15	1.22	1.25	1.18
Portfolio turnover	20	34	28	30	36
Net assets at end of period (000 omitted)	$786	$573	$100	$67	$59
See Notes to Financial Statements
23

Financial Highlights – continued
Class R4	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$17.36	$16.32	$15.08	$13.79	$12.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.22	$0.22	$0.21	$0.19
Net realized and unrealized gain (loss)	5.23	1.04	1.69	1.49	1.23
Total from investment operations	$5.41	$1.26	$1.91	$1.70	$1.42
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.20)	$(0.21)	$(0.22)	$(0.18)
From net realized gain	—	(0.02)	(0.46)	(0.19)	(0.03)
Total distributions declared to shareholders	$(0.21)	$(0.22)	$(0.67)	$(0.41)	$(0.21)
Net asset value, end of period (x)	$22.56	$17.36	$16.32	$15.08	$13.79
Total return (%) (r)(s)(t)(x)	31.47	7.87	13.53	12.48	11.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.67	0.81	0.91	1.08
Expenses after expense reductions (f)	0.64	0.64	0.64	0.64	0.92
Net investment income (loss)	0.96	1.35	1.48	1.50	1.42
Portfolio turnover	20	34	28	30	36
Net assets at end of period (000 omitted)	$107	$81	$75	$66	$59

Class R6	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$17.37	$16.32	$15.09	$13.80	$12.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.23	$0.23	$0.23	$0.18
Net realized and unrealized gain (loss)	5.23	1.05	1.68	1.48	1.27
Total from investment operations	$5.43	$1.28	$1.91	$1.71	$1.45
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.21)	$(0.22)	$(0.23)	$(0.20)
From net realized gain	—	(0.02)	(0.46)	(0.19)	(0.03)
Total distributions declared to shareholders	$(0.23)	$(0.23)	$(0.68)	$(0.42)	$(0.23)
Net asset value, end of period (x)	$22.57	$17.37	$16.32	$15.09	$13.80
Total return (%) (r)(s)(t)(x)	31.57	8.02	13.56	12.57	11.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.59	0.71	0.82	0.97
Expenses after expense reductions (f)	0.55	0.56	0.56	0.54	0.78
Net investment income (loss)	1.06	1.45	1.53	1.60	1.38
Portfolio turnover	20	34	28	30	36
Net assets at end of period (000 omitted)	$84,532	$78,929	$31,283	$8,632	$6,515

See Notes to Financial Statements
24

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
25

Notes to Financial Statements
(1) Business and Organization
MFS Low Volatility Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is
26

Notes to Financial Statements  - continued
subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,
27

Notes to Financial Statements  - continued
an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$624,484,870	$—	$—	$624,484,870
Mutual Funds	6,858,031	—	—	6,858,031
Total	$631,342,901	$—	$—	$631,342,901
For further information regarding security characteristics, see the Portfolio of Investments.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the
28

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/21	Year ended 8/31/20
Ordinary income (including any short-term capital gains)	$6,341,771	$6,410,990
Long-term capital gains	—	678,160
Total distributions	$6,341,771	$7,089,150
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/21
Cost of investments	$411,963,790
Gross appreciation	219,789,590
Gross depreciation	(410,479)
Net unrealized appreciation (depreciation)	$219,379,111
Undistributed ordinary income	418,493
Undistributed long-term capital gain	19,034,760
Other temporary differences	7
Total distributable earnings (loss)	$238,832,371
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
29

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/21	Year ended 8/31/20
Class A	$1,273,579	$1,259,540
Class B	4,711	8,076
Class C	67,219	114,106
Class I	4,015,188	4,857,764
Class R1	1,078	898
Class R2	3,771	3,903
Class R3	5,668	4,643
Class R4	1,005	1,014
Class R6	969,552	839,206
Total	$6,341,771	$7,089,150
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended August 31, 2021, this management fee reduction amounted to $71,567, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.57%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2022. For the year ended August 31, 2021, this reduction amounted to $83,071, which is included in the reduction of total expenses in the Statement of Operations.
30

Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $48,490 for the year ended August 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 364,343
Class B	0.75%	0.25%	1.00%	1.00%	22,585
Class C	0.75%	0.25%	1.00%	1.00%	298,194
Class R1	0.75%	0.25%	1.00%	1.00%	5,248
Class R2	0.25%	0.25%	0.50%	0.50%	3,052
Class R3	—	0.25%	0.25%	0.25%	1,631
Total Distribution and Service Fees					$695,053
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2021, this rebate amounted to $33 for Class A and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2021, were as follows:
Amount
Class A	$2,814
Class B	777
Class C	1,315
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as
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Notes to Financial Statements  - continued
determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2021, the fee was $22,776, which equated to 0.0037% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $490,327.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.0145% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At August 31, 2021, MFS held approximately 100% of the outstanding shares of Class R4.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2021, this reimbursement amounted to $9,615, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $119,944,049 and $360,678,032, respectively.
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Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,446,349	$28,293,888	4,468,100	$71,643,199
Class B	780	14,181	3,641	59,763
Class C	149,260	2,862,645	728,406	11,722,623
Class I	7,366,451	140,374,827	21,568,779	344,288,587
Class R1	16,023	299,834	10,062	164,912
Class R2	2,305	45,945	11,025	176,500
Class R3	2,690	53,266	31,934	539,974
Class R4	7	123	1	12
Class R6	888,166	16,652,858	3,871,893	61,898,410
	9,872,031	$188,597,567	30,693,841	$490,493,980
Shares issued to shareholders in reinvestment of distributions
Class A	69,426	$1,272,856	80,918	$1,257,661
Class B	263	4,711	504	8,040
Class C	3,757	67,173	7,205	114,052
Class I	222,072	4,012,372	311,665	4,854,910
Class R1	60	1,078	57	898
Class R2	205	3,771	249	3,903
Class R3	307	5,668	303	4,643
Class R4	55	1,005	65	1,014
Class R6	51,135	939,815	51,280	790,978
	347,280	$6,308,449	452,246	$7,036,099
Shares reacquired
Class A	(1,715,939)	$(32,744,101)	(1,963,811)	$(30,771,313)
Class B	(16,332)	(302,187)	(34,460)	(530,783)
Class C	(393,734)	(7,379,328)	(376,716)	(5,835,567)
Class I	(19,501,281)	(361,829,953)	(10,203,475)	(159,682,355)
Class R1	(5,334)	(102,212)	(567)	(7,918)
Class R2	(209)	(4,462)	(3,224)	(51,662)
Class R3	(1,200)	(23,867)	(5,364)	(80,611)
Class R6	(1,739,204)	(32,800,436)	(1,294,460)	(20,080,343)
	(23,373,233)	$(435,186,546)	(13,882,077)	$(217,040,552)
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Notes to Financial Statements  - continued
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	(200,164)	$(3,177,357)	2,585,207	$42,129,547
Class B	(15,289)	(283,295)	(30,315)	(462,980)
Class C	(240,717)	(4,449,510)	358,895	6,001,108
Class I	(11,912,758)	(217,442,754)	11,676,969	189,461,142
Class R1	10,749	198,700	9,552	157,892
Class R2	2,301	45,254	8,050	128,741
Class R3	1,797	35,067	26,873	464,006
Class R4	62	1,128	66	1,026
Class R6	(799,903)	(15,207,763)	2,628,713	42,609,045
	(13,153,922)	$(240,280,530)	17,264,010	$280,489,527
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2021, the fund’s commitment fee and interest expense were $2,645 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,082,282	$84,557,749	$80,782,000	$—	$—	$6,858,031
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Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,805	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
35

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Low Volatility Equity Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Low Volatility Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 15, 2021
37

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
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Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
42

Board Review of Investment Advisory Agreement
MFS Low Volatility Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
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Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information
44

Board Review of Investment Advisory Agreement - continued
provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees
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Board Review of Investment Advisory Agreement - continued
also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
46

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
47

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $1,723,366 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
48

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
49

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
51

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2021
MFS®  New Discovery Fund
NDF-ANN

MFS® New Discovery Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, and steepened the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though policymakers and investors think most of the price hikes will prove transitory.
Since midyear, the spread of the Delta variant of the coronavirus has slowed economic growth while markets have focused on a regulatory crackdown in China, which, when coupled with stress in that country's property development sector, has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
October 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Rapid7, Inc.	2.3%
Nuvei Corp.	2.0%
CACI International, Inc., “A”	1.9%
Focus Financial Partners, “A”	1.6%
Q2 Holdings, Inc.	1.6%
Ritchie Bros. Auctioneers, Inc.	1.6%
AZEK Co. LLC	1.5%
CoreSite Realty Corp., REIT	1.5%
Certara, Inc.	1.5%
ExlService Holdings, Inc.	1.5%
GICS equity sectors (g)
Information Technology	28.8%
Health Care	22.0%
Industrials	17.1%
Consumer Discretionary	12.1%
Financials	6.3%
Real Estate	5.2%
Materials	2.3%
Consumer Staples	1.6%
Communication Services	0.9%
Energy	0.1%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended August 31, 2021, Class A shares of the MFS New Discovery Fund (fund) provided a total return of 39.23%, at net asset value. This compares with a return of 35.61% for the fund’s benchmark, the Russell 2000® Growth Index.
Market Environment
The global economy continued to recover from the most unusual recession in memory as financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the coronavirus pandemic. In developed markets, COVID-19 vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved, which could result in the emergence of additional variants. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model, although the Fed has indicated it may scale back the pace of asset purchases before the end of this year. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Global sovereign bond yields initially rose in response to these factors before yields moderated in the second half of the period as the spread of the Delta variant of the coronavirus dented economic activity. The vaccine breakthroughs announced in November 2020 saw market leadership shift from a handful of mega-cap technology companies to a broader array of small-cap and value stocks, although growth stocks have performed strongly in recent months. Signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and heavy retail participation in the market for short-dated equity options.
Contributors to Performance
Stock selection and an overweight allocation to both the information technology and materials sectors contributed to the fund's performance relative to the Russell 2000® Growth Index. Within the information technology sector, holdings of global payments solutions provider Nuvei(b), digital outsourcing services provider TaskUs(b) and technology services provider Endava(b) boosted relative results. Additionally, the timing
3

Management Review - continued
of the fund's ownership in shares of computer gaming hardware components manufacturer Corsair Gaming(h), and its overweight position in security risk intelligence solutions provider Rapid7, further supported relative results. The share price of Nuvei advanced on the back of stronger-than-expected volumes and organic revenue growth. Additionally, the company benefited from a number of strategic acquisitions that improved the company's market share, boosted its competitive advantage and lowered operational costs. Within the materials sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's largest relative contributors during the period.
An underweight position in the health care sector also supported relative results. Within this sector, the fund's holdings of biopharmaceutical company Immunomedics(b)(h), life science company Maravai Lifesciences and contract research company Charles River Laboratories International benefited relative performance. The share price of Immunomedics jumped in September as biopharmaceutical firm Gilead Sciences agreed to acquire the company for a significant premium.
Elsewhere, the fund's holdings of back-up power generation equipment manufacturer Generac(b), and its overweight position in internet-based mailing and shipping solutions provider Stamps.com(h), further bolstered relative performance. The share price of Generac appreciated as the company delivered robust financial results, driven by record revenue in its core residential segment as demand for backup power from customers working from home increased. Additionally, the firm increased its full-year guidance due to forced grid-outages in California and a higher-than-forecasted active Atlantic hurricane season.
Detractors from Performance
Security selection in the industrials sector held back relative performance, led by the timing of the fund's ownership in shares of ground-mounting systems manufacturer Array Technologies. The share price of Array suffered from a higher-than-expected spike in steel, ocean and road freight prices that pressured the company’s earnings.
Stocks in other sectors that detracted from relative results included the fund's holdings of digital insurance platform Metromile(b), pharmaceutical industry glass and plastic products manufacturer Gerresheimer(b) (Germany) and clinical-stage biotechnology company bluebird bio(b)(h). The share price of Metromile declined as the company missed growth and profit expectations and significantly reduced its outlook. Management mentioned that the auto insurance industry has broadly experienced inflation and greater insurance losses due to elevated driving patterns and significantly increased accident severity, which had a negative impact on the company’s financial results. Additionally, the fund's overweight positions in intelligent identity and authentication solutions provider Ping Identity, arrhythmia tools manufacturer Acutus Medical and digital banking services provider Q2 were among the fund's top relative detractors. The timing of the fund's ownership in shares of cloud content management and file sharing services provider Box(h), and not owning shares of clinical stage genome editing company Intellia Therapeutics, further weighed on its relative returns. The share price of Ping Identity fell during the period on the back of a revenue miss and lower-than-expected guidance as deal phasing, contract duration and Software as a Service (SaaS) transition headwinds continued to put pressure on the stock.
4

Management Review - continued
The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Michael Grossman
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 8/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 8/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	39.23%	23.50%	16.15%	N/A
B	11/03/97	38.19%	22.58%	15.29%	N/A
C	11/03/97	38.21%	22.57%	15.28%	N/A
I	1/02/97	39.57%	23.80%	16.43%	N/A
R1	4/01/05	38.20%	22.57%	15.28%	N/A
R2	10/31/03	38.84%	23.18%	15.86%	N/A
R3	4/01/05	39.20%	23.49%	16.15%	N/A
R4	4/01/05	39.58%	23.82%	16.44%	N/A
R6	6/01/12	39.73%	23.93%	N/A	17.86%
Comparative benchmark(s)

Russell 2000® Growth Index (f)	35.61%	16.58%	14.78%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	31.22%	22.04%	15.47%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	34.19%	22.40%	15.29%	N/A
C With CDSC (1% for 12 months) (v)	37.21%	22.57%	15.28%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 2000® Growth Index(h) - constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell
7

Performance Summary  - continued
Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2021 through August 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/21	Ending Account Value 8/31/21	Expenses Paid During Period (p) 3/01/21-8/31/21
A	Actual	1.21%	$1,000.00	$1,087.76	$6.37
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16
B	Actual	1.96%	$1,000.00	$1,083.85	$10.29
	Hypothetical (h)	1.96%	$1,000.00	$1,015.32	$9.96
C	Actual	1.95%	$1,000.00	$1,083.95	$10.24
	Hypothetical (h)	1.95%	$1,000.00	$1,015.38	$9.91
I	Actual	0.96%	$1,000.00	$1,089.15	$5.06
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
R1	Actual	1.96%	$1,000.00	$1,083.76	$10.29
	Hypothetical (h)	1.96%	$1,000.00	$1,015.32	$9.96
R2	Actual	1.45%	$1,000.00	$1,086.21	$7.62
	Hypothetical (h)	1.45%	$1,000.00	$1,017.90	$7.38
R3	Actual	1.21%	$1,000.00	$1,087.66	$6.37
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16
R4	Actual	0.96%	$1,000.00	$1,089.14	$5.06
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
R6	Actual	0.87%	$1,000.00	$1,089.63	$4.58
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
8/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 96.4%
Aerospace & Defense – 2.3%
CACI International, Inc., “A” (a)	248,616	$ 64,028,565
Kratos Defense & Security Solutions, Inc. (a)	504,885	12,480,757
		$76,509,322
Airlines – 1.2%
JetBlue Airways Corp. (a)	2,636,947	$ 39,897,008
Apparel Manufacturers – 1.2%
Skechers USA, Inc., “A” (a)	804,219	$ 40,556,764
Automotive – 0.5%
Visteon Corp. (a)	169,203	$ 17,881,373
Biotechnology – 6.3%
Abcam PLC (a)	1,245,796	$ 26,445,367
Adaptive Biotechnologies Corp. (a)	407,145	14,787,506
AlloVir, Inc. (a)	524,822	10,102,824
Amicus Therapeutics, Inc. (a)	842,470	9,595,733
Berkeley Lights, Inc. (a)	256,034	9,104,569
BioAtla, Inc. (a)	333,933	13,721,307
BioXcel Therapeutics, Inc. (a)	285,898	8,419,696
BridgeBio Pharma, Inc. (a)	299,209	14,993,363
Immunocore Holdings PLC, ADR (a)	229,749	7,940,125
Lyell Immunopharma, Inc. (a)	665,518	10,508,529
MaxCyte, Inc. (a)	1,065,814	16,370,903
Neurocrine Biosciences, Inc. (a)	95,139	9,057,233
Olink Holding AB (a)	326,453	10,449,761
Prelude Therapeutics, Inc. (a)	322,319	11,503,565
Recursion Pharmaceuticals, Inc. (a)	614,885	15,507,400
Sana Biotechnology, Inc. (a)	513,674	12,323,039
Twist Bioscience Corp. (a)	108,823	12,319,852
		$213,150,772
Brokerage & Asset Managers – 3.9%
Focus Financial Partners, “A” (a)	1,029,513	$ 53,411,135
GCM Grosvenor, Inc.	827,478	9,201,555
GCM Grosvenor, Inc. (PIPE) (a)	1,262,527	14,039,300
Hamilton Lane, Inc., “A”	232,551	20,015,665
WisdomTree Investments, Inc.	5,320,259	33,570,834
		$130,238,489
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – 12.2%
Endava PLC, ADR (a)	289,653	$ 38,784,537
EVO Payments, Inc., “A” (a)	1,693,438	43,081,063
ExlService Holdings, Inc. (a)	401,208	49,404,753
Keywords Studios PLC (a)	1,101,089	47,261,846
LegalZoom.com, Inc. (a)	661,620	22,647,253
Nuvei Corp. (a)	526,460	66,860,420
Payoneer Global, Inc. (a)	2,730,496	28,042,194
TaskUs, Inc., “A” (a)	646,216	40,646,986
TriNet Group, Inc. (a)	339,827	31,291,270
WNS (Holdings) Ltd., ADR (a)	501,755	41,615,560
		$409,635,882
Chemicals – 1.1%
Ingevity Corp. (a)	456,998	$ 36,738,069
Computer Software – 11.4%
8x8, Inc. (a)	1,026,032	$ 24,778,673
Alkami Technology, Inc. (a)	991,710	28,323,238
Avalara, Inc. (a)	85,444	15,354,287
DoubleVerify Holdings, Inc. (a)	848,407	30,822,626
Everbridge, Inc. (a)	288,607	45,302,641
nCino, Inc. (a)	331,280	20,542,673
Open Lending Corp., “A” (a)	866,099	32,019,680
Pagerduty, Inc. (a)	681,655	29,174,834
Paycor HCM, Inc. (a)	1,042,874	38,534,194
Paylocity Holding Corp. (a)	124,909	33,625,503
Ping Identity Holding Corp. (a)	963,503	25,002,903
Procore Technologies, Inc. (a)	183,245	16,620,321
VERTEX, Inc. (a)	1,447,342	29,959,979
Zendesk, Inc. (a)	107,548	13,292,933
		$383,354,485
Computer Software - Systems – 3.9%
Q2 Holdings, Inc. (a)	601,187	$ 52,958,563
Rapid7, Inc. (a)	645,462	78,436,542
		$131,395,105
Construction – 3.0%
AZEK Co. LLC (a)	1,216,742	$ 51,699,368
Latch, Inc. (a)(l)	2,195,657	27,248,103
Trex Co., Inc. (a)	184,982	20,303,624
		$99,251,095
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Services – 2.7%
Boyd Group Services, Inc.	101,496	$ 19,813,300
Bright Horizons Family Solutions, Inc. (a)	128,518	18,732,783
European Wax Center, Inc., “A” (a)	1,061,563	25,849,059
F45 Training Holdings, Inc. (a)	1,912,896	25,938,870
		$90,334,012
Electrical Equipment – 3.2%
Advanced Drainage Systems, Inc.	169,736	$ 19,375,364
Generac Holdings, Inc. (a)	53,114	23,209,756
Littlefuse, Inc.	70,421	20,098,153
Sensata Technologies Holding PLC (a)	774,321	45,824,317
		$108,507,590
Electronics – 1.8%
Advanced Energy Industries, Inc.	512,531	$ 46,220,046
Silicon Laboratories, Inc. (a)	81,695	12,876,766
		$59,096,812
Entertainment – 0.9%
Manchester United PLC, “A”	1,836,015	$ 31,652,899
Food & Beverages – 1.6%
Duckhorn Portfolio, Inc. (a)	843,442	$ 18,125,569
Laird Superfood, Inc. (a)	172,873	3,445,359
Oatly Group AB, ADR (a)	1,729,796	31,516,883
		$53,087,811
Gaming & Lodging – 2.0%
Genius Sports Ltd. (SPAC) (a)	1,990,546	$ 40,826,098
Penn National Gaming, Inc. (a)	327,198	26,535,758
		$67,361,856
Insurance – 0.3%
Metromile, Inc. (a)(l)	2,459,541	$ 9,838,164
Leisure & Toys – 1.4%
Malibu Boats, Inc., “A” (a)	546,379	$ 39,120,737
Thule Group AB	142,784	7,793,227
		$46,913,964
Machinery & Tools – 1.6%
Ritchie Bros. Auctioneers, Inc.	843,689	$ 52,806,495
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 8.0%
Certara, Inc. (a)	1,495,555	$ 50,205,781
Charles River Laboratories International, Inc. (a)	60,431	26,822,904
Guardant Health, Inc. (a)	98,282	12,508,350
Health Catalyst, Inc. (a)	234,097	12,784,037
HealthEquity, Inc. (a)	407,564	26,153,382
ICON PLC (a)	170,470	43,601,112
LifeStance Health Group, Inc. (a)	1,647,345	24,479,547
Syneos Health, Inc. (a)	525,973	48,799,775
Talkspace, Inc. (a)	4,600,242	24,151,270
		$269,506,158
Medical Equipment – 4.4%
Acutus Medical, Inc. (a)	855,825	$ 10,946,002
Gerresheimer AG	373,531	39,672,169
Maravai Lifesciences Holdings, Inc., “A” (a)	556,683	32,944,500
Nevro Corp. (a)	173,417	21,156,874
OptiNose, Inc. (a)(l)	1,169,386	3,402,913
Outset Medical, Inc. (a)	319,520	15,749,141
PerkinElmer, Inc.	70,549	13,037,455
Silk Road Medical, Inc. (a)	187,403	11,109,250
		$148,018,304
Network & Telecom – 1.5%
CoreSite Realty Corp., REIT	346,347	$ 51,387,504
Other Banks & Diversified Financials – 1.1%
Bank OZK	396,448	$ 16,821,289
Prosperity Bancshares, Inc.	309,180	21,605,498
		$38,426,787
Pharmaceuticals – 2.0%
Annexon, Inc. (a)	487,334	$ 7,967,911
Collegium Pharmaceutical, Inc. (a)	511,358	10,498,180
Harmony Biosciences Holdings (a)	453,025	15,353,017
SpringWorks Therapeutics, Inc. (a)	260,790	19,585,329
Turning Point Therapeutics, Inc. (a)	192,279	14,809,328
		$68,213,765
Pollution Control – 0.9%
GFL Environmental, Inc.	816,890	$ 28,746,359
Railroad & Shipping – 0.1%
StealthGas, Inc. (a)	1,033,327	$ 2,810,649
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 3.7%
Big Yellow Group PLC, REIT	1,284,237	$ 26,925,909
Industrial Logistics Properties Trust, REIT	611,179	16,764,640
Innovative Industrial Properties, Inc., REIT	129,722	31,899,937
STAG Industrial, Inc., REIT	1,128,179	47,665,563
		$123,256,049
Specialty Chemicals – 2.1%
Axalta Coating Systems Ltd. (a)	1,393,666	$ 42,562,560
Rogers Corp. (a)	135,284	28,735,674
		$71,298,234
Specialty Stores – 4.9%
ACV Auctions, Inc.	2,081,056	$ 42,474,353
Leslie's, Inc. (a)	2,004,345	48,344,802
Petco Health & Wellness Co., Inc. (a)	1,173,423	25,263,797
ThredUp, Inc. (a)(h)	1,250,636	23,974,692
Vroom, Inc. (a)	923,165	24,796,212
		$164,853,856
Trucking – 2.9%
CryoPort, Inc. (a)	619,327	$ 39,370,617
Knight-Swift Transportation Holdings, Inc.	706,304	36,678,367
Schneider National, Inc.	973,214	21,936,244
		$97,985,228
Utilities - Electric Power – 2.3%
Array Technologies, Inc. (a)	1,883,937	$ 35,926,679
Shoals Technologies Group, Inc. (a)	1,312,585	42,750,893
		$78,677,572
Total Common Stocks (Identified Cost, $2,479,892,405)		$3,241,388,432
Investment Companies (h) – 3.7%
Money Market Funds – 3.7%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $122,908,348)	122,912,898	$ 122,912,898
Collateral for Securities Loaned – 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (j) (Identified Cost, $12,056,294)	12,056,294	$ 12,056,294

Other Assets, Less Liabilities – (0.5)%		(15,289,428)
Net Assets – 100.0%		$3,361,068,196

(a)	Non-income producing security.
15

Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $146,887,590 and $3,229,470,034, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust
SPAC	Special Purpose Acquisition Company
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 8/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $13,255,455 of securities on loan (identified cost, $2,470,097,488)	$3,229,470,034
Investments in affiliated issuers, at value (identified cost, $144,759,559)	146,887,590
Cash	854
Receivables for
Investments sold	37,915,137
Fund shares sold	7,817,944
Interest and dividends	786,357
Other assets	1,748
Total assets	$3,422,879,664
Liabilities
Payables for
Investments purchased	$46,423,334
Fund shares reacquired	2,391,882
Collateral for securities loaned, at value (c)	12,056,294
Payable to affiliates
Investment adviser	179,369
Administrative services fee	2,451
Shareholder servicing costs	430,001
Distribution and service fees	23,713
Payable for independent Trustees' compensation	55
Accrued expenses and other liabilities	304,369
Total liabilities	$61,811,468
Net assets	$3,361,068,196
Net assets consist of
Paid-in capital	$2,105,781,384
Total distributable earnings (loss)	1,255,286,812
Net assets	$3,361,068,196
Shares of beneficial interest outstanding	76,758,693

(c)	Non-cash collateral is not included.
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,171,165,905	28,894,147	$40.53
Class B	16,700,787	598,160	27.92
Class C	56,833,117	2,028,380	28.02
Class I	621,379,109	13,107,741	47.41
Class R1	5,922,907	214,930	27.56
Class R2	34,687,618	949,180	36.54
Class R3	178,004,826	4,400,230	40.45
Class R4	27,862,976	631,624	44.11
Class R6	1,248,510,951	25,934,301	48.14

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $43.00 [100 / 94.25 x $40.53]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 8/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$15,834,813
Income on securities loaned	596,758
Other	319,918
Dividends from affiliated issuers	66,330
Foreign taxes withheld	(353,510)
Total investment income	$16,464,309
Expenses
Management fee	$22,955,494
Distribution and service fees	3,780,948
Shareholder servicing costs	2,067,646
Administrative services fee	362,287
Independent Trustees' compensation	39,109
Custodian fee	159,532
Shareholder communications	198,134
Audit and tax fees	61,345
Legal fees	16,988
Miscellaneous	332,414
Total expenses	$29,973,897
Reduction of expenses by investment adviser and distributor	(329,164)
Net expenses	$29,644,733
Net investment income (loss)	$(13,180,424)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$684,264,249
Affiliated issuers	485,468
Foreign currency	14,468
Net realized gain (loss)	$684,764,185
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$198,440,172
Affiliated issuers	2,123,481
Translation of assets and liabilities in foreign currencies	(4,537)
Net unrealized gain (loss)	$200,559,116
Net realized and unrealized gain (loss)	$885,323,301
Change in net assets from operations	$872,142,877
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/21	8/31/20
Change in net assets
From operations
Net investment income (loss)	$(13,180,424)	$(8,702,343)
Net realized gain (loss)	684,764,185	131,368,209
Net unrealized gain (loss)	200,559,116	321,853,771
Change in net assets from operations	$872,142,877	$444,519,637
Total distributions to shareholders	$(245,280,652)	$(114,138,919)
Change in net assets from fund share transactions	$654,561,520	$317,806,445
Total change in net assets	$1,281,423,745	$648,187,163
Net assets
At beginning of period	2,079,644,451	1,431,457,288
At end of period	$3,361,068,196	$2,079,644,451
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$32.45	$27.56	$33.30	$27.27	$24.11
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.23)	$(0.18)	$(0.19)	$(0.23)	$(0.18)(c)
Net realized and unrealized gain (loss)	12.20	7.31	0.06(g)	9.07	3.92
Total from investment operations	$11.97	$7.13	$(0.13)	$8.84	$3.74
Less distributions declared to shareholders
From net realized gain	$(3.89)	$(2.24)	$(5.61)	$(2.81)	$(0.58)
Net asset value, end of period (x)	$40.53	$32.45	$27.56	$33.30	$27.27
Total return (%) (r)(s)(t)(x)	39.23	27.51	3.49	34.98	15.83(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.29	1.30	1.33	1.35(c)
Expenses after expense reductions (f)	1.22	1.27	1.29	1.31	1.33(c)
Net investment income (loss)	(0.63)	(0.66)	(0.70)	(0.80)	(0.70)(c)
Portfolio turnover	71	64	69	67	53
Net assets at end of period (000 omitted)	$1,171,166	$755,202	$549,660	$525,698	$394,878
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$23.55	$20.72	$26.86	$22.65	$20.27
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.36)	$(0.28)	$(0.30)	$(0.37)	$(0.30)(c)
Net realized and unrealized gain (loss)	8.62	5.35	(0.23)(g)	7.39	3.26
Total from investment operations	$8.26	$5.07	$(0.53)	$7.02	$2.96
Less distributions declared to shareholders
From net realized gain	$(3.89)	$(2.24)	$(5.61)	$(2.81)	$(0.58)
Net asset value, end of period (x)	$27.92	$23.55	$20.72	$26.86	$22.65
Total return (%) (r)(s)(t)(x)	38.19	26.58	2.69	34.00	14.97(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	2.04	2.06	2.08	2.10(c)
Expenses after expense reductions (f)	1.98	2.02	2.04	2.06	2.08(c)
Net investment income (loss)	(1.40)	(1.40)	(1.45)	(1.55)	(1.45)(c)
Portfolio turnover	71	64	69	67	53
Net assets at end of period (000 omitted)	$16,701	$16,502	$18,708	$23,424	$20,143

Class C	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$23.62	$20.78	$26.91	$22.70	$20.31
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.36)	$(0.28)	$(0.30)	$(0.37)	$(0.31)(c)
Net realized and unrealized gain (loss)	8.65	5.36	(0.22)(g)	7.39	3.28
Total from investment operations	$8.29	$5.08	$(0.52)	$7.02	$2.97
Less distributions declared to shareholders
From net realized gain	$(3.89)	$(2.24)	$(5.61)	$(2.81)	$(0.58)
Net asset value, end of period (x)	$28.02	$23.62	$20.78	$26.91	$22.70
Total return (%) (r)(s)(t)(x)	38.21	26.55	2.72	33.92	14.99(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	2.04	2.05	2.08	2.10(c)
Expenses after expense reductions (f)	1.98	2.03	2.04	2.07	2.09(c)
Net investment income (loss)	(1.40)	(1.41)	(1.45)	(1.55)	(1.45)(c)
Portfolio turnover	71	64	69	67	53
Net assets at end of period (000 omitted)	$56,833	$58,057	$59,253	$69,498	$76,724
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$37.30	$31.29	$36.82	$29.81	$26.24
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.16)	$(0.14)	$(0.14)	$(0.18)	$(0.12)(c)
Net realized and unrealized gain (loss)	14.16	8.39	0.22(g)	10.00	4.27
Total from investment operations	$14.00	$8.25	$0.08	$9.82	$4.15
Less distributions declared to shareholders
From net realized gain	$(3.89)	$(2.24)	$(5.61)	$(2.81)	$(0.58)
Net asset value, end of period (x)	$47.41	$37.30	$31.29	$36.82	$29.81
Total return (%) (r)(s)(t)(x)	39.60	27.83	3.76	35.31	16.12(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.04	1.05	1.08	1.10(c)
Expenses after expense reductions (f)	0.97	1.03	1.05	1.07	1.09(c)
Net investment income (loss)	(0.37)	(0.43)	(0.45)	(0.55)	(0.45)(c)
Portfolio turnover	71	64	69	67	53
Net assets at end of period (000 omitted)	$621,379	$331,177	$164,593	$180,591	$106,459

Class R1	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$23.29	$20.51	$26.66	$22.50	$20.15
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.35)	$(0.28)	$(0.30)	$(0.37)	$(0.30)(c)
Net realized and unrealized gain (loss)	8.51	5.30	(0.24)(g)	7.34	3.23
Total from investment operations	$8.16	$5.02	$(0.54)	$6.97	$2.93
Less distributions declared to shareholders
From net realized gain	$(3.89)	$(2.24)	$(5.61)	$(2.81)	$(0.58)
Net asset value, end of period (x)	$27.56	$23.29	$20.51	$26.66	$22.50
Total return (%) (r)(s)(t)(x)	38.20	26.61	2.67	34.01	14.91(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	2.04	2.05	2.08	2.10(c)
Expenses after expense reductions (f)	1.97	2.03	2.05	2.07	2.09(c)
Net investment income (loss)	(1.39)	(1.41)	(1.45)	(1.55)	(1.45)(c)
Portfolio turnover	71	64	69	67	53
Net assets at end of period (000 omitted)	$5,923	$4,946	$4,652	$5,342	$4,377
See Notes to Financial Statements
23

Financial Highlights – continued
Class R2	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$29.65	$25.42	$31.31	$25.85	$22.95
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.30)	$(0.23)	$(0.24)	$(0.29)	$(0.23)(c)
Net realized and unrealized gain (loss)	11.08	6.70	(0.04)(g)	8.56	3.71
Total from investment operations	$10.78	$6.47	$(0.28)	$8.27	$3.48
Less distributions declared to shareholders
From net realized gain	$(3.89)	$(2.24)	$(5.61)	$(2.81)	$(0.58)
Net asset value, end of period (x)	$36.54	$29.65	$25.42	$31.31	$25.85
Total return (%) (r)(s)(t)(x)	38.89	27.21	3.19	34.68	15.50(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.54	1.56	1.58	1.60(c)
Expenses after expense reductions (f)	1.47	1.53	1.54	1.57	1.59(c)
Net investment income (loss)	(0.89)	(0.90)	(0.95)	(1.05)	(0.95)(c)
Portfolio turnover	71	64	69	67	53
Net assets at end of period (000 omitted)	$34,688	$30,149	$32,381	$36,272	$29,130

Class R3	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$32.39	$27.51	$33.26	$27.24	$24.09
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.22)	$(0.18)	$(0.19)	$(0.24)	$(0.17)(c)
Net realized and unrealized gain (loss)	12.17	7.30	0.05(g)	9.07	3.90
Total from investment operations	$11.95	$7.12	$(0.14)	$8.83	$3.73
Less distributions declared to shareholders
From net realized gain	$(3.89)	$(2.24)	$(5.61)	$(2.81)	$(0.58)
Net asset value, end of period (x)	$40.45	$32.39	$27.51	$33.26	$27.24
Total return (%) (r)(s)(t)(x)	39.24	27.52	3.45	34.98	15.81(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.29	1.30	1.33	1.35(c)
Expenses after expense reductions (f)	1.22	1.28	1.30	1.32	1.34(c)
Net investment income (loss)	(0.61)	(0.67)	(0.70)	(0.80)	(0.70)(c)
Portfolio turnover	71	64	69	67	53
Net assets at end of period (000 omitted)	$178,005	$71,489	$52,559	$50,895	$42,346
See Notes to Financial Statements
24

Financial Highlights – continued
Class R4	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$34.94	$29.44	$35.05	$28.48	$25.09
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.15)	$(0.13)	$(0.13)	$(0.15)	$(0.12)(c)
Net realized and unrealized gain (loss)	13.21	7.87	0.13(g)	9.53	4.09
Total from investment operations	$13.06	$7.74	$0.00(w)	$9.38	$3.97
Less distributions declared to shareholders
From net realized gain	$(3.89)	$(2.24)	$(5.61)	$(2.81)	$(0.58)
Net asset value, end of period (x)	$44.11	$34.94	$29.44	$35.05	$28.48
Total return (%) (r)(s)(t)(x)	39.58	27.84	3.72	35.42	16.14(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	1.04	1.05	1.08	1.10(c)
Expenses after expense reductions (f)	0.97	1.03	1.05	1.07	1.09(c)
Net investment income (loss)	(0.37)	(0.43)	(0.45)	(0.51)	(0.45)(c)
Portfolio turnover	71	64	69	67	53
Net assets at end of period (000 omitted)	$27,863	$16,509	$8,384	$10,612	$83,186

Class R6	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$37.79	$31.64	$37.13	$30.01	$26.38
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12)	$(0.10)	$(0.11)	$(0.14)	$(0.09)(c)
Net realized and unrealized gain (loss)	14.36	8.49	0.23(g)	10.07	4.30
Total from investment operations	$14.24	$8.39	$0.12	$9.93	$4.21
Less distributions declared to shareholders
From net realized gain	$(3.89)	$(2.24)	$(5.61)	$(2.81)	$(0.58)
Net asset value, end of period (x)	$48.14	$37.79	$31.64	$37.13	$30.01
Total return (%) (r)(s)(t)(x)	39.73	27.97	3.85	35.45	16.26(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.94	0.96	0.97	0.98(c)
Expenses after expense reductions (f)	0.88	0.92	0.95	0.96	0.97(c)
Net investment income (loss)	(0.28)	(0.32)	(0.35)	(0.44)	(0.34)(c)
Portfolio turnover	71	64	69	67	53
Net assets at end of period (000 omitted)	$1,248,511	$795,613	$541,266	$477,818	$385,440

See Notes to Financial Statements
25

Financial Highlights – continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
26

Notes to Financial Statements
(1) Business and Organization
MFS New Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of
27

Notes to Financial Statements  - continued
financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an
28

Notes to Financial Statements  - continued
investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,652,696,313	$14,039,300	$—	$2,666,735,613
United Kingdom	219,836,781	—	—	219,836,781
Canada	168,226,574	—	—	168,226,574
Ireland	43,601,112	—	—	43,601,112
India	41,615,560	—	—	41,615,560
Philippines	40,646,986	—	—	40,646,986
Germany	39,672,169	—	—	39,672,169
Sweden	18,242,988	—	—	18,242,988
Greece	2,810,649	—	—	2,810,649
Mutual Funds	134,969,192	—	—	134,969,192
Total	$3,362,318,324	$14,039,300	$—	$3,376,357,624
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 8/31/20	$11,970,842
Change in unrealized appreciation or depreciation	2,068,458
Transfers out of level 3	(14,039,300)
Balance as of 8/31/21	$—
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement
29

Notes to Financial Statements  - continued
purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $13,255,455. The fair value of the fund's investment securities on loan and a related liability of $12,056,294 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $889,376 held by the lending agent. The value of the fund's securities on loan is marked to market daily and daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. The value of the fund's securities on loan net of the related collateral is $309,785 at period end. This collateral shortfall was adjusted for the following business day. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,
30

Notes to Financial Statements  - continued
the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
31

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/21	Year ended 8/31/20
Ordinary income (including any short-term capital gains)	$102,280,212	$38,500,065
Long-term capital gains	143,000,440	75,638,854
Total distributions	$245,280,652	$114,138,919
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/21
Cost of investments	$2,624,221,219
Gross appreciation	890,466,745
Gross depreciation	(138,330,340)
Net unrealized appreciation (depreciation)	$ 752,136,405
Undistributed ordinary income	241,781,136
Undistributed long-term capital gain	261,359,755
Other temporary differences	9,516
Total distributable earnings (loss)	$1,255,286,812
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/21	Year ended 8/31/20
Class A	$92,576,529	$45,480,404
Class B	2,578,960	1,857,992
Class C	9,212,244	5,934,396
Class I	37,222,351	12,867,161
Class R1	726,956	463,207
Class R2	3,705,529	2,558,233
Class R3	11,238,415	4,552,802
Class R4	2,003,239	737,611
Class R6	86,016,429	39,687,113
Total	$245,280,652	$114,138,919
32

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.80%
In excess of $2.5 billion and up to $5 billion	0.75%
In excess of $5 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended August 31, 2021, this management fee reduction amounted to $327,949, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.82% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $358,150 for the year ended August 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 2,458,136
Class B	0.75%	0.25%	1.00%	1.00%	173,801
Class C	0.75%	0.25%	1.00%	1.00%	584,639
Class R1	0.75%	0.25%	1.00%	1.00%	54,397
Class R2	0.25%	0.25%	0.50%	0.50%	165,636
Class R3	—	0.25%	0.25%	0.25%	344,339
Total Distribution and Service Fees					$3,780,948
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for
33

Notes to Financial Statements  - continued
accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2021, this rebate amounted to $884, $10, $26, and $295 for Class A, Class B, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2021, were as follows:
Amount
Class A	$17,327
Class B	7,127
Class C	4,707
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2021, the fee was $250,339, which equated to 0.0091% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,817,307.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.0131% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to
34

Notes to Financial Statements  - continued
ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $236,874.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2021, this reimbursement amounted to $319,445, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $2,265,255,507 and $1,885,374,357, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,106,115	$261,808,137	6,608,833	$180,870,690
Class B	32,268	829,093	15,794	323,361
Class C	433,146	11,169,435	602,585	12,002,849
Class I	6,149,518	265,117,227	6,561,643	205,619,621
Class R1	37,214	935,098	39,779	798,139
Class R2	276,164	9,252,364	254,722	6,382,302
Class R3	2,991,128	107,921,783	944,202	25,980,926
Class R4	351,621	13,821,861	353,555	10,570,840
Class R6	8,815,568	383,830,450	7,791,109	235,058,472
	26,192,742	$1,054,685,448	23,172,222	$677,607,200
Shares issued to shareholders in reinvestment of distributions
Class A	2,657,076	$90,181,174	1,649,802	$44,577,654
Class B	107,147	2,519,035	91,737	1,809,047
Class C	382,598	9,025,492	262,614	5,194,497
Class I	847,170	33,564,887	370,322	11,483,689
Class R1	31,334	726,956	23,754	463,207
Class R2	118,275	3,626,302	96,986	2,399,424
Class R3	331,810	11,238,415	168,747	4,552,802
Class R4	52,565	1,938,081	25,391	737,611
Class R6	2,042,242	82,118,540	1,195,889	37,538,966
	6,570,217	$234,938,882	3,885,242	$108,756,897
35

Notes to Financial Statements  - continued
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(4,140,746)	$(151,599,181)	(4,932,374)	$(133,082,279)
Class B	(241,968)	(6,228,496)	(309,654)	(6,133,415)
Class C	(1,245,222)	(31,877,029)	(1,259,077)	(25,521,156)
Class I	(2,767,511)	(118,446,634)	(3,314,100)	(100,520,470)
Class R1	(66,023)	(1,650,096)	(77,881)	(1,593,358)
Class R2	(461,956)	(15,379,445)	(608,642)	(15,267,315)
Class R3	(1,129,535)	(41,368,610)	(816,398)	(22,076,452)
Class R4	(245,037)	(9,729,753)	(191,235)	(5,574,222)
Class R6	(5,975,879)	(258,783,566)	(5,041,146)	(158,788,985)
	(16,273,877)	$(635,062,810)	(16,550,507)	$(468,557,652)
Net change
Class A	5,622,445	$200,390,130	3,326,261	$92,366,065
Class B	(102,553)	(2,880,368)	(202,123)	(4,001,007)
Class C	(429,478)	(11,682,102)	(393,878)	(8,323,810)
Class I	4,229,177	180,235,480	3,617,865	116,582,840
Class R1	2,525	11,958	(14,348)	(332,012)
Class R2	(67,517)	(2,500,779)	(256,934)	(6,485,589)
Class R3	2,193,403	77,791,588	296,551	8,457,276
Class R4	159,149	6,030,189	187,711	5,734,229
Class R6	4,881,931	207,165,424	3,945,852	113,808,453
	16,489,082	$654,561,520	10,506,957	$317,806,445
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 4%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.
In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
36

Notes to Financial Statements  - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2021, the fund’s commitment fee and interest expense were $10,814 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$94,206,717	$1,039,009,188	$1,010,303,007	$—	$—	$122,912,898
ThredUp, Inc.	—	23,816,258	2,450,515	485,468	2,123,481	23,974,692
	$94,206,717	$1,062,825,446	$1,012,753,522	$485,468	$2,123,481	$146,887,590

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$66,330	$—
ThredUp, Inc.	—	—
	$66,330	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
37

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS New Discovery Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
38

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 15, 2021
39

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
41

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
42

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
43

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Michael Grossman
44

Board Review of Investment Advisory Agreement
MFS New Discovery Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
45

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
46

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services
47

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
48

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
49

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $198,313,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 5.35% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
50

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
51

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
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Questions?	Call 800-225-2606 or go to mfs.com.
52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
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State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
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• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
53

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Annual Report
August 31, 2021
MFS®  Research
International Fund
RIF-ANN

MFS® Research
International Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, and steepened the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though policymakers and investors think most of the price hikes will prove transitory.
Since midyear, the spread of the Delta variant of the coronavirus has slowed economic growth while markets have focused on a regulatory crackdown in China, which, when coupled with stress in that country's property development sector, has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
October 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Roche Holding AG	3.2%
Nestle S.A.	3.0%
Novo Nordisk A.S., “B”	2.9%
Schneider Electric SE	2.7%
Linde PLC	2.4%
LVMH Moet Hennessy Louis Vuitton SE	2.1%
Aon PLC	2.0%
Daikin Industries Ltd.	1.7%
Hitachi Ltd.	1.7%
AIA Group Ltd.	1.6%
Global equity sectors (k)
Capital Goods	24.5%
Financial Services	19.8%
Technology	13.8%
Health Care	12.1%
Consumer Cyclicals	10.3%
Consumer Staples	8.8%
Energy	6.3%
Telecommunications/Cable Television	3.2%
Issuer country weightings (x)
Japan	19.7%
Switzerland	12.7%
France	9.9%
Germany	9.2%
United States	8.8%
United Kingdom	8.1%
Netherlands	5.1%
Hong Kong	4.7%
China	3.8%
Other Countries	18.0%
Currency exposure weightings (y)
Euro	31.5%
Japanese Yen	19.7%
Swiss Franc	12.7%
British Pound Sterling	8.8%
Hong Kong Dollar	7.8%
United States Dollar	7.1%
Danish Krone	3.4%
Australian Dollar	2.7%
Canadian Dollar	2.2%
Other Currencies	4.1%

2

Portfolio Composition - continued
(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of August 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended August 31, 2021, Class A shares of the MFS Research International Fund (fund) provided a total return of 24.28%, at net asset value. This compares with a return of 26.12% for the fund’s benchmark, the MSCI EAFE Index (net div).
Market Environment
The global economy continued to recover from the most unusual recession in memory as financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the coronavirus pandemic. In developed markets, COVID-19 vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved, which could result in the emergence of additional variants. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model, although the Fed has indicated it may scale back the pace of asset purchases before the end of this year. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Global sovereign bond yields initially rose in response to these factors before yields moderated in the second half of the period as the spread of the Delta variant of the coronavirus dented economic activity. The vaccine breakthroughs announced in November 2020 saw market leadership shift from a handful of mega-cap technology companies to a broader array of small-cap and value stocks, although growth stocks have performed strongly in recent months. Signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and heavy retail participation in the market for short-dated equity options.
Detractors from Performance
Stock selection in both the capital goods and energy sectors detracted from performance relative to the MSCI EAFE Index. However, there were no individual stocks, either in the fund or benchmark, within either sector that were among the top relative detractors over the reporting period.
4

Management Review - continued
Individual stocks in other sectors that were top relative detractors included not holding shares of lithography systems manufacturer ASML (Netherlands) and the fund's overweight positions in pharmaceutical products manufacturer Santen Pharmaceutical (Japan), household products manufacturer Reckitt Benckiser (United Kingdom), chemical products manufacturer Kao (Japan) and health care technology firm Koninklijke Philips (Netherlands). The share price of ASML rose throughout the period on strong business results and demand for extreme ultraviolet machines (EUVs). The fund's out-of-benchmark positions in stock exchange Euronext(b) (Netherlands), multinational technology conglomerate Tencent Holdings(b) (China), interactive online community operator NetEase.com(b) (China) and multinational media company Naspers(b)(h) (South Africa) also held back relative results. The stock price of Euronext lagged the benchmark over the reporting period as lower trading volumes and higher operating costs appeared to have weighed on investor sentiment.
The fund's cash and/or cash equivalents position during the reporting period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Contributors to Performance
Stock selection in both the consumer cyclicals and health care sectors benefited relative performance over the reporting period. Although security selection was a positive factor impacting relative results in the consumer cyclicals sector, there were no individual stocks, held by the fund or benchmark, within this sector that were among the top relative contributors. Within the health care sector, the fund's overweight position in pharmaceutical company Novo Nordisk (Denmark) lifted relative returns as strong growth in the company's insulin and biopharma business helped drive solid earnings results, particularly in the latter part of the reporting period.
Elsewhere, the fund's overweight positions in electronic power tools manufacturer Techtronic Industries (Hong Kong), electronics company Hitachi (Japan), electrical distribution equipment manufacturer Schneider Electric (France) and specialty chemical products maker Croda International (United Kingdom) aided relative results. Notably, strong floor care and power equipment sales helped the share price of Techtronic Industries outperform the benchmark. Additionally, the fund's out-of-benchmark positions in software engineering solutions and technology services provider EPAM Systems(b), financial services provider AIB Group(b) (Ireland), semiconductor solutions provider NXP Semiconductors(b) (Netherlands) and risk management and human capital consulting services provider Aon(b) supported relative returns. Lastly, not holding shares of enterprise applications company SAP (Germany), which were held by the benchmark, positively impacted relative performance.
5

Management Review - continued
Respectfully,
Portfolio Manager(s)
Victoria Higley and Camille Humphries-Lee
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 8/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
7

Performance Summary  - continued
Total Returns through 8/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/97	24.28%	11.66%	7.43%
B	1/02/98	23.35%	10.82%	6.62%
C	1/02/98	23.34%	10.81%	6.62%
I	1/02/97	24.62%	11.94%	7.69%
R1	4/01/05	23.39%	10.83%	6.62%
R2	10/31/03	24.02%	11.38%	7.16%
R3	4/01/05	24.30%	11.66%	7.43%
R4	4/01/05	24.58%	11.92%	7.69%
R6	5/01/06	24.74%	12.05%	7.79%
529A	7/31/02	24.23%	11.62%	7.39%
529B	7/31/02	23.27%	10.76%	6.57%
529C	7/31/02	23.27%	10.78%	6.57%
Comparative benchmark(s)

MSCI EAFE Index (net div) (f)	26.12%	9.72%	7.34%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	17.13%	10.35%	6.79%
B With CDSC (Declining over six years from 4% to 0%) (v)	19.35%	10.55%	6.62%
C With CDSC (1% for 12 months) (v)	22.34%	10.81%	6.62%
529A With Initial Sales Charge (5.75%)	17.09%	10.31%	6.75%
529B With CDSC (Declining over six years from 4% to 0%) (v)	19.27%	10.49%	6.57%
529C With CDSC (1% for 12 months) (v)	22.27%	10.78%	6.57%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
8

Performance Summary  - continued
Benchmark Definition(s)
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) - a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2021 through August 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/21	Ending Account Value 8/31/21	Expenses Paid During Period (p) 3/01/21-8/31/21
A	Actual	0.98%	$1,000.00	$1,122.28	$5.24
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99
B	Actual	1.73%	$1,000.00	$1,117.98	$9.24
	Hypothetical (h)	1.73%	$1,000.00	$1,016.48	$8.79
C	Actual	1.73%	$1,000.00	$1,117.79	$9.23
	Hypothetical (h)	1.73%	$1,000.00	$1,016.48	$8.79
I	Actual	0.73%	$1,000.00	$1,124.02	$3.91
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
R1	Actual	1.73%	$1,000.00	$1,118.49	$9.24
	Hypothetical (h)	1.73%	$1,000.00	$1,016.48	$8.79
R2	Actual	1.23%	$1,000.00	$1,121.01	$6.58
	Hypothetical (h)	1.23%	$1,000.00	$1,019.00	$6.26
R3	Actual	0.98%	$1,000.00	$1,122.65	$5.24
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99
R4	Actual	0.73%	$1,000.00	$1,123.36	$3.91
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
R6	Actual	0.64%	$1,000.00	$1,123.92	$3.43
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
529A	Actual	1.01%	$1,000.00	$1,122.05	$5.40
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14
529B	Actual	1.78%	$1,000.00	$1,117.21	$9.50
	Hypothetical (h)	1.78%	$1,000.00	$1,016.23	$9.05
529C	Actual	1.78%	$1,000.00	$1,117.79	$9.50
	Hypothetical (h)	1.78%	$1,000.00	$1,016.23	$9.05
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.
11

Portfolio of Investments
8/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.8%
Aerospace & Defense – 0.4%
MTU Aero Engines Holding AG	321,512	$ 73,780,205
Airlines – 0.5%
Ryanair Holdings PLC, ADR (a)	727,746	$ 78,378,244
Alcoholic Beverages – 1.9%
Diageo PLC	5,350,273	$ 257,012,476
Kirin Holdings Co. Ltd.	4,313,600	78,183,142
		$335,195,618
Apparel Manufacturers – 4.4%
Adidas AG	607,048	$ 215,354,209
Burberry Group PLC	1,917,543	49,022,636
Compagnie Financiere Richemont S.A.	1,145,291	126,316,561
LVMH Moet Hennessy Louis Vuitton SE	496,973	367,806,929
		$758,500,335
Automotive – 2.6%
Bridgestone Corp.	2,107,000	$ 96,985,393
Continental AG (a)	755,377	101,517,394
Koito Manufacturing Co. Ltd.	2,189,300	133,927,092
Toyota Industries Corp.	1,309,100	110,544,371
		$442,974,250
Brokerage & Asset Managers – 1.9%
Euronext N.V.	1,764,326	$ 204,677,224
Hong Kong Exchanges & Clearing Ltd.	2,037,400	128,571,179
		$333,248,403
Business Services – 0.8%
Nomura Research Institute Ltd.	3,797,600	$ 142,735,772
Computer Software – 2.9%
Cadence Design Systems, Inc. (a)	647,239	$ 105,810,632
NAVER Corp.	340,504	128,924,280
NetEase.com, Inc., ADR	2,767,965	269,655,150
		$504,390,062
Computer Software - Systems – 6.1%
Amadeus IT Group S.A. (a)	1,849,785	$ 112,963,436
Constellation Software, Inc.	92,710	157,120,909
EPAM Systems, Inc. (a)	247,156	156,402,788
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – continued
Fujitsu Ltd.	1,199,500	$ 221,332,091
Hitachi Ltd.	5,260,700	290,972,681
Samsung Electronics Co. Ltd.	1,724,763	114,096,617
		$1,052,888,522
Construction – 1.4%
Techtronic Industries Co. Ltd.	10,514,000	$ 233,195,327
Consumer Products – 1.7%
Kao Corp.	1,993,900	$ 120,451,388
Reckitt Benckiser Group PLC	2,303,835	175,443,830
		$295,895,218
Consumer Services – 0.9%
Carsales.com Ltd.	2,670,740	$ 49,039,859
Persol Holdings Co. Ltd.	2,406,900	56,270,025
SEEK Ltd.	2,250,148	53,563,939
		$158,873,823
Containers – 0.7%
Brambles Ltd.	13,883,847	$ 122,997,940
Electrical Equipment – 3.9%
Legrand S.A.	1,840,079	$ 210,575,576
Schneider Electric SE	2,564,028	458,057,307
		$668,632,883
Electronics – 2.4%
Kyocera Corp.	1,630,800	$ 101,481,224
NXP Semiconductors N.V.	754,688	162,356,029
Taiwan Semiconductor Manufacturing Co. Ltd.	6,529,326	144,658,963
		$408,496,216
Energy - Independent – 0.4%
Oil Search Ltd.	23,373,459	$ 63,949,693
Energy - Integrated – 2.0%
Cairn Energy PLC	22,829,565	$ 60,357,645
Eni S.p.A.	7,933,429	97,926,799
Galp Energia SGPS S.A., “B”	10,823,128	110,848,632
Idemitsu Kosan Co. Ltd.	3,449,700	82,718,798
		$351,851,874
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 3.8%
Danone S.A.	1,816,780	$ 132,721,286
Nestle S.A.	4,060,004	513,136,623
		$645,857,909
Food & Drug Stores – 0.4%
Sugi Holdings Co. Ltd. (l)	770,500	$ 59,530,519
Gaming & Lodging – 0.7%
Flutter Entertainment PLC (a)	621,613	$ 120,630,279
Insurance – 5.1%
AIA Group Ltd.	23,144,600	$ 276,606,159
Aon PLC	1,230,349	352,937,914
Beazley PLC (a)	4,568,019	24,587,537
Hiscox Ltd.	5,110,047	64,550,743
Zurich Insurance Group AG	366,832	161,033,540
		$879,715,893
Internet – 1.6%
Scout24 AG	1,139,672	$ 95,811,579
Tencent Holdings Ltd.	2,934,300	181,548,600
		$277,360,179
Leisure & Toys – 1.0%
Prosus N.V. (a)	1,037,739	$ 91,775,779
Yamaha Corp.	1,266,900	74,736,909
		$166,512,688
Machinery & Tools – 6.6%
Daikin Industries Ltd.	1,184,900	$ 295,161,428
GEA Group AG	3,202,237	147,876,585
Kubota Corp.	9,498,900	196,384,566
Ritchie Bros. Auctioneers, Inc.	2,263,411	141,816,383
Schindler Holding AG	524,548	169,436,307
SMC Corp.	301,900	193,491,515
		$1,144,166,784
Major Banks – 5.1%
BNP Paribas	4,148,389	$ 263,180,943
Credit Suisse Group AG	11,935,590	126,609,141
Mitsubishi UFJ Financial Group, Inc.	26,223,400	141,682,398
NatWest Group PLC	54,910,709	160,877,706
UBS Group AG	11,505,024	191,970,261
		$884,320,449
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – 3.4%
EssilorLuxottica	393,674	$ 77,282,762
Koninklijke Philips N.V.	4,431,823	204,291,520
QIAGEN N.V. (a)	3,409,697	188,698,681
Terumo Corp.	2,808,200	117,341,230
		$587,614,193
Metals & Mining – 0.7%
Glencore PLC	28,455,128	$ 128,083,911
Natural Gas - Distribution – 0.5%
China Resources Gas Group Ltd.	14,610,000	$ 88,665,565
Natural Gas - Pipeline – 0.8%
APA Group	7,716,210	$ 51,819,187
TC Energy Corp.	1,817,656	86,297,780
		$138,116,967
Other Banks & Diversified Financials – 4.9%
AIB Group PLC (a)	24,220,628	$ 73,069,213
HDFC Bank Ltd.	10,540,007	228,304,860
ING Groep N.V.	11,014,928	152,168,811
Julius Baer Group Ltd.	2,120,783	144,975,174
Macquarie Group Ltd.	1,030,817	125,737,623
Visa, Inc., “A”	556,077	127,397,241
		$851,652,922
Pharmaceuticals – 8.7%
Bayer AG	1,721,313	$ 95,819,437
Kyowa Kirin Co. Ltd.	5,633,200	184,078,117
Novo Nordisk A.S., “B”	5,070,329	505,326,206
Roche Holding AG	1,385,802	556,515,081
Santen Pharmaceutical Co. Ltd.	11,109,200	165,605,490
		$1,507,344,331
Printing & Publishing – 1.4%
Wolters Kluwer N.V.	2,076,796	$ 238,891,165
Real Estate – 2.7%
ESR Cayman Ltd. (a)	27,161,000	$ 82,766,935
Grand City Properties S.A.	6,399,651	175,459,396
LEG Immobilien SE	1,330,727	212,119,630
		$470,345,961
Restaurants – 0.6%
Yum China Holdings, Inc.	1,799,984	$ 110,807,015
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Chemicals – 8.2%
Akzo Nobel N.V.	1,541,832	$ 190,062,167
Croda International PLC	1,764,760	221,956,143
Kansai Paint Co. Ltd.	3,312,200	85,834,497
Linde PLC	1,288,151	406,407,162
Nitto Denko Corp.	1,755,500	133,399,809
Sika AG	553,340	199,462,227
Symrise AG	1,288,802	183,523,479
		$1,420,645,484
Specialty Stores – 0.5%
Ocado Group PLC (a)	1,410,249	$ 39,029,675
ZOZO, Inc.	1,004,800	38,314,194
		$77,343,869
Telecommunications - Wireless – 2.6%
Advanced Info Service Public Co. Ltd.	11,998,900	$ 69,985,052
Cellnex Telecom S.A.	1,648,487	112,894,204
KDDI Corp.	4,734,100	145,015,834
SoftBank Group Corp.	2,043,400	114,804,849
		$442,699,939
Telephone Services – 0.6%
Hellenic Telecommunications Organization S.A.	4,014,863	$ 79,001,288
Tele2 AB, “B”	1,527,711	22,899,422
		$101,900,710
Tobacco – 1.4%
British American Tobacco PLC	5,902,467	$ 221,458,557
Japan Tobacco, Inc.	643,200	12,467,609
		$233,926,166
Utilities - Electric Power – 2.6%
CLP Holdings Ltd.	8,681,500	$ 86,787,652
E.ON SE	7,160,751	94,510,661
Iberdrola S.A.	14,047,937	174,081,700
Orsted A/S (Kingdom of Denmark)	548,983	87,252,228
		$442,632,241
Total Common Stocks (Identified Cost, $12,163,319,116)		$17,044,749,524

16

Portfolio of Investments – continued
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a) (Identified Cost, $0)	CHF 67.00	11/20/23	2,033,964	$ 1,043,913

Investment Companies (h) – 1.4%
Money Market Funds – 1.4%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $241,839,122)	241,842,376	$ 241,842,376

Other Assets, Less Liabilities – (0.2)%		(41,767,770)
Net Assets – 100.0%		$17,245,868,043

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $241,842,376 and $17,045,793,437, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CHF	Swiss Franc
See Notes to Financial Statements
17

Financial Statements
Statement of Assets and Liabilities
At 8/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $6,513,924 of securities on loan (identified cost, $12,163,319,116)	$17,045,793,437
Investments in affiliated issuers, at value (identified cost, $241,839,122)	241,842,376
Cash	74
Receivables for
Investments sold	9,276,223
Fund shares sold	8,634,481
Interest and dividends	64,091,383
Other assets	7,778
Total assets	$17,369,645,752
Liabilities
Payables for
Investments purchased	$109,644,789
Fund shares reacquired	4,005,797
Payable to affiliates
Investment adviser	577,896
Administrative services fee	3,089
Shareholder servicing costs	517,682
Distribution and service fees	18,006
Program manager fees	54
Payable for independent Trustees' compensation	99
Deferred country tax expense payable	7,405,766
Accrued expenses and other liabilities	1,604,531
Total liabilities	$123,777,709
Net assets	$17,245,868,043
Net assets consist of
Paid-in capital	$12,346,064,197
Total distributable earnings (loss)	4,899,803,846
Net assets	$17,245,868,043
Shares of beneficial interest outstanding	696,509,339
18

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$963,467,546	38,874,951	$24.78
Class B	2,211,309	92,595	23.88
Class C	15,663,715	673,668	23.25
Class I	1,530,130,296	59,451,861	25.74
Class R1	3,041,520	133,722	22.75
Class R2	104,975,007	4,392,929	23.90
Class R3	76,511,500	3,119,717	24.53
Class R4	96,498,694	3,881,147	24.86
Class R6	14,433,482,154	585,061,338	24.67
Class 529A	17,630,419	726,427	24.27
Class 529B	184,532	8,099	22.78
Class 529C	2,071,351	92,885	22.30

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $26.29 [100 / 94.25 x $24.78] and $25.75 [100 / 94.25 x $24.27], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.
See Notes to Financial Statements
19

Financial Statements
Statement of Operations
Year ended 8/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$314,539,048
Income on securities loaned	452,073
Dividends from affiliated issuers	101,593
Interest	6,602
Other	2,375
Foreign taxes withheld	(29,904,884)
Total investment income	$285,196,807
Expenses
Management fee	$93,123,576
Distribution and service fees	3,092,262
Shareholder servicing costs	2,685,026
Program manager fees	8,991
Administrative services fee	552,301
Independent Trustees' compensation	100,458
Custodian fee	1,800,299
Shareholder communications	163,524
Audit and tax fees	161,364
Legal fees	88,167
Miscellaneous	658,086
Total expenses	$102,434,054
Reduction of expenses by investment adviser and distributor	(1,737,948)
Net expenses	$100,696,106
Net investment income (loss)	$184,500,701
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$91,478,466
Foreign currency	(714,107)
Net realized gain (loss)	$90,764,359
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $6,437,538 increase in deferred country tax)	$2,886,038,438
Affiliated issuers	(1)
Translation of assets and liabilities in foreign currencies	(756,621)
Net unrealized gain (loss)	$2,885,281,816
Net realized and unrealized gain (loss)	$2,976,046,175
Change in net assets from operations	$3,160,546,876
See Notes to Financial Statements
20

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/21	8/31/20
Change in net assets
From operations
Net investment income (loss)	$184,500,701	$132,623,809
Net realized gain (loss)	90,764,359	13,406,325
Net unrealized gain (loss)	2,885,281,816	1,279,457,767
Change in net assets from operations	$3,160,546,876	$1,425,487,901
Total distributions to shareholders	$(135,001,732)	$(195,001,415)
Change in net assets from fund share transactions	$2,527,692,762	$1,638,301,261
Total change in net assets	$5,553,237,906	$2,868,787,747
Net assets
At beginning of period	11,692,630,137	8,823,842,390
At end of period	$17,245,868,043	$11,692,630,137
See Notes to Financial Statements
21

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$20.09	$17.89	$19.19	$18.16	$15.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.19	$0.32	$0.26	$0.20(c)
Net realized and unrealized gain (loss)	4.64	2.33	(0.77)	0.97	2.39
Total from investment operations	$4.85	$2.52	$(0.45)	$1.23	$2.59
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.32)	$(0.72)	$(0.20)	$(0.26)
From net realized gain	—	—	(0.13)	—	—
Total distributions declared to shareholders	$(0.16)	$(0.32)	$(0.85)	$(0.20)	$(0.26)
Net asset value, end of period (x)	$24.78	$20.09	$17.89	$19.19	$18.16
Total return (%) (r)(s)(t)(x)	24.28	14.19	(1.82)	6.79	16.66(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.07	1.10	1.09	1.12(c)
Expenses after expense reductions (f)	1.00	1.06	1.09	1.08	1.10(c)
Net investment income (loss)	0.93	1.02	1.79	1.37	1.25(c)
Portfolio turnover	19	22	22	25	33
Net assets at end of period (000 omitted)	$963,468	$772,695	$622,639	$686,128	$693,538
See Notes to Financial Statements
22

Financial Highlights – continued
Class B	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$19.36	$17.23	$18.48	$17.48	$15.21
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.04	$0.16	$0.10	$0.10(c)
Net realized and unrealized gain (loss)	4.48	2.26	(0.72)	0.95	2.28
Total from investment operations	$4.52	$2.30	$(0.56)	$1.05	$2.38
Less distributions declared to shareholders
From net investment income	$—	$(0.17)	$(0.56)	$(0.05)	$(0.11)
From net realized gain	—	—	(0.13)	—	—
Total distributions declared to shareholders	$—	$(0.17)	$(0.69)	$(0.05)	$(0.11)
Net asset value, end of period (x)	$23.88	$19.36	$17.23	$18.48	$17.48
Total return (%) (r)(s)(t)(x)	23.35	13.38	(2.63)	6.01	15.77(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.82	1.85	1.84	1.87(c)
Expenses after expense reductions (f)	1.76	1.81	1.84	1.82	1.85(c)
Net investment income (loss)	0.17	0.21	0.97	0.55	0.61(c)
Portfolio turnover	19	22	22	25	33
Net assets at end of period (000 omitted)	$2,211	$2,631	$3,347	$4,922	$6,228

Class C	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$18.85	$16.79	$17.99	$17.03	$14.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.04	$0.17	$0.08	$0.10(c)
Net realized and unrealized gain (loss)	4.37	2.19	(0.70)	0.94	2.21
Total from investment operations	$4.40	$2.23	$(0.53)	$1.02	$2.31
Less distributions declared to shareholders
From net investment income	$—	$(0.17)	$(0.54)	$(0.06)	$(0.13)
From net realized gain	—	—	(0.13)	—	—
Total distributions declared to shareholders	$—	$(0.17)	$(0.67)	$(0.06)	$(0.13)
Net asset value, end of period (x)	$23.25	$18.85	$16.79	$17.99	$17.03
Total return (%) (r)(s)(t)(x)	23.34	13.36	(2.56)	5.97	15.74(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.77	1.82	1.85	1.84	1.87(c)
Expenses after expense reductions (f)	1.75	1.81	1.84	1.83	1.85(c)
Net investment income (loss)	0.16	0.23	1.05	0.44	0.64(c)
Portfolio turnover	19	22	22	25	33
Net assets at end of period (000 omitted)	$15,664	$17,620	$22,825	$27,800	$48,570
See Notes to Financial Statements
23

Financial Highlights – continued
Class I	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$20.85	$18.55	$19.87	$18.79	$16.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.24	$0.37	$0.26	$0.30(c)
Net realized and unrealized gain (loss)	4.82	2.43	(0.80)	1.06	2.42
Total from investment operations	$5.10	$2.67	$(0.43)	$1.32	$2.72
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.37)	$(0.76)	$(0.24)	$(0.31)
From net realized gain	—	—	(0.13)	—	—
Total distributions declared to shareholders	$(0.21)	$(0.37)	$(0.89)	$(0.24)	$(0.31)
Net asset value, end of period (x)	$25.74	$20.85	$18.55	$19.87	$18.79
Total return (%) (r)(s)(t)(x)	24.62	14.48	(1.61)	7.05	16.95(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.82	0.85	0.84	0.87(c)
Expenses after expense reductions (f)	0.75	0.81	0.84	0.83	0.86(c)
Net investment income (loss)	1.21	1.25	2.03	1.31	1.79(c)
Portfolio turnover	19	22	22	25	33
Net assets at end of period (000 omitted)	$1,530,130	$898,821	$593,064	$658,193	$1,099,134
See Notes to Financial Statements
24

Financial Highlights – continued
Class R1	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$18.45	$16.46	$17.72	$16.80	$14.63
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.03	$0.15	$0.11	$0.09(c)
Net realized and unrealized gain (loss)	4.26	2.17	(0.69)	0.90	2.20
Total from investment operations	$4.31	$2.20	$(0.54)	$1.01	$2.29
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.21)	$(0.59)	$(0.09)	$(0.12)
From net realized gain	—	—	(0.13)	—	—
Total distributions declared to shareholders	$(0.01)	$(0.21)	$(0.72)	$(0.09)	$(0.12)
Net asset value, end of period (x)	$22.75	$18.45	$16.46	$17.72	$16.80
Total return (%) (r)(s)(t)(x)	23.39	13.40	(2.62)	5.99	15.79(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.82	1.85	1.84	1.87(c)
Expenses after expense reductions (f)	1.75	1.81	1.84	1.83	1.85(c)
Net investment income (loss)	0.24	0.19	0.95	0.60	0.61(c)
Portfolio turnover	19	22	22	25	33
Net assets at end of period (000 omitted)	$3,042	$1,628	$1,751	$2,153	$2,089

Class R2	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$19.37	$17.25	$18.53	$17.55	$15.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.13	$0.26	$0.19	$0.17(c)
Net realized and unrealized gain (loss)	4.49	2.26	(0.75)	0.95	2.30
Total from investment operations	$4.64	$2.39	$(0.49)	$1.14	$2.47
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.27)	$(0.66)	$(0.16)	$(0.23)
From net realized gain	—	—	(0.13)	—	—
Total distributions declared to shareholders	$(0.11)	$(0.27)	$(0.79)	$(0.16)	$(0.23)
Net asset value, end of period (x)	$23.90	$19.37	$17.25	$18.53	$17.55
Total return (%) (r)(s)(t)(x)	24.02	13.95	(2.14)	6.49	16.37(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.32	1.35	1.34	1.37(c)
Expenses after expense reductions (f)	1.25	1.31	1.34	1.33	1.35(c)
Net investment income (loss)	0.70	0.73	1.51	1.04	1.10(c)
Portfolio turnover	19	22	22	25	33
Net assets at end of period (000 omitted)	$104,975	$89,943	$98,935	$121,197	$132,988
See Notes to Financial Statements
25

Financial Highlights – continued
Class R3	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$19.88	$17.70	$18.99	$17.98	$15.67
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.18	$0.30	$0.25	$0.22(c)
Net realized and unrealized gain (loss)	4.60	2.32	(0.75)	0.96	2.35
Total from investment operations	$4.81	$2.50	$(0.45)	$1.21	$2.57
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.32)	$(0.71)	$(0.20)	$(0.26)
From net realized gain	—	—	(0.13)	—	—
Total distributions declared to shareholders	$(0.16)	$(0.32)	$(0.84)	$(0.20)	$(0.26)
Net asset value, end of period (x)	$24.53	$19.88	$17.70	$18.99	$17.98
Total return (%) (r)(s)(t)(x)	24.30	14.21	(1.83)	6.75	16.67(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.07	1.10	1.09	1.12(c)
Expenses after expense reductions (f)	1.00	1.06	1.09	1.08	1.10(c)
Net investment income (loss)	0.96	0.99	1.73	1.31	1.37(c)
Portfolio turnover	19	22	22	25	33
Net assets at end of period (000 omitted)	$76,512	$63,920	$61,214	$82,289	$91,653

Class R4	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$20.15	$17.93	$19.25	$18.21	$15.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.23	$0.36	$0.30	$0.28(c)
Net realized and unrealized gain (loss)	4.63	2.35	(0.78)	0.98	2.35
Total from investment operations	$4.92	$2.58	$(0.42)	$1.28	$2.63
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.36)	$(0.77)	$(0.24)	$(0.28)
From net realized gain	—	—	(0.13)	—	—
Total distributions declared to shareholders	$(0.21)	$(0.36)	$(0.90)	$(0.24)	$(0.28)
Net asset value, end of period (x)	$24.86	$20.15	$17.93	$19.25	$18.21
Total return (%) (r)(s)(t)(x)	24.58	14.49	(1.65)	7.07	16.92(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.82	0.85	0.84	0.87(c)
Expenses after expense reductions (f)	0.75	0.81	0.84	0.83	0.86(c)
Net investment income (loss)	1.26	1.24	2.04	1.57	1.73(c)
Portfolio turnover	19	22	22	25	33
Net assets at end of period (000 omitted)	$96,499	$41,619	$54,352	$58,578	$63,884
See Notes to Financial Statements
26

Financial Highlights – continued
Class R6	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$19.99	$17.80	$19.11	$18.10	$15.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.25	$0.38	$0.34	$0.28(c)
Net realized and unrealized gain (loss)	4.62	2.33	(0.77)	0.95	2.36
Total from investment operations	$4.91	$2.58	$(0.39)	$1.29	$2.64
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.39)	$(0.79)	$(0.28)	$(0.33)
From net realized gain	—	—	(0.13)	—	—
Total distributions declared to shareholders	$(0.23)	$(0.39)	$(0.92)	$(0.28)	$(0.33)
Net asset value, end of period (x)	$24.67	$19.99	$17.80	$19.11	$18.10
Total return (%) (r)(s)(t)(x)	24.74	14.61	(1.48)	7.12	17.07(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.71	0.74	0.74	0.77(c)
Expenses after expense reductions (f)	0.65	0.70	0.73	0.73	0.76(c)
Net investment income (loss)	1.30	1.37	2.18	1.80	1.72(c)
Portfolio turnover	19	22	22	25	33
Net assets at end of period (000 omitted)	$14,433,482	$9,787,763	$7,350,641	$6,756,773	$5,228,377
See Notes to Financial Statements
27

Financial Highlights – continued
Class 529A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$19.68	$17.52	$18.83	$17.84	$15.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.17	$0.31	$0.26	$0.23(c)
Net realized and unrealized gain (loss)	4.54	2.31	(0.77)	0.95	2.31
Total from investment operations	$4.74	$2.48	$(0.46)	$1.21	$2.54
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.32)	$(0.72)	$(0.22)	$(0.31)
From net realized gain	—	—	(0.13)	—	—
Total distributions declared to shareholders	$(0.15)	$(0.32)	$(0.85)	$(0.22)	$(0.31)
Net asset value, end of period (x)	$24.27	$19.68	$17.52	$18.83	$17.84
Total return (%) (r)(s)(t)(x)	24.23	14.23	(1.94)	6.78	16.60(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.12	1.15	1.15	1.22(c)
Expenses after expense reductions (f)	1.03	1.09	1.13	1.11	1.13(c)
Net investment income (loss)	0.91	0.96	1.77	1.37	1.39(c)
Portfolio turnover	19	22	22	25	33
Net assets at end of period (000 omitted)	$17,630	$13,072	$11,805	$12,615	$10,464

Class 529B	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$18.48	$16.47	$17.72	$16.79	$14.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.03	$0.16	$0.10	$0.09(c)
Net realized and unrealized gain (loss)	4.27	2.16	(0.71)	0.90	2.18
Total from investment operations	$4.30	$2.19	$(0.55)	$1.00	$2.27
Less distributions declared to shareholders
From net investment income	$—	$(0.18)	$(0.57)	$(0.07)	$(0.26)
From net realized gain	—	—	(0.13)	—	—
Total distributions declared to shareholders	$—	$(0.18)	$(0.70)	$(0.07)	$(0.26)
Net asset value, end of period (x)	$22.78	$18.48	$16.47	$17.72	$16.79
Total return (%) (r)(s)(t)(x)	23.27	13.33	(2.64)	5.94	15.68(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.87	1.90	1.90	1.97(c)
Expenses after expense reductions (f)	1.80	1.86	1.89	1.88	1.90(c)
Net investment income (loss)	0.15	0.16	1.00	0.56	0.58(c)
Portfolio turnover	19	22	22	25	33
Net assets at end of period (000 omitted)	$185	$230	$287	$358	$386
See Notes to Financial Statements
28

Financial Highlights – continued
Class 529C	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$18.10	$16.13	$17.38	$16.51	$14.53
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.03	$0.15	$0.09	$0.10(c)
Net realized and unrealized gain (loss)	4.19	2.12	(0.69)	0.89	2.15
Total from investment operations	$4.21	$2.15	$(0.54)	$0.98	$2.25
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.18)	$(0.58)	$(0.11)	$(0.27)
From net realized gain	—	—	(0.13)	—	—
Total distributions declared to shareholders	$(0.01)	$(0.18)	$(0.71)	$(0.11)	$(0.27)
Net asset value, end of period (x)	$22.30	$18.10	$16.13	$17.38	$16.51
Total return (%) (r)(s)(t)(x)	23.27	13.39	(2.68)	5.93	15.78(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.87	1.90	1.90	1.97(c)
Expenses after expense reductions (f)	1.80	1.85	1.89	1.87	1.89(c)
Net investment income (loss)	0.08	0.18	0.95	0.53	0.63(c)
Portfolio turnover	19	22	22	25	33
Net assets at end of period (000 omitted)	$2,071	$2,688	$2,981	$3,572	$3,856

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
29

Notes to Financial Statements
(1) Business and Organization
MFS Research International Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across
30

Notes to Financial Statements  - continued
transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or
31

Notes to Financial Statements  - continued
published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$3,393,450,941	$—	$—	$3,393,450,941
Switzerland	2,190,498,828	—	—	2,190,498,828
France	1,714,302,027	—	—	1,714,302,027
Germany	1,584,471,256	—	—	1,584,471,256
United Kingdom	1,402,380,859	—	—	1,402,380,859
United States	1,311,311,766	—	—	1,311,311,766
Netherlands	877,189,442	—	—	877,189,442
Hong Kong	807,927,252	—	—	807,927,252
China	650,676,330	—	—	650,676,330
Other Countries	3,043,599,684	69,985,052	—	3,113,584,736
Mutual Funds	241,842,376	—	—	241,842,376
Total	$17,217,650,761	$69,985,052	$—	$17,287,635,813
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the
32

Notes to Financial Statements  - continued
related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $6,513,924. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $6,862,195 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
33

Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/21	Year ended 8/31/20
Ordinary income (including any short-term capital gains)	$135,001,732	$195,001,415
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/21
Cost of investments	$12,492,935,612
Gross appreciation	5,099,652,193
Gross depreciation	(304,951,992)
Net unrealized appreciation (depreciation)	$ 4,794,700,201
Undistributed ordinary income	156,144,051
Capital loss carryforwards	(50,831,739)
Other temporary differences	(208,667)
Total distributable earnings (loss)	$ 4,899,803,846
34

Notes to Financial Statements  - continued
As of August 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Long-Term	$(50,831,739)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Class 529B and Class 529C shares will convert to Class 529A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/21	Year ended 8/31/20
Class A	$6,373,940	$11,396,464
Class B	—	30,070
Class C	—	220,193
Class I	10,184,538	11,272,253
Class R1	1,070	22,306
Class R2	476,506	1,489,011
Class R3	492,210	1,090,789
Class R4	503,547	725,317
Class R6	116,864,930	168,508,766
Class 529A	103,537	212,373
Class 529B	—	3,033
Class 529C	1,454	30,840
Total	$135,001,732	$195,001,415
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $5 billion	0.70%
In excess of $5 billion and up to $10 billion	0.60%
In excess of $10 billion and up to $20 billion	0.55%
In excess of $20 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended August 31, 2021, this management fee reduction
35

Notes to Financial Statements  - continued
amounted to $1,734,391, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.63% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $76,613 and $5,188 for the year ended August 31, 2021, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 2,162,534
Class B	0.75%	0.25%	1.00%	1.00%	24,265
Class C	0.75%	0.25%	1.00%	1.00%	159,304
Class R1	0.75%	0.25%	1.00%	1.00%	22,460
Class R2	0.25%	0.25%	0.50%	0.50%	481,241
Class R3	—	0.25%	0.25%	0.25%	178,514
Class 529A	—	0.25%	0.25%	0.23%	38,623
Class 529B	0.75%	0.25%	1.00%	1.00%	2,200
Class 529C	0.75%	0.25%	1.00%	1.00%	23,121
Total Distribution and Service Fees					$3,092,262
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2021, this rebate amounted to $248, $1, $9, $375, $2,833, and $91 for Class A, Class B, Class C, Class R2, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six
36

Notes to Financial Statements  - continued
years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2021, were as follows:
Amount
Class A	$3,533
Class B	1,460
Class C	383
Class 529B	—
Class 529C	56
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2021, were as follows:
Fee
Class 529A	$7,725
Class 529B	110
Class 529C	1,156
Total Program Manager Fees	$8,991
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2021, the fee was $192,802, which equated to 0.0013% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,492,224.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.0038% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay
37

Notes to Financial Statements  - continued
compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $31,002,546.
(4) Portfolio Securities
For the year ended August 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $5,171,947,200 and $2,647,611,687, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,988,814	$177,803,102	13,963,138	$243,893,288
Class B	819	18,247	434	8,259
Class C	81,953	1,754,921	160,107	2,687,377
Class I	27,732,560	641,832,578	28,023,915	529,889,314
Class R1	73,014	1,530,968	15,393	258,945
Class R2	980,214	21,710,541	635,974	10,968,211
Class R3	970,133	21,215,643	1,005,627	18,100,300
Class R4	2,630,087	57,931,014	506,755	9,333,025
Class R6	111,039,191	2,475,567,361	95,811,233	1,741,916,575
Class 529A	127,430	2,796,879	103,747	1,834,726
Class 529B	433	9,509	266	4,879
Class 529C	12,771	256,471	15,983	273,521
	151,637,419	$3,402,427,234	140,242,572	$2,559,168,420
38

Notes to Financial Statements  - continued
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	226,334	$4,852,592	437,182	$8,358,920
Class B	—	—	1,242	23,006
Class C	—	—	9,214	166,220
Class I	403,189	8,958,852	442,527	8,766,464
Class R1	54	1,070	1,263	22,306
Class R2	22,928	474,842	79,497	1,469,099
Class R3	23,207	492,210	57,653	1,090,789
Class R4	22,208	476,800	37,248	713,292
Class R6	5,117,127	108,943,629	8,352,804	158,536,225
Class 529A	4,868	102,228	11,339	212,373
Class 529B	—	—	171	3,033
Class 529C	75	1,454	1,781	30,840
	5,819,990	$124,303,677	9,431,921	$179,392,567
Shares reacquired
Class A	(7,800,633)	$(173,343,749)	(10,752,192)	$(192,913,401)
Class B	(44,123)	(949,284)	(59,995)	(1,061,298)
Class C	(343,142)	(7,041,169)	(594,255)	(10,250,272)
Class I	(11,790,913)	(275,284,618)	(17,336,911)	(307,238,171)
Class R1	(27,583)	(567,359)	(34,780)	(565,446)
Class R2	(1,252,832)	(27,165,069)	(1,806,604)	(32,098,920)
Class R3	(1,089,197)	(24,160,347)	(1,306,755)	(23,979,131)
Class R4	(836,491)	(18,679,345)	(1,510,071)	(28,331,024)
Class R6	(20,701,755)	(468,833,018)	(27,561,757)	(500,610,866)
Class 529A	(70,237)	(1,550,370)	(124,476)	(2,251,083)
Class 529B	(4,806)	(99,768)	(5,399)	(91,935)
Class 529C	(68,530)	(1,364,053)	(53,968)	(868,179)
	(44,030,242)	$(999,038,149)	(61,147,163)	$(1,100,259,726)
39

Notes to Financial Statements  - continued
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	414,515	$9,311,945	3,648,128	$59,338,807
Class B	(43,304)	(931,037)	(58,319)	(1,030,033)
Class C	(261,189)	(5,286,248)	(424,934)	(7,396,675)
Class I	16,344,836	375,506,812	11,129,531	231,417,607
Class R1	45,485	964,679	(18,124)	(284,195)
Class R2	(249,690)	(4,979,686)	(1,091,133)	(19,661,610)
Class R3	(95,857)	(2,452,494)	(243,475)	(4,788,042)
Class R4	1,815,804	39,728,469	(966,068)	(18,284,707)
Class R6	95,454,563	2,115,677,972	76,602,280	1,399,841,934
Class 529A	62,061	1,348,737	(9,390)	(203,984)
Class 529B	(4,373)	(90,259)	(4,962)	(84,023)
Class 529C	(55,684)	(1,106,128)	(36,204)	(563,818)
	113,427,167	$2,527,692,762	88,527,330	$1,638,301,261
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 64%, 3%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings,
40

Notes to Financial Statements  - continued
at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2021, the fund’s commitment fee and interest expense were $57,176 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$117,231,063	$2,486,829,121	$2,362,217,807	$—	$(1)	$241,842,376

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$101,593	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
41

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Research International Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
42

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 15, 2021
43

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A
44

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
45

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
46

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
47

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Victoria Higley Camille Humphries-Lee
48

Board Review of Investment Advisory Agreement
MFS Research International Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
49

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
50

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2 billion, $5 billion, $10 billion and $20 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The
51

Board Review of Investment Advisory Agreement - continued
Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
52

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
53

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
Income derived from foreign sources was $313,506,948. The fund intends to pass through foreign tax credits of $27,475,787 for the fiscal year.
54

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
56

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2021
MFS®  Technology Fund
SCT-ANN

MFS® Technology Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, and steepened the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though policymakers and investors think most of the price hikes will prove transitory.
Since midyear, the spread of the Delta variant of the coronavirus has slowed economic growth while markets have focused on a regulatory crackdown in China, which, when coupled with stress in that country's property development sector, has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
October 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	11.3%
Amazon.com, Inc.	9.2%
Alphabet, Inc., “A”	6.1%
Adobe Systems, Inc.	4.3%
Facebook, Inc., “A”	4.2%
Mastercard, Inc., “A”	3.8%
PayPal Holdings, Inc.	3.5%
Booking Holdings, Inc.	2.9%
NVIDIA Corp.	2.7%
Global Payments, Inc.	2.3%
Top five industries
Computer Software	25.6%
Internet	13.2%
Business Services	12.6%
Specialty Stores	12.5%
Electronics	10.7%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended August 31, 2021, Class A shares of the MFS Technology Fund (fund) provided a total return of 22.97%, at net asset value. This compares with returns of 31.17% for the fund's benchmark, the Standard & Poor's 500 Stock Index and a return of 32.33% for the fund’s other benchmark, the Standard & Poor's North American Technology Sector Index.
Market Environment
The global economy continued to recover from the most unusual recession in memory as financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the coronavirus pandemic. In developed markets, COVID-19 vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved, which could result in the emergence of additional variants. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model, although the Fed has indicated it may scale back the pace of asset purchases before the end of this year. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Global sovereign bond yields initially rose in response to these factors before yields moderated in the second half of the period as the spread of the Delta variant of the coronavirus dented economic activity. The vaccine breakthroughs announced in November 2020 saw market leadership shift from a handful of mega-cap technology companies to a broader array of small-cap and value stocks, although growth stocks have performed strongly in recent months. Signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and heavy retail participation in the market for short-dated equity options.
Detractors from Performance
Stock selection and, to a lesser extent, an underweight position in the internet industry weakened the fund's performance relative to the Standard & Poor's North American Technology Sector Index. Within this industry, an underweight position in technology company Alphabet and holding shares of online and mobile commerce company
3

Management Review - continued
Alibaba Group(b)(h) (China) weighed on relative performance. The stock price of Alphabet appreciated as strong advertising sales, particularly on search and YouTube, and continued revenue growth in the company's Cloud segment helped drive financial results that beat consensus estimates.
An overweight position in the consumer services industry also detracted from the fund's relative performance. Within this industry, holding shares of ride-hailing and food delivery company Uber Technologies(b) and the fund's overweight position in online travel company Booking held back relative performance.
An overweight position and, to a lesser extent, stock selection in the specialty stores industry dampened relative results. Within this industry, the fund's short position in video game retailer GameStop(b)(h) and its overweight position in internet retailer Amazon.com hindered relative results.
An underweight position and, to a lesser extent, stock selection in the electronics industry weighed on relative results, led by the timing of the fund's ownership in shares of semiconductor company Micron Technology.
Elsewhere, the fund's overweight positions in electronic payment services company Global Payments, debit and credit transaction processing company Mastercard and global enterprise cloud communications and collaboration solutions provider RingCentral held back relative performance. The stock price of Global Payments depreciated during the period, largely due to investor concerns about increased competitive threats in the payments industry.
Contributors to Performance
Stock selection and, to a lesser extent, an underweight position in the computer systems industry contributed to the fund's relative returns. Within this industry, an underweight position in computer and personal electronics maker Apple, and the fund's overweight positions in software company HubSpot and software engineering solutions and technology services provider EPAM Systems, benefited relative performance.
Exposure to the medical equipment industry also bolstered relative performance. However, there were no individual stocks within this industry that were among the fund’s top relative contributors during the reporting period.
Stocks in other industries that supported relative results included the fund's holdings of global cross-border payments technology provider Nuvei(b), technology services provider Endava(b) and digital outsourcing services provider TaskUs(b). The stock price of Endava advanced as the company reported solid financial results, driven by new customer additions and strong performance in its payments and financial services segments. Not holding shares of weak-performing communications platform services provider Zoom Video Communications and semiconductor company Intel also
4

Management Review - continued
benefited relative returns. Additionally, the timing of the fund's ownership in shares of digital workforce platform provider Asana and its overweight position in semiconductor company Lam Research further helped relative performance.
Respectfully,
Portfolio Manager(s)
Matthew Sabel
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 8/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 8/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	22.97%	26.23%	20.98%	N/A
B	4/14/00	22.06%	25.28%	20.08%	N/A
C	4/14/00	22.06%	25.28%	20.07%	N/A
I	1/02/97	23.28%	26.54%	21.27%	N/A
R1	4/01/05	22.05%	25.28%	20.07%	N/A
R2	10/31/03	22.67%	25.91%	20.67%	N/A
R3	4/01/05	22.99%	26.22%	20.97%	N/A
R4	4/01/05	23.28%	26.54%	21.28%	N/A
R6	1/02/13	23.39%	26.65%	N/A	22.81%
Comparative benchmark(s)

Standard & Poor's 500 Stock Index (f)	31.17%	18.02%	16.34%	N/A
Standard & Poor's North American Technology Sector Index (f)	32.33%	30.19%	23.59%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	15.90%	24.74%	20.26%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	18.06%	25.12%	20.08%	N/A
C With CDSC (1% for 12 months) (v)	21.06%	25.28%	20.07%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
Standard & Poor's North American Technology Sector Index(g) - a modified market capitalization-weighted index that measures the performance of selected technology stocks.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC
7

Performance Summary  - continued
and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2021 through August 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/21	Ending Account Value 8/31/21	Expenses Paid During Period (p) 3/01/21-8/31/21
A	Actual	1.10%	$1,000.00	$1,143.27	$5.94
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
B	Actual	1.85%	$1,000.00	$1,139.04	$9.97
	Hypothetical (h)	1.85%	$1,000.00	$1,015.88	$9.40
C	Actual	1.85%	$1,000.00	$1,139.01	$9.97
	Hypothetical (h)	1.85%	$1,000.00	$1,015.88	$9.40
I	Actual	0.85%	$1,000.00	$1,144.65	$4.59
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
R1	Actual	1.85%	$1,000.00	$1,138.97	$9.97
	Hypothetical (h)	1.85%	$1,000.00	$1,015.88	$9.40
R2	Actual	1.35%	$1,000.00	$1,141.94	$7.29
	Hypothetical (h)	1.35%	$1,000.00	$1,018.40	$6.87
R3	Actual	1.10%	$1,000.00	$1,143.38	$5.94
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
R4	Actual	0.85%	$1,000.00	$1,144.83	$4.60
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
R6	Actual	0.77%	$1,000.00	$1,145.09	$4.16
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
8/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.0%
Brokerage & Asset Managers – 0.8%
Charles Schwab Corp.	92,425	$ 6,733,161
Tradeweb Markets, Inc.	135,551	11,794,293
		$18,527,454
Business Services – 12.6%
Clarivate PLC (a)	752,710	$ 18,960,765
Endava PLC, ADR (a)	226,592	30,340,669
FleetCor Technologies, Inc. (a)	57,068	15,024,863
Global Payments, Inc.	325,795	52,987,304
LegalZoom.com, Inc. (a)	227,586	7,790,269
Nuvei Corp. (a)	238,270	30,260,290
Paya, Inc. (a)	1,159,720	11,191,298
PayPal Holdings, Inc. (a)	284,388	82,091,440
TaskUs, Inc., “A” (a)	315,317	19,833,439
Verisk Analytics, Inc., “A”	32,112	6,478,917
WEX, Inc. (a)	99,654	18,293,485
		$293,252,739
Cable TV – 0.2%
Charter Communications, Inc., “A” (a)	6,367	$ 5,199,674
Computer Software – 25.5%
Adobe Systems, Inc. (a)	152,814	$ 101,422,652
AppLovin Corp. (a)	93,782	6,602,253
Asana, Inc. (a)	169,940	12,838,967
Atlassian Corp. PLC, “A” (a)	55,149	20,242,992
Autodesk, Inc. (a)	105,263	32,641,004
Black Knight, Inc. (a)	178,431	13,501,874
Couchbase, Inc. (a)	139,113	6,987,646
DoubleVerify Holdings, Inc. (a)	284,329	10,329,672
Eventbrite, Inc. (a)	553,520	9,786,233
Microsoft Corp. (s)	869,373	262,446,321
NetEase.com, Inc., ADR	12,373	1,205,378
Paycor HCM, Inc. (a)	256,964	9,494,820
Ping Identity Holding Corp. (a)	202,356	5,251,138
Qualtrics International, “A” (a)	135,143	6,119,275
RAKUS Co. Ltd.	41,000	1,449,711
RingCentral, Inc. (a)	89,400	22,552,044
salesforce.com, inc. (a)	193,337	51,286,506
Topicus.com, Inc. (a)	79,910	8,109,125
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – continued
Zendesk, Inc. (a)	111,615	$ 13,795,614
		$596,063,225
Computer Software - Systems – 10.6%
Apple, Inc. (s)	317,732	$ 48,241,250
Constellation Software, Inc.	12,611	21,372,579
Descartes Systems Group, Inc. (a)	208,657	16,358,153
EPAM Systems, Inc. (a)	40,022	25,326,322
HubSpot, Inc. (a)	49,465	33,857,308
Q2 Holdings, Inc. (a)	121,059	10,664,087
ServiceNow, Inc. (a)	64,776	41,692,425
Square, Inc., “A” (a)	66,390	17,797,167
TransUnion	155,189	18,860,119
Wix.com Ltd. (a)	55,232	12,265,923
		$246,435,333
Consumer Services – 3.8%
Booking Holdings, Inc. (a)	29,748	$ 68,410,583
Lyft, Inc. (a)	23,968	1,141,117
Uber Technologies, Inc. (a)	482,685	18,892,291
		$88,443,991
Electronics – 10.7%
Advanced Micro Devices (a)	395,328	$ 43,770,716
KLA Corp.	93,399	31,751,924
Lam Research Corp.	55,513	33,575,373
Marvell Technology, Inc.	402,072	24,602,786
Micron Technology, Inc.	320,551	23,624,609
NVIDIA Corp.	277,797	62,184,858
Skyworks Solutions, Inc.	83,618	15,340,558
Xilinx, Inc.	96,480	15,011,323
		$249,862,147
Internet – 13.2%
Alphabet, Inc., “A” (a)	48,855	$ 141,383,927
Blend Labs, Inc., “A” (a)	228,494	3,699,318
Facebook, Inc., “A” (a)	257,216	97,582,606
Match Group, Inc. (a)	125,996	17,316,890
Mercadolibre, Inc. (a)	9,996	18,667,030
Pinterest, Inc. (a)	101,343	5,631,631
Tencent Holdings Ltd.	398,800	24,674,226
		$308,955,628
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – 1.1%
Activision Blizzard, Inc.	112,558	$ 9,271,403
Take-Two Interactive Software, Inc. (a)	106,614	17,188,309
		$26,459,712
Machinery & Tools – 0.1%
Xometry, Inc., “A” (a)	34,438	$ 2,502,610
Medical & Health Technology & Services – 0.7%
Guardant Health, Inc. (a)	68,505	$ 8,718,631
LifeStance Health Group, Inc. (a)	471,907	7,012,538
		$15,731,169
Medical Equipment – 1.1%
Bio-Techne Corp.	27,252	$ 13,602,563
Maravai Lifesciences Holdings, Inc., “A” (a)	200,209	11,848,369
		$25,450,932
Other Banks & Diversified Financials – 6.1%
Mastercard, Inc., “A”	258,094	$ 89,359,886
Visa, Inc., “A”	227,332	52,081,761
		$141,441,647
Specialty Stores – 12.5%
ACV Auctions, Inc.	229,143	$ 4,676,809
Amazon.com, Inc. (a)(s)	61,681	214,081,798
Chewy, Inc., “A” (a)	170,960	15,064,995
Farfetch Ltd., “A” (a)	665,093	27,840,793
Pinduoduo, Inc., ADR (a)	100,527	10,054,710
Sea Ltd., ADR (a)	49,232	16,656,170
ThredUp, Inc. (a)	195,763	3,752,777
		$292,128,052
Total Common Stocks (Identified Cost, $996,694,529)		$2,310,454,313
Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $16,102,802)	16,102,802	$ 16,102,802

Other Assets, Less Liabilities – 0.3%		6,233,888
Net Assets – 100.0%		$2,332,791,003

(a)	Non-income producing security.
13

Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $16,102,802 and $2,310,454,313, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
At August 31, 2021, the fund had cash collateral of $57,259 and other liquid securities with an aggregate value of $555,143 to cover any collateral or margin obligations for securities sold short and certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
14

Financial Statements
Statement of Assets and Liabilities
At 8/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $996,694,529)	$2,310,454,313
Investments in affiliated issuers, at value (identified cost, $16,102,802)	16,102,802
Deposits with brokers for
Securities sold short	57,259
Receivables for
Investments sold	10,506,993
Fund shares sold	1,534,840
Interest and dividends	741,823
Other assets	1,533
Total assets	$2,339,399,563
Liabilities
Payables for
Investments purchased	$4,154,363
Fund shares reacquired	1,803,025
Payable to affiliates
Investment adviser	90,350
Administrative services fee	1,718
Shareholder servicing costs	348,467
Distribution and service fees	28,135
Payable for independent Trustees' compensation	12
Accrued expenses and other liabilities	182,490
Total liabilities	$6,608,560
Net assets	$2,332,791,003
Net assets consist of
Paid-in capital	$823,222,739
Total distributable earnings (loss)	1,509,568,264
Net assets	$2,332,791,003
Shares of beneficial interest outstanding	30,435,065
15

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$888,415,973	11,743,336	$75.65
Class B	44,389,767	708,314	62.67
Class C	194,856,726	3,116,719	62.52
Class I	608,832,900	7,419,062	82.06
Class R1	10,497,918	168,307	62.37
Class R2	37,796,899	531,477	71.12
Class R3	96,784,140	1,280,245	75.60
Class R4	47,323,849	593,944	79.68
Class R6	403,892,831	4,873,661	82.87

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $80.27 [100 / 94.25 x $75.65]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
16

Financial Statements
Statement of Operations
Year ended 8/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$5,667,564
Other	138,661
Dividends from affiliated issuers	19,190
Income on securities loaned	4,557
Foreign taxes withheld	(33,788)
Total investment income	$5,796,184
Expenses
Management fee	$15,500,699
Distribution and service fees	4,804,901
Shareholder servicing costs	1,968,566
Administrative services fee	283,720
Independent Trustees' compensation	29,477
Custodian fee	132,494
Shareholder communications	74,598
Audit and tax fees	62,875
Legal fees	14,019
Dividend and interest expense on securities sold short	120,629
Interest expense and fees	8,732
Miscellaneous	218,885
Total expenses	$23,219,595
Reduction of expenses by investment adviser and distributor	(254,865)
Net expenses	$22,964,730
Net investment income (loss)	$(17,168,546)
17

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$273,437,173
Affiliated issuers	238
Written options	1,392,308
Securities sold short	(12,272,732)
Foreign currency	(12,306)
Net realized gain (loss)	$262,544,681
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$206,014,721
Affiliated issuers	(238)
Net unrealized gain (loss)	$206,014,483
Net realized and unrealized gain (loss)	$468,559,164
Change in net assets from operations	$451,390,618
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/21	8/31/20
Change in net assets
From operations
Net investment income (loss)	$(17,168,546)	$(10,142,571)
Net realized gain (loss)	262,544,681	101,865,379
Net unrealized gain (loss)	206,014,483	551,264,892
Change in net assets from operations	$451,390,618	$642,987,700
Total distributions to shareholders	$(109,208,449)	$(27,686,049)
Change in net assets from fund share transactions	$(52,798,844)	$162,189,967
Total change in net assets	$289,383,325	$777,491,618
Net assets
At beginning of period	2,043,407,678	1,265,916,060
At end of period	$2,332,791,003	$2,043,407,678
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$64.90	$44.73	$45.65	$35.67	$28.27
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.57)	$(0.35)	$(0.27)	$(0.26)	$(0.19)(c)
Net realized and unrealized gain (loss)	14.83	21.50	1.24	11.61	8.13
Total from investment operations	$14.26	$21.15	$0.97	$11.35	$7.94
Less distributions declared to shareholders
From net realized gain	$(3.51)	$(0.98)	$(1.89)	$(1.37)	$(0.54)
Net asset value, end of period (x)	$75.65	$64.90	$44.73	$45.65	$35.67
Total return (%) (r)(s)(t)(x)	22.97	48.23	2.97	32.79	28.58(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.18	1.19	1.24	1.24(c)
Expenses after expense reductions (f)	1.11	1.16	1.18	1.22	1.23(c)
Net investment income (loss)	(0.85)	(0.71)	(0.64)	(0.66)	(0.63)(c)
Portfolio turnover	36	46	32	30	43
Net assets at end of period (000 omitted)	$888,416	$745,157	$471,468	$484,477	$359,698
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.11	1.13	1.15	1.16	1.19(c)
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$54.73	$38.16	$39.55	$31.31	$25.06
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.89)	$(0.61)	$(0.50)	$(0.49)	$(0.38)(c)
Net realized and unrealized gain (loss)	12.34	18.16	1.00	10.10	7.17
Total from investment operations	$11.45	$17.55	$0.50	$9.61	$6.79
Less distributions declared to shareholders
From net realized gain	$(3.51)	$(0.98)	$(1.89)	$(1.37)	$(0.54)
Net asset value, end of period (x)	$62.67	$54.73	$38.16	$39.55	$31.31
Total return (%) (r)(s)(t)(x)	22.06	47.07	2.21	31.77	27.64(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	1.93	1.94	1.99	1.99(c)
Expenses after expense reductions (f)	1.86	1.92	1.93	1.98	1.98(c)
Net investment income (loss)	(1.59)	(1.46)	(1.39)	(1.41)	(1.38)(c)
Portfolio turnover	36	46	32	30	43
Net assets at end of period (000 omitted)	$44,390	$46,224	$41,017	$45,337	$34,396
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.86	1.88	1.90	1.92	1.94(c)
See Notes to Financial Statements
21

Financial Highlights – continued
Class C	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$54.61	$38.07	$39.47	$31.24	$25.01
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.88)	$(0.61)	$(0.50)	$(0.49)	$(0.38)(c)
Net realized and unrealized gain (loss)	12.30	18.13	0.99	10.09	7.15
Total from investment operations	$11.42	$17.52	$0.49	$9.60	$6.77
Less distributions declared to shareholders
From net realized gain	$(3.51)	$(0.98)	$(1.89)	$(1.37)	$(0.54)
Net asset value, end of period (x)	$62.52	$54.61	$38.07	$39.47	$31.24
Total return (%) (r)(s)(t)(x)	22.06	47.11	2.19	31.81	27.62(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	1.93	1.94	1.98	1.99(c)
Expenses after expense reductions (f)	1.86	1.92	1.93	1.97	1.98(c)
Net investment income (loss)	(1.59)	(1.46)	(1.40)	(1.41)	(1.38)(c)
Portfolio turnover	36	46	32	30	43
Net assets at end of period (000 omitted)	$194,857	$183,286	$128,817	$128,707	$101,656
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.86	1.88	1.91	1.92	1.94(c)
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$69.94	$48.02	$48.74	$37.90	$29.93
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.43)	$(0.25)	$(0.18)	$(0.18)	$(0.13)(c)
Net realized and unrealized gain (loss)	16.06	23.15	1.35	12.39	8.64
Total from investment operations	$15.63	$22.90	$1.17	$12.21	$8.51
Less distributions declared to shareholders
From net realized gain	$(3.51)	$(0.98)	$(1.89)	$(1.37)	$(0.54)
Net asset value, end of period (x)	$82.06	$69.94	$48.02	$48.74	$37.90
Total return (%) (r)(s)(t)(x)	23.28	48.57	3.20	33.14	28.91(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.93	0.94	0.99	0.99(c)
Expenses after expense reductions (f)	0.86	0.92	0.93	0.98	0.98(c)
Net investment income (loss)	(0.59)	(0.46)	(0.40)	(0.41)	(0.39)(c)
Portfolio turnover	36	46	32	30	43
Net assets at end of period (000 omitted)	$608,833	$561,531	$315,655	$303,359	$174,275
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.86	0.88	0.91	0.92	0.95(c)
See Notes to Financial Statements
23

Financial Highlights – continued
Class R1	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$54.49	$37.99	$39.39	$31.18	$24.96
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.89)	$(0.62)	$(0.50)	$(0.49)	$(0.38)(c)
Net realized and unrealized gain (loss)	12.28	18.10	0.99	10.07	7.14
Total from investment operations	$11.39	$17.48	$0.49	$9.58	$6.76
Less distributions declared to shareholders
From net realized gain	$(3.51)	$(0.98)	$(1.89)	$(1.37)	$(0.54)
Net asset value, end of period (x)	$62.37	$54.49	$37.99	$39.39	$31.18
Total return (%) (r)(s)(t)(x)	22.05	47.10	2.19	31.80	27.63(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	1.93	1.94	1.99	1.99(c)
Expenses after expense reductions (f)	1.86	1.91	1.93	1.98	1.98(c)
Net investment income (loss)	(1.59)	(1.47)	(1.40)	(1.41)	(1.38)(c)
Portfolio turnover	36	46	32	30	43
Net assets at end of period (000 omitted)	$10,498	$9,882	$5,715	$5,534	$4,256
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.86	1.88	1.91	1.92	1.95(c)
See Notes to Financial Statements
24

Financial Highlights – continued
Class R2	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$61.36	$42.45	$43.55	$34.17	$27.17
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.68)	$(0.45)	$(0.36)	$(0.35)	$(0.26)(c)
Net realized and unrealized gain (loss)	13.95	20.34	1.15	11.10	7.80
Total from investment operations	$13.27	$19.89	$0.79	$10.75	$7.54
Less distributions declared to shareholders
From net realized gain	$(3.51)	$(0.98)	$(1.89)	$(1.37)	$(0.54)
Net asset value, end of period (x)	$71.12	$61.36	$42.45	$43.55	$34.17
Total return (%) (r)(s)(t)(x)	22.67	47.84	2.69	32.46	28.27(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.43	1.44	1.48	1.49(c)
Expenses after expense reductions (f)	1.36	1.42	1.43	1.48	1.49(c)
Net investment income (loss)	(1.09)	(0.97)	(0.90)	(0.91)	(0.89)(c)
Portfolio turnover	36	46	32	30	43
Net assets at end of period (000 omitted)	$37,797	$38,511	$29,339	$28,071	$23,625
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.36	1.38	1.41	1.42	1.45(c)
See Notes to Financial Statements
25

Financial Highlights – continued
Class R3	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$64.85	$44.71	$45.63	$35.66	$28.26
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.56)	$(0.35)	$(0.27)	$(0.27)	$(0.20)(c)
Net realized and unrealized gain (loss)	14.82	21.47	1.24	11.61	8.14
Total from investment operations	$14.26	$21.12	$0.97	$11.34	$7.94
Less distributions declared to shareholders
From net realized gain	$(3.51)	$(0.98)	$(1.89)	$(1.37)	$(0.54)
Net asset value, end of period (x)	$75.60	$64.85	$44.71	$45.63	$35.66
Total return (%) (r)(s)(t)(x)	22.99	48.18	2.97	32.77	28.59(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.18	1.19	1.24	1.24(c)
Expenses after expense reductions (f)	1.11	1.17	1.18	1.23	1.23(c)
Net investment income (loss)	(0.84)	(0.71)	(0.65)	(0.66)	(0.65)(c)
Portfolio turnover	36	46	32	30	43
Net assets at end of period (000 omitted)	$96,784	$109,884	$80,242	$79,534	$53,199
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.11	1.13	1.16	1.17	1.20(c)
See Notes to Financial Statements
26

Financial Highlights – continued
Class R4	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$68.01	$46.72	$47.47	$36.95	$29.19
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.42)	$(0.24)	$(0.17)	$(0.17)	$(0.13)(c)
Net realized and unrealized gain (loss)	15.60	22.51	1.31	12.06	8.43
Total from investment operations	$15.18	$22.27	$1.14	$11.89	$8.30
Less distributions declared to shareholders
From net realized gain	$(3.51)	$(0.98)	$(1.89)	$(1.37)	$(0.54)
Net asset value, end of period (x)	$79.68	$68.01	$46.72	$47.47	$36.95
Total return (%) (r)(s)(t)(x)	23.28	48.57	3.22	33.12	28.92(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.93	0.94	0.99	0.99(c)
Expenses after expense reductions (f)	0.86	0.92	0.93	0.98	0.99(c)
Net investment income (loss)	(0.59)	(0.47)	(0.40)	(0.41)	(0.39)(c)
Portfolio turnover	36	46	32	30	43
Net assets at end of period (000 omitted)	$47,324	$32,530	$25,310	$23,004	$14,443
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.85	0.89	0.91	0.92	0.95(c)
See Notes to Financial Statements
27

Financial Highlights – continued
Class R6	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$70.54	$48.38	$49.03	$38.09	$30.05
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.37)	$(0.20)	$(0.13)	$(0.13)	$(0.10)(c)
Net realized and unrealized gain (loss)	16.21	23.34	1.37	12.44	8.68
Total from investment operations	$15.84	$23.14	$1.24	$12.31	$8.58
Less distributions declared to shareholders
From net realized gain	$(3.51)	$(0.98)	$(1.89)	$(1.37)	$(0.54)
Net asset value, end of period (x)	$82.87	$70.54	$48.38	$49.03	$38.09
Total return (%) (r)(s)(t)(x)	23.39	48.71	3.33	33.24	29.03(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.84	0.84	0.89	0.90(c)
Expenses after expense reductions (f)	0.77	0.82	0.83	0.88	0.89(c)
Net investment income (loss)	(0.50)	(0.37)	(0.30)	(0.31)	(0.30)(c)
Portfolio turnover	36	46	32	30	43
Net assets at end of period (000 omitted)	$403,893	$316,404	$168,352	$138,924	$95,534
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.77	0.79	0.81	0.82	0.85(c)

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
28

Notes to Financial Statements
(1) Business and Organization
MFS Technology Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. The value of stocks in the technology sector can be very volatile due to the rapid pace of product change, technological developments, and other factors.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across
29

Notes to Financial Statements  - continued
transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and
30

Notes to Financial Statements  - continued
prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$2,310,454,313	$—	$—	$2,310,454,313
Mutual Funds	16,102,802	—	—	16,102,802
Total	$2,326,557,115	$—	$—	$2,326,557,115
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives
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Notes to Financial Statements  - continued
are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At August 31, 2021, the fund did not have any outstanding derivative instruments.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2021 as reported in the Statement of Operations:
Risk	Written Options
Equity	$1,392,308
There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the
32

Notes to Financial Statements  - continued
Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.
Written Options — In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2021, this expense amounted to $120,629. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At August 31, 2021, the fund had no short sales outstanding.
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Notes to Financial Statements  - continued
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
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Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals, straddle loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/21	Year ended 8/31/20
Long-term capital gains	$109,208,449	$27,686,049
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/21
Cost of investments	$1,017,368,053
Gross appreciation	1,336,411,398
Gross depreciation	(27,222,336)
Net unrealized appreciation (depreciation)	$1,309,189,062
Undistributed ordinary income	64,444,592
Undistributed long-term capital gain	135,934,610
Total distributable earnings (loss)	$1,509,568,264
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
35

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/21	Year ended 8/31/20
Class A	$39,981,871	$10,280,837
Class B	2,836,401	1,005,040
Class C	11,727,115	3,234,463
Class I	27,987,681	6,452,463
Class R1	660,107	145,838
Class R2	2,189,374	661,860
Class R3	6,034,105	1,720,727
Class R4	1,741,234	561,942
Class R6	16,050,561	3,622,879
Total	$109,208,449	$27,686,049
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended August 31, 2021, this management fee reduction amounted to $253,638, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.71% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $237,732 for the year ended August 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
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Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,974,347
Class B	0.75%	0.25%	1.00%	1.00%	436,059
Class C	0.75%	0.25%	1.00%	1.00%	1,831,226
Class R1	0.75%	0.25%	1.00%	1.00%	106,319
Class R2	0.25%	0.25%	0.50%	0.50%	186,358
Class R3	—	0.25%	0.25%	0.25%	270,592
Total Distribution and Service Fees					$4,804,901
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2021, this rebate amounted to $1,189, $32, and $6 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2021, were as follows:
Amount
Class A	$5,442
Class B	29,039
Class C	16,010
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2021, the fee was $210,300, which equated to 0.0098% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,758,266.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
37

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.0132% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2021, the fund engaged in sale transactions pursuant to this policy, which amounted to $304,701. The sales transactions resulted in net realized gains (losses) of $140,415.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2021, this reimbursement amounted to $135,523, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2021, purchases and sales of investments, other than short sales and short-term obligations, aggregated $762,802,323 and $931,146,702, respectively.
38

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,041,235	$135,528,348	3,196,679	$156,383,415
Class B	19,385	1,072,422	30,703	1,352,228
Class C	388,800	21,337,233	735,408	30,781,466
Class I	1,964,028	139,976,502	3,724,439	197,807,902
Class R1	62,331	3,426,469	81,262	3,502,677
Class R2	196,801	12,228,587	289,424	13,574,856
Class R3	553,491	36,617,031	870,221	43,148,754
Class R4	272,966	19,306,122	278,627	14,023,378
Class R6	1,945,342	140,788,322	2,345,670	126,956,140
	7,444,379	$510,281,036	11,552,433	$587,530,816
Shares issued to shareholders in reinvestment of distributions
Class A	606,720	$38,781,516	219,633	$9,997,680
Class B	52,636	2,802,337	25,706	992,506
Class C	208,877	11,093,450	77,734	2,994,325
Class I	364,594	25,233,552	115,169	5,640,993
Class R1	12,421	658,166	3,780	145,294
Class R2	35,971	2,165,483	14,422	621,865
Class R3	94,475	6,034,105	37,818	1,720,727
Class R4	22,758	1,529,365	10,015	476,930
Class R6	194,133	13,560,203	60,950	3,008,484
	1,592,585	$101,858,177	565,227	$25,598,804
Shares reacquired
Class A	(2,387,042)	$(158,552,829)	(2,473,623)	$(120,310,091)
Class B	(208,269)	(11,542,946)	(286,793)	(11,801,503)
Class C	(837,296)	(46,360,016)	(840,060)	(34,586,669)
Class I	(2,938,120)	(211,435,850)	(2,383,943)	(124,283,773)
Class R1	(87,800)	(4,960,576)	(54,104)	(2,240,801)
Class R2	(328,957)	(20,461,503)	(367,286)	(17,088,110)
Class R3	(1,062,054)	(71,182,913)	(1,008,479)	(48,431,980)
Class R4	(180,112)	(12,634,502)	(352,031)	(18,578,859)
Class R6	(1,751,522)	(127,806,922)	(1,400,790)	(73,617,867)
	(9,781,172)	$(664,938,057)	(9,167,109)	$(450,939,653)
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Notes to Financial Statements  - continued
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	260,913	$15,757,035	942,689	$46,071,004
Class B	(136,248)	(7,668,187)	(230,384)	(9,456,769)
Class C	(239,619)	(13,929,333)	(26,918)	(810,878)
Class I	(609,498)	(46,225,796)	1,455,665	79,165,122
Class R1	(13,048)	(875,941)	30,938	1,407,170
Class R2	(96,185)	(6,067,433)	(63,440)	(2,891,389)
Class R3	(414,088)	(28,531,777)	(100,440)	(3,562,499)
Class R4	115,612	8,200,985	(63,389)	(4,078,551)
Class R6	387,953	26,541,603	1,005,830	56,346,757
	(744,208)	$(52,798,844)	2,950,551	$162,189,967
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2021, the fund’s commitment fee and interest expense were $8,668 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$38,944,270	$388,729,398	$411,570,866	$238	$(238)	$16,102,802
40

Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$19,190	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
41

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Technology Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
42

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 15, 2021
43

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A
44

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
45

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
46

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
47

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Matthew Sabel
48

Board Review of Investment Advisory Agreement
MFS Technology Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
49

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
50

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services
51

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
52

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
53

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $147,768,000 as capital gain dividends paid during the fiscal year.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
54

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
56

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2021
MFS®  U.S. Government Cash Reserve Fund
LMM-ANN

MFS® U.S. Government Cash Reserve Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, and steepened the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though policymakers and investors think most of the price hikes will prove transitory.
Since midyear, the spread of the Delta variant of the coronavirus has slowed economic growth while markets have focused on a regulatory crackdown in China, which, when coupled with stress in that country's property development sector, has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
October 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure (u)
Composition including fixed income credit quality (a)(u)
A-1+	54.2%
A-1	46.0%
Other Assets Less Liabilities	(0.2)%
Maturity breakdown (u)
0 - 7 days	37.9%
8 - 29 days	23.8%
30 - 59 days	26.2%
60 - 89 days	12.3%
Other Assets Less Liabilities	(0.2)%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund did not hold unrated securities. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.
Percentages are based on net assets as of August 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

Performance Summary THROUGH 8/31/21
Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect the sponsor will provide financial support to the fund at any time. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Share Class	Inception	1-Year Total Return (without sales charge)	Current 7-day yield
A	9/07/93	0.00%	0.00%
B	12/29/86	0.00%	0.00%
C	4/01/96	0.00%	0.00%
I	9/18/18	0.00%	0.00%
R1	4/01/05	0.00%	0.00%
R2	4/01/05	0.00%	0.00%
R3	4/01/05	0.00%	0.00%
R4	4/01/05	0.00%	0.00%
R6	9/18/18	0.00%	0.00%
529A	7/31/02	0.00%	0.00%
529B	7/31/02	0.00%	0.00%
529C	7/31/02	0.00%	0.00%

3

Performance Summary  - continued
1-Year Total Return
B With CDSC (Declining over six years from 4% to 0%) (v)	(4.00)%
C With CDSC (1% for 12 months) (v)	(1.00)%
529B With CDSC (Declining over six years from 4% to 0%) (v)	(4.00)%
529C With CDSC (1% for 12 months) (v)	(1.00)%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, R6, and 529A shares do not have a sales charge. Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased.
(v)	Assuming redemption at the end of the applicable period.
Yields quoted are based on the latest seven days ended as of August 31, 2021, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.
Notes to Performance Summary
Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.
Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.
4

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2021 through August 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
5

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/21	Ending Account Value 8/31/21	Expenses Paid During Period (p) 3/01/21-8/31/21
A	Actual	0.02%	$1,000.00	$1,000.00	$0.10
	Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10
B	Actual	0.02%	$1,000.00	$1,000.00	$0.10
	Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10
C	Actual	0.03%	$1,000.00	$1,000.00	$0.15
	Hypothetical (h)	0.03%	$1,000.00	$1,025.05	$0.15
I	Actual	0.03%	$1,000.00	$1,000.00	$0.15
	Hypothetical (h)	0.03%	$1,000.00	$1,025.05	$0.15
R1	Actual	0.03%	$1,000.00	$1,000.00	$0.15
	Hypothetical (h)	0.03%	$1,000.00	$1,025.05	$0.15
R2	Actual	0.03%	$1,000.00	$1,000.00	$0.15
	Hypothetical (h)	0.03%	$1,000.00	$1,025.05	$0.15
R3	Actual	0.03%	$1,000.00	$1,000.00	$0.15
	Hypothetical (h)	0.03%	$1,000.00	$1,025.05	$0.15
R4	Actual	0.03%	$1,000.00	$1,000.00	$0.15
	Hypothetical (h)	0.03%	$1,000.00	$1,025.05	$0.15
R6	Actual	0.03%	$1,000.00	$1,000.00	$0.15
	Hypothetical (h)	0.03%	$1,000.00	$1,025.05	$0.15
529A	Actual	0.02%	$1,000.00	$1,000.00	$0.10
	Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10
529B	Actual	0.02%	$1,000.00	$1,000.00	$0.10
	Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10
529C	Actual	0.02%	$1,000.00	$1,000.00	$0.10
	Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
As more fully disclosed in Note 3 in the Notes to Financial Statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.
6

Portfolio of Investments
8/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
U.S. Government Agencies and Equivalents (y) – 79.0%
Fannie Mae, 0.001%, due 9/01/2021	$ 7,339,000	$ 7,339,000
Fannie Mae, 0.001%, due 9/08/2021	5,841,000	5,840,999
Fannie Mae, 0.007%, due 9/15/2021	2,803,000	2,802,992
Fannie Mae, 0.041%, due 9/22/2021	2,028,000	2,027,953
Fannie Mae, 0.03%, due 9/29/2021	6,239,000	6,238,854
Fannie Mae, 0.035%, due 11/03/2021	2,278,000	2,277,860
Federal Farm Credit Bank, 0.03%, due 9/10/2021	7,168,000	7,167,946
Federal Farm Credit Bank, 0.03%, due 10/01/2021	5,228,000	5,227,869
Federal Farm Credit Bank, 0.041%, due 11/08/2021	8,109,000	8,108,387
Federal Home Loan Bank, 0.02%, due 9/01/2021	2,465,000	2,465,000
Federal Home Loan Bank, 0.02%, due 9/03/2021	10,464,000	10,463,988
Federal Home Loan Bank, 0.033%, due 9/15/2021	3,160,000	3,159,959
Federal Home Loan Bank, 0.03%, due 9/15/2021	2,916,000	2,915,966
U.S. Treasury Bill, 0.018%, due 9/02/2021	2,721,000	2,720,999
U.S. Treasury Bill, 0.041%, due 9/07/2021	15,429,000	15,428,897
U.S. Treasury Bill, 0.038%, due 9/09/2021	3,988,000	3,987,967
U.S. Treasury Bill, 0.015%, due 9/09/2021	2,477,000	2,476,992
U.S. Treasury Bill, 0.035%, due 9/09/2021	3,500,000	3,499,973
U.S. Treasury Bill, 0.035%, due 9/14/2021	1,071,000	1,070,986
U.S. Treasury Bill, 0.035%, due 9/16/2021	10,597,000	10,596,845
U.S. Treasury Bill, 0.041%, due 9/21/2021	3,009,000	3,008,933
U.S. Treasury Bill, 0.035%, due 9/28/2021	14,128,000	14,127,629
U.S. Treasury Bill, 0.041%, due 10/05/2021	9,631,000	9,630,636
U.S. Treasury Bill, 0.035%, due 10/07/2021	3,150,000	3,149,890
U.S. Treasury Bill, 0.046%, due 10/07/2021	4,158,000	4,157,813
U.S. Treasury Bill, 0.041%, due 10/12/2021	12,343,000	12,342,438
U.S. Treasury Bill, 0.042%, due 10/14/2021	8,463,000	8,462,586
U.S. Treasury Bill, 0.051%, due 10/19/2021	9,089,000	9,088,394
U.S. Treasury Bill, 0.042%, due 10/21/2021	5,977,000	5,976,660
U.S. Treasury Bill, 0.046%, due 10/26/2021	6,129,000	6,128,579
U.S. Treasury Bill, 0.041%, due 10/26/2021	5,477,000	5,476,665
U.S. Treasury Bill, 0.041%, due 11/02/2021	12,111,000	12,110,166
U.S. Treasury Bill, 0.056%, due 11/12/2021	7,594,000	7,593,165
U.S. Treasury Bill, 0.041%, due 11/16/2021	2,551,000	2,550,785
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$209,623,771
7

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Repurchase Agreements – 21.2%
Bank of America Corp. Repurchase Agreement, 0.05%, dated 8/31/2021, due 9/01/2021, total to be received $28,016,039 (secured by U.S. Treasury obligations valued at $28,649,200)	$ 28,016,000	$ 28,016,000
JPMorgan Chase & Co. Repurchase Agreement, 0.05%, dated 8/31/2021, due 9/01/2021, total to be received $28,033,039 (secured by U.S. Treasury obligations valued at $28,593,820)	28,033,000	28,033,000
Total Repurchase Agreements, at Cost and Value		$ 56,049,000

Other Assets, Less Liabilities – (0.2)%		(418,236)
Net Assets – 100.0%		$265,254,535

(y)	The rate shown represents an annualized yield at time of purchase.
See Notes to Financial Statements
8

Financial Statements
Statement of Assets and Liabilities
At 8/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at cost and value	$209,623,771
Investments in unaffiliated repurchase agreements, at cost and value	56,049,000
Cash	428
Receivables for
Fund shares sold	155,977
Interest	78
Receivable from investment adviser and distributor	59,078
Other assets	350
Total assets	$265,888,682
Liabilities
Payables for
Fund shares reacquired	$499,465
Payable to affiliates
Administrative services fee	249
Shareholder servicing costs	56,118
Program manager fees	94
Payable for independent Trustees' compensation	3,961
Accrued expenses and other liabilities	74,260
Total liabilities	$634,147
Net assets	$265,254,535
Net assets consist of
Paid-in capital	$265,224,202
Total distributable earnings (loss)	30,333
Net assets	$265,254,535
Shares of beneficial interest outstanding	265,449,720
9

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share
Class A	$128,482,350	128,577,092	$1.00
Class B	6,792,374	6,797,420	1.00
Class C	23,748,465	23,765,510	1.00
Class I	12,819,478	12,828,930	1.00
Class R1	8,761,446	8,767,889	1.00
Class R2	26,432,036	26,451,612	1.00
Class R3	21,266,444	21,282,066	1.00
Class R4	2,675,714	2,677,683	1.00
Class R6	112,554	112,636	1.00
Class 529A	27,919,450	27,940,026	1.00
Class 529B	182,101	182,235	1.00
Class 529C	6,062,123	6,066,621	1.00
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.
See Notes to Financial Statements
10

Financial Statements
Statement of Operations
Year ended 8/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$151,531
Other	3,710
Total investment income	$155,241
Expenses
Management fee	$1,194,789
Distribution and service fees	1,180,656
Shareholder servicing costs	449,593
Program manager fees	18,491
Administrative services fee	49,109
Independent Trustees' compensation	7,011
Custodian fee	22,319
Shareholder communications	12,442
Audit and tax fees	40,430
Legal fees	2,128
Miscellaneous	179,774
Total expenses	$3,156,742
Reduction of expenses by investment adviser and distributor	(3,001,501)
Net expenses	$155,241
Net investment income (loss)	$0
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$34,722
Change in net assets from operations	$34,722
See Notes to Financial Statements
11

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/21	8/31/20
Change in net assets
From operations
Net investment income (loss)	$0	$1,106,667
Net realized gain (loss)	34,722	100
Change in net assets from operations	$34,722	$1,106,767
Total distributions to shareholders	$—	$(1,106,667)
Change in net assets from fund share transactions	$(36,517,974)	$89,527,043
Total change in net assets	$(36,483,252)	$89,527,143
Net assets
At beginning of period	301,737,787	212,210,644
At end of period	$265,254,535	$301,737,787
See Notes to Financial Statements
12

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	$0.00(w)	$0.02	$0.01	$0.00(c)(w)
Net realized and unrealized gain (loss)	0.00(w)	0.00(w)	0.00(w)	—	(0.00)(w)
Total from investment operations	$0.00(w)	$0.00(w)	$0.02	$0.01	$0.00(w)
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$(0.02)	$(0.01)	$(0.00)(w)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	0.54	1.58	0.76	0.08(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.96	0.98	0.94	0.91(c)
Expenses after expense reductions (f)	0.05	0.44	0.72	0.68	0.50(c)
Net investment income (loss)	0.00	0.44	1.57	0.76	0.08(c)
Net assets at end of period (000 omitted)	$128,482	$140,426	$99,511	$100,463	$105,859
See Notes to Financial Statements
13

Financial Highlights – continued
Class B	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	$0.00(w)	$0.02	$0.01	$0.00(c)(w)
Net realized and unrealized gain (loss)	0.00(w)	0.00(w)	0.00(w)	—	(0.00)(w)
Total from investment operations	$0.00(w)	$0.00(w)	$0.02	$0.01	$0.00(w)
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$(0.02)	$(0.01)	$(0.00)(w)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	0.54	1.58	0.76	0.08(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.71	1.73	1.69	1.66(c)
Expenses after expense reductions (f)	0.05	0.47	0.72	0.68	0.51(c)
Net investment income (loss)	0.00	0.49	1.57	0.72	0.07(c)
Net assets at end of period (000 omitted)	$6,792	$9,528	$8,977	$11,664	$17,338

Class C	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	$0.00(w)	$0.02	$0.01	$0.00(c)(w)
Net realized and unrealized gain (loss)	0.00(w)	0.00(w)	0.00(w)	—	(0.00)(w)
Total from investment operations	$0.00(w)	$0.00(w)	$0.02	$0.01	$0.00(w)
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$(0.02)	$(0.01)	$(0.00)(w)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	0.54	1.58	0.76	0.08(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.71	1.73	1.69	1.66(c)
Expenses after expense reductions (f)	0.05	0.40	0.72	0.68	0.50(c)
Net investment income (loss)	0.00	0.37	1.57	0.68	0.07(c)
Net assets at end of period (000 omitted)	$23,748	$34,508	$19,438	$18,451	$38,458
See Notes to Financial Statements
14

Financial Highlights – continued
Class I	Year ended
	8/31/21	8/31/20	8/31/19(i)
Net asset value, beginning of period	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	$0.00(w)	$0.02
Net realized and unrealized gain (loss)	0.00(w)	0.00(w)	0.00(w)
Total from investment operations	$0.00(w)	$0.00(w)	$0.02
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	0.54	1.52(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.69	0.73(a)
Expenses after expense reductions (f)	0.05	0.23	0.72(a)
Net investment income (loss)	0.00	0.06	1.60(a)
Net assets at end of period (000 omitted)	$12,819	$9,797	$56

Class R1	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	$0.00(w)	$0.02	$0.01	$0.00(c)(w)
Net realized and unrealized gain (loss)	0.00(w)	0.00(w)	0.00(w)	—	(0.00)(w)
Total from investment operations	$0.00(w)	$0.00(w)	$0.02	$0.01	$0.00(w)
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$(0.02)	$(0.01)	$(0.00)(w)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	0.54	1.57	0.76	0.08(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.71	1.73	1.69	1.66(c)
Expenses after expense reductions (f)	0.05	0.47	0.72	0.68	0.50(c)
Net investment income (loss)	0.00	0.48	1.57	0.72	0.07(c)
Net assets at end of period (000 omitted)	$8,761	$9,209	$7,610	$8,305	$12,236
See Notes to Financial Statements
15

Financial Highlights – continued
Class R2	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	$0.01	$0.02	$0.01	$0.00(c)(w)
Net realized and unrealized gain (loss)	0.00(w)	0.00(w)	0.00(w)	—	(0.00)(w)
Total from investment operations	$0.00(w)	$0.01	$0.02	$0.01	$0.00(w)
Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$(0.02)	$(0.01)	$(0.00)(w)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	0.54	1.57	0.76	0.08(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.21	1.23	1.19	1.16(c)
Expenses after expense reductions (f)	0.05	0.48	0.72	0.68	0.51(c)
Net investment income (loss)	0.00	0.51	1.57	0.73	0.08(c)
Net assets at end of period (000 omitted)	$26,432	$33,676	$31,672	$34,993	$48,184

Class R3	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	$0.00(w)	$0.02	$0.01	$0.00(c)(w)
Net realized and unrealized gain (loss)	0.00(w)	0.00(w)	0.00(w)	—	(0.00)(w)
Total from investment operations	$0.00(w)	$0.00(w)	$0.02	$0.01	$0.00(w)
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$(0.02)	$(0.01)	$(0.00)(w)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	0.54	1.57	0.76	0.08(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.96	0.98	0.94	0.91(c)
Expenses after expense reductions (f)	0.05	0.44	0.72	0.68	0.51(c)
Net investment income (loss)	0.00	0.44	1.55	0.73	0.08(c)
Net assets at end of period (000 omitted)	$21,266	$24,536	$16,471	$26,227	$35,196
See Notes to Financial Statements
16

Financial Highlights – continued
Class R4	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	$0.01	$0.02	$0.01	$0.00(c)(w)
Net realized and unrealized gain (loss)	0.00(w)	0.00(w)	0.00(w)	—	(0.00)(w)
Total from investment operations	$0.00(w)	$0.01	$0.02	$0.01	$0.00(w)
Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$(0.02)	$(0.01)	$(0.00)(w)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	0.54	1.57	0.76	0.08(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.71	0.73	0.69	0.67(c)
Expenses after expense reductions (f)	0.05	0.49	0.72	0.68	0.52(c)
Net investment income (loss)	0.00	0.54	1.57	0.74	0.08(c)
Net assets at end of period (000 omitted)	$2,676	$2,709	$2,676	$2,729	$3,250

Class R6	Year ended
	8/31/21	8/31/20	8/31/19(i)
Net asset value, beginning of period	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	$0.00(w)	$0.02
Net realized and unrealized gain (loss)	0.00(w)	0.00(w)	0.00(w)
Total from investment operations	$0.00(w)	$0.00(w)	$0.02
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	0.58	1.58(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.65	0.66(a)
Expenses after expense reductions (f)	0.05	0.42	0.65(a)
Net investment income (loss)	0.00	0.46	1.65(a)
Net assets at end of period (000 omitted)	$113	$113	$54
See Notes to Financial Statements
17

Financial Highlights – continued
Class 529A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	$0.00(w)	$0.02	$0.01	$0.00(c)(w)
Net realized and unrealized gain (loss)	0.00(w)	0.00(w)	0.00(w)	—	(0.00)(w)
Total from investment operations	$0.00(w)	$0.00(w)	$0.02	$0.01	$0.00(w)
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$(0.02)	$(0.01)	$(0.00)(w)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	0.51	1.53	0.71	0.06(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	1.01	1.03	1.00	1.01(c)
Expenses after expense reductions (f)	0.05	0.47	0.77	0.73	0.53(c)
Net investment income (loss)	0.00	0.44	1.52	0.73	0.06(c)
Net assets at end of period (000 omitted)	$27,919	$28,695	$19,061	$15,197	$13,208

Class 529B	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	$0.01	$0.02	$0.01	$0.00(c)(w)
Net realized and unrealized gain (loss)	0.00(w)	0.00(w)	0.00(w)	—	(0.00)(w)
Total from investment operations	$0.00(w)	$0.01	$0.02	$0.01	$0.00(w)
Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$(0.02)	$(0.01)	$(0.00)(w)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	0.51	1.53	0.71	0.06(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.76	1.78	1.75	1.76(c)
Expenses after expense reductions (f)	0.05	0.53	0.77	0.73	0.53(c)
Net investment income (loss)	0.00	0.53	1.51	0.71	0.06(c)
Net assets at end of period (000 omitted)	$182	$183	$247	$293	$348
See Notes to Financial Statements
18

Financial Highlights – continued
Class 529C	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	$0.00(w)	$0.02	$0.01	$0.00(c)(w)
Net realized and unrealized gain (loss)	0.00(w)	0.00(w)	0.00(w)	—	(0.00)(w)
Total from investment operations	$0.00(w)	$0.00(w)	$0.02	$0.01	$0.00(w)
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$(0.02)	$(0.01)	$(0.00)(w)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.00	0.51	1.53	0.71	0.06(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.76	1.78	1.75	1.76(c)
Expenses after expense reductions (f)	0.05	0.49	0.77	0.73	0.54(c)
Net investment income (loss)	0.00	0.46	1.52	0.70	0.06(c)
Net assets at end of period (000 omitted)	$6,062	$8,360	$6,437	$6,419	$6,957

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I and Class R6, the period is from the class inception, September 18, 2018, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
See Notes to Financial Statements
19

Notes to Financial Statements
(1) Business and Organization
MFS U.S. Government Cash Reserve Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is
20

Notes to Financial Statements  - continued
subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$265,672,771	$—	$265,672,771
For further information regarding security characteristics, see the Portfolio of Investments.
Repurchase Agreements — The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. At August 31, 2021, the fund had investments in repurchase agreements with a gross value of $56,049,000 in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,
21

Notes to Financial Statements  - continued
the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
During the year ended August 31, 2021, there were no significant adjustments due to differences between book and tax accounting.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/21	Year ended 8/31/20
Ordinary income (including any short-term capital gains)	$—	$1,106,667
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/21
Cost of investments	$265,672,771
Undistributed ordinary income	34,282
Other temporary differences	(3,949)
Total distributable earnings (loss)	$ 30,333
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates
22

Notes to Financial Statements  - continued
are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Class 529B and Class 529C shares will convert to Class 529A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/21	Year ended 8/31/20
Class A	$—	$526,766
Class B	—	46,026
Class C	—	96,350
Class I	—	1,357
Class R1	—	40,645
Class R2	—	160,346
Class R3	—	83,166
Class R4	—	14,581
Class R6	—	431
Class 529A	—	102,419
Class 529B	—	1,227
Class 529C	—	33,353
Total	$—	$1,106,667
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion	0.35%
During the year ended August 31, 2021, MFS voluntarily waived receipt of $948,473 of the fund’s management fee in order to avoid a negative yield. For the year ended August 31, 2021, this amount is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2021, this management fee reduction amounted to $35,175, which is included in the reduction of total expenses in the Statement of Operations. For the year ended August 31, 2021, these waivers had the effect of reducing the management fee by 0.33% of average daily net assets on an annualized basis. The management fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.07% of the fund’s average daily net assets.
In order to avoid a negative yield for the year ended August 31, 2021, MFS voluntarily agreed to reduce certain other expenses in the amount of $178,930, which is included in the reduction of total expenses in the Statement of Operations.
23

Notes to Financial Statements  - continued
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.37%	0.50%	0.50%	0.50%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2022. For the year ended August 31, 2021, this reduction amounted to $639,776, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.00%	$ 373,094
Class B	0.75%	0.25%	1.00%	0.00%	87,703
Class C	0.75%	0.25%	1.00%	0.00%	273,275
Class R1	0.75%	0.25%	1.00%	0.00%	93,840
Class R2	0.25%	0.25%	0.50%	0.00%	151,442
Class R3	—	0.25%	0.25%	0.00%	53,567
Class 529A	—	0.25%	0.25%	0.00%	74,026
Class 529B	0.75%	0.25%	1.00%	0.00%	2,309
Class 529C	0.75%	0.25%	1.00%	0.00%	71,400
Total Distribution and Service Fees					$1,180,656
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2021 based on each class's average daily net assets. MFD has agreed in writing to waive any distribution and/or service fees for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2022. These reductions, for the year ended August 31,2021, for
24

Notes to Financial Statements  - continued
Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C amounted to $373,094, $87,703, $273,275, $93,840, $151,442, $53,567, $74,026, $2,309, and $71,400, respectively, and are included in the reduction of total expenses in the Statement of Operations
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2021, were as follows:
Amount
Class A	$4,831
Class B	15,958
Class C	8,405
Class 529B	30
Class 529C	758
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. During the year ended August 31, 2021, MFS voluntarily agreed to reduce the fund’s program manager fees in the amount of $18,491 in order to avoid a negative yield for Class 529A, Class 529B, and Class 529C shares. For the year ended August 31, 2021, this amount is included in the reduction of total expenses in the Statements of Operations. This voluntary reduction had the effect of reducing the program manager fee by 0.05% of average daily net assets attributable to each of the Class 529A, Class 529B, and 529C shares on an annualized basis. The program manager fee incurred for the year ended August 31, 2021, was equivalent to an annual effective rate of 0.00% of average daily net assets attributable to each of the Class 529A, Class 529B, and 529C shares.The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2021, were as follows:
	Fee	Waiver
Class 529A	$14,805	$14,805
Class 529B	116	116
Class 529C	3,570	3,570
Total Program Manager Fees and Waivers	$18,491	$18,491
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2021, the fee was $169,824, which equated to 0.0569% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing
25

Notes to Financial Statements  - continued
costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $279,769.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.0164% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $208 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2021. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,949 at August 31, 2021, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other - On June 18, 2021, MFS redeemed 51,033 shares of Class I for an aggregate amount of $51,033.
At August 31, 2021, MFS held 100% of the outstanding shares of Class R4.
26

Notes to Financial Statements  - continued
(4) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:
	Year ended 8/31/21	Year ended 8/31/20
Shares sold
Class A	97,787,393	122,940,202
Class B	4,831,542	8,381,554
Class C	19,196,047	41,843,235
Class I	8,377,442	11,753,483
Class R1	6,051,818	4,897,312
Class R2	9,662,586	22,199,048
Class R3	11,062,318	17,768,905
Class R4	6,597	39,778
Class R6	436	64,875
Class 529A	13,853,558	20,385,658
Class 529B	124,416	141,050
Class 529C	3,513,764	6,623,904
	174,467,917	257,039,004
Shares issued to shareholders in reinvestment of distributions
Class A	—	511,320
Class B	—	43,246
Class C	—	92,098
Class I	—	1,248
Class R1	—	40,600
Class R2	—	160,346
Class R3	—	83,166
Class R4	—	14,581
Class R6	—	431
Class 529A	—	101,802
Class 529B	—	1,207
Class 529C	—	33,129
	—	1,083,174
27

Notes to Financial Statements  - continued
	Year ended 8/31/21	Year ended 8/31/20
Shares reacquired
Class A	(109,743,581)	(82,537,454)
Class B	(7,568,950)	(7,876,811)
Class C	(29,965,240)	(26,859,099)
Class I	(5,352,725)	(2,006,406)
Class R1	(6,499,432)	(3,341,014)
Class R2	(16,912,492)	(20,364,536)
Class R3	(14,334,675)	(9,786,066)
Class R4	(39,756)	(22,746)
Class R6	(549)	(7,061)
Class 529A	(14,630,123)	(10,851,883)
Class 529B	(125,318)	(206,442)
Class 529C	(5,813,050)	(4,735,617)
	(210,985,891)	(168,595,135)
Net change
Class A	(11,956,188)	40,914,068
Class B	(2,737,408)	547,989
Class C	(10,769,193)	15,076,234
Class I	3,024,717	9,748,325
Class R1	(447,614)	1,596,898
Class R2	(7,249,906)	1,994,858
Class R3	(3,272,357)	8,066,005
Class R4	(33,159)	31,613
Class R6	(113)	58,245
Class 529A	(776,565)	9,635,577
Class 529B	(902)	(64,185)
Class 529C	(2,299,286)	1,921,416
	(36,517,974)	89,527,043
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
Effective at the close of business on May 29, 2020, purchases of the fund are closed to new and existing investors subject to certain exceptions. Please see the fund's prospectus for details.
(5) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to
28

Notes to Financial Statements  - continued
the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2021, the fund’s commitment fee and interest expense were $1,394 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(6) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS U.S. Government Cash Reserve Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Cash Reserve Fund (the “Fund”), including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
30

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 15, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
31

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A
32

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
33

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
34

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
35

Board Review of Investment Advisory Agreement
MFS U.S. Government Cash Reserve Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
36

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over the one-year period ended December 31, 2020. The total return performance of the Fund’s Class I shares was in the 5th quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund began offering Class I shares on September 18, 2018; therefore, no performance data for Class I shares for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the one-, three- and five-year periods, and MFS’ voluntary waiver of all or a portion of its fees to ensure that the Fund avoided a negative yield during certain periods. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by
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Board Review of Investment Advisory Agreement - continued
Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
38

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
39

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Portfolio Holdings Information
The fund files monthly portfolio information with the SEC on Form N-MFP. The fund’s Form N-MFP reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can also access the fund’s portfolio holdings as of each month end and the fund’s Form N-MFP reports at  mfs.com/openendfunds after choosing “Click here for access to Money Market fund reports”.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
40

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
41

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
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Definitions
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• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
42

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Annual Report
August 31, 2021
MFS®  Value Fund
EIF-ANN

MFS® Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has signaled it will likely taper its bond buying program before the end of 2021, which has helped push up Treasury yields, and steepened the yield curve. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation, though policymakers and investors think most of the price hikes will prove transitory.
Since midyear, the spread of the Delta variant of the coronavirus has slowed economic growth while markets have focused on a regulatory crackdown in China, which, when coupled with stress in that country's property development sector, has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
October 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
JPMorgan Chase & Co.	4.3%
Johnson & Johnson	3.5%
Comcast Corp., “A”	3.2%
Accenture PLC, “A”	2.8%
Aon PLC	2.6%
Honeywell International, Inc.	2.6%
Medtronic PLC	2.6%
Texas Instruments, Inc.	2.5%
Chubb Ltd.	2.1%
Marsh & McLennan Cos., Inc.	2.1%
GICS equity sectors (g)
Financials	28.2%
Health Care	18.5%
Industrials	18.1%
Information Technology	9.4%
Consumer Staples	6.8%
Utilities	6.3%
Materials	3.9%
Communication Services	3.2%
Energy	2.1%
Consumer Discretionary	1.8%
Real Estate	0.4%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended August 31, 2021, Class A shares of the MFS Value Fund (fund) provided a total return of 32.85%, at net asset value. This compares with a return of 36.44% for the fund’s benchmark, the Russell 1000® Value Index.
Market Environment
The global economy continued to recover from the most unusual recession in memory as financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the coronavirus pandemic. In developed markets, COVID-19 vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved, which could result in the emergence of additional variants. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model, although the Fed has indicated it may scale back the pace of asset purchases before the end of this year. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Global sovereign bond yields initially rose in response to these factors before yields moderated in the second half of the period as the spread of the Delta variant of the coronavirus dented economic activity. The vaccine breakthroughs announced in November 2020 saw market leadership shift from a handful of mega-cap technology companies to a broader array of small-cap and value stocks, although growth stocks have performed strongly in recent months. Signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and heavy retail participation in the market for short-dated equity options.
Detractors from Performance
A majority of the fund's underperformance occurred during the high beta, low quality, cyclical rally following the approval of COVID-19 vaccines in the US. Nearly all of the fund's held securities that were detractors from relative performance generally underperformed due to their more stable, defensive nature, rather than being caused by company-specific dynamics.
3

Management Review - continued
Stock selection in the industrials sector detracted from performance relative to the Russell 1000® Value Index, led by the fund's overweight positions in global security company Northrop Grumman and defense contractor Lockheed Martin. The stock price of Northrop Grumman appreciated during the period but lagged the fund's benchmark. Although the company reported solid financial results, investors appeared to have continued to express caution with defense stocks, on the back of uncertainties surrounding general election outcomes and its impact on future defense budgets.
An overweight position, and to a lesser extent, stock selection in the health care sector also held back relative results. Within this sector, the fund's overweight positions in pharmaceutical company Merck and diversified medical products maker Johnson & Johnson weakened relative returns. The stock price of Merck traded lower after management announced disappointing financial results, the discontinuation of its COVID-19 vaccine development and the departure of its current CEO. Additionally, concerns surrounding a potential drug price reform in the US appeared to have weighed on shares of many pharmaceutical companies, including Merck.
Stocks in other sectors that held back relative returns included the fund’s positions in global food company Nestle(b) (Switzerland) and household products manufacturer Reckitt Benckiser(b) (United Kingdom). The share price of Nestle suffered during the first half of the reporting period, owing to very weak sales in its food service channels to restaurants and airports. Additionally, many consumer staples stocks, including Nestle, underperformed as investors appeared to favor cyclical and deep value-oriented stocks. The fund's overweight position in global banking and payment technologies provider Fidelity National Information Services, and not owning shares of technology company Alphabet and financial services firm Bank of America, further hindered relative results.
The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose significantly, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Contributors to Performance
The combination of an underweight position and stock selection in the communication services sector contributed to the fund's relative performance. Within this sector, not owning shares of telecommunication services provider AT&T, and an underweight position in telecommunications services provider Verizon Communications(h), supported relative returns. The share price of AT&T weakened on the back of mixed financial results, with lower earnings from its WarnerMedia segment, largely driven by significantly higher-than-expected costs for sports programming, and a weakness in its Business Wireline segment, where the company continued to see margin deterioration led by declines in its legacy copper-based revenue streams.
An overweight position in the financials sector also benefited the fund's relative performance, led by its overweight positions in global financial services firms JPMorgan Chase and Goldman Sachs Group. Shares of banking services providers generally appreciated during the reporting period as interest rates rose and investors appeared to have looked ahead to a return to economic growth and rising inflation expectations. The stock price of JPMorgan Chase also benefited from stronger-than-anticipated
4

Management Review - continued
revenue growth, due in part to higher capital markets gains and lower loan loss provisions. Additionally, the US presidential election outcome and an announcement from the US Federal Reserve that banks could resume share buybacks and dividends further supported the stock.
Stocks in other sectors that strengthened relative returns included the fund’s overweight positions in building controls and systems supplier Johnson Controls International, diversified industrial manufacturer Eaton and consumer credit reporting agency Equifax. The share price of Johnson Controls International benefited from companies replacing and upgrading their heating, ventilation, and air conditioning (HVAC) systems as a result of the pandemic, which in turn led to stronger financial results. Additionally, not owning shares of retail giant Walmart and household products maker Procter & Gamble, and an overweight position in semiconductor solutions provider NXP Semiconductors (Netherlands), further boosted the fund's relative performance.
Respectfully,
Portfolio Manager(s)
Katherine Cannan and Nevin Chitkara
Note to Shareholders: Effective December 31, 2020, Steven Gorham is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 8/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 8/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/96	32.85%	11.98%	13.24%
B	11/04/97	31.87%	11.15%	12.39%
C	11/05/97	31.86%	11.15%	12.39%
I	1/02/97	33.20%	12.27%	13.52%
R1	4/01/05	31.88%	11.14%	12.39%
R2	10/31/03	32.53%	11.70%	12.95%
R3	4/01/05	32.85%	11.98%	13.23%
R4	4/01/05	33.20%	12.27%	13.52%
R6	5/01/06	33.33%	12.38%	13.63%
529A	7/31/02	32.83%	11.96%	13.22%
529B	7/31/02	32.82%	11.69%	12.69%
529C	7/31/02	31.82%	11.09%	12.34%
Comparative benchmark(s)

Russell 1000® Value Index (f)	36.44%	11.68%	13.03%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	25.21%	10.66%	12.57%
B With CDSC (Declining over six years from 4% to 0%) (v)	27.87%	10.89%	12.39%
C With CDSC (1% for 12 months) (v)	30.86%	11.15%	12.39%
529A With Initial Sales Charge (5.75%)	25.20%	10.64%	12.55%
529B With CDSC (Declining over six years from 4% to 0%) (v)	28.82%	11.44%	12.69%
529C With CDSC (1% for 12 months) (v)	30.82%	11.09%	12.34%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
7

Performance Summary  - continued
Benchmark Definition(s)
Russell 1000® Value Index(h) - constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2021 through August 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/21	Ending Account Value 8/31/21	Expenses Paid During Period (p) 3/01/21-8/31/21
A	Actual	0.78%	$1,000.00	$1,179.71	$4.29
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
B	Actual	1.53%	$1,000.00	$1,175.53	$8.39
	Hypothetical (h)	1.53%	$1,000.00	$1,017.49	$7.78
C	Actual	1.53%	$1,000.00	$1,175.39	$8.39
	Hypothetical (h)	1.53%	$1,000.00	$1,017.49	$7.78
I	Actual	0.53%	$1,000.00	$1,181.39	$2.91
	Hypothetical (h)	0.53%	$1,000.00	$1,022.53	$2.70
R1	Actual	1.53%	$1,000.00	$1,175.43	$8.39
	Hypothetical (h)	1.53%	$1,000.00	$1,017.49	$7.78
R2	Actual	1.03%	$1,000.00	$1,178.43	$5.66
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
R3	Actual	0.78%	$1,000.00	$1,179.88	$4.29
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
R4	Actual	0.53%	$1,000.00	$1,181.39	$2.91
	Hypothetical (h)	0.53%	$1,000.00	$1,022.53	$2.70
R6	Actual	0.43%	$1,000.00	$1,181.83	$2.36
	Hypothetical (h)	0.43%	$1,000.00	$1,023.04	$2.19
529A	Actual	0.80%	$1,000.00	$1,179.74	$4.40
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
529B	Actual	0.82%	$1,000.00	$1,179.62	$4.50
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
529C	Actual	1.58%	$1,000.00	$1,175.29	$8.66
	Hypothetical (h)	1.58%	$1,000.00	$1,017.24	$8.03
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
For the period from March 1, 2021 through August 31, 2021, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.57%, $8.63, and $7.98 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the
10

Expense Table - continued
expense ratio above by 0.03%. See Note 3 in the Notes to Financial Statements for additional information.
11

Portfolio of Investments
8/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.7%
Aerospace & Defense – 6.2%
Honeywell International, Inc.	7,265,036	$ 1,684,834,499
Lockheed Martin Corp.	1,476,886	531,383,583
Northrop Grumman Corp.	3,664,659	1,347,495,114
Raytheon Technologies Corp.	5,895,821	499,729,788
		$4,063,442,984
Alcoholic Beverages – 1.4%
Diageo PLC	19,540,269	$ 938,661,059
Brokerage & Asset Managers – 3.7%
BlackRock, Inc.	1,098,700	$ 1,036,392,723
NASDAQ, Inc.	5,846,579	1,144,643,236
T. Rowe Price Group, Inc.	1,188,786	266,133,522
		$2,447,169,481
Business Services – 5.9%
Accenture PLC, “A”	5,528,524	$ 1,860,680,038
Equifax, Inc.	3,130,997	852,445,243
Fidelity National Information Services, Inc.	5,037,259	643,610,582
Fiserv, Inc. (a)	4,338,772	511,063,954
		$3,867,799,817
Cable TV – 3.2%
Comcast Corp., “A”	34,887,602	$ 2,116,979,689
Chemicals – 1.7%
PPG Industries, Inc.	6,793,344	$ 1,083,878,035
Construction – 3.4%
Masco Corp.	8,036,738	$ 487,990,731
Otis Worldwide Corp.	2,521,203	232,505,341
Sherwin-Williams Co.	2,695,941	818,676,403
Stanley Black & Decker, Inc.	3,642,743	704,032,940
		$2,243,205,415
Consumer Products – 2.2%
Colgate-Palmolive Co.	5,689,044	$ 443,460,980
International Flavors & Fragrances, Inc.	979,034	148,323,651
Kimberly-Clark Corp.	3,990,315	549,905,310
Reckitt Benckiser Group PLC	3,928,162	299,141,122
		$1,440,831,063
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 1.5%
Johnson Controls International PLC	13,021,923	$ 974,039,840
Electronics – 4.8%
Analog Devices, Inc.	2,853,783	$ 465,023,940
Intel Corp.	9,069,539	490,299,279
NXP Semiconductors N.V.	2,670,486	574,501,653
Texas Instruments, Inc.	8,523,009	1,627,127,648
		$3,156,952,520
Energy - Independent – 1.6%
ConocoPhillips	8,632,007	$ 479,335,349
EOG Resources, Inc.	4,533,428	306,097,058
Pioneer Natural Resources Co.	1,913,752	286,431,262
		$1,071,863,669
Energy - Integrated – 0.5%
Chevron Corp.	3,244,061	$ 313,927,783
Food & Beverages – 2.9%
Archer Daniels Midland Co.	3,681,787	$ 220,907,220
J.M. Smucker Co.	1,259,154	155,719,575
Nestle S.A.	8,228,697	1,040,010,255
PepsiCo, Inc.	3,183,502	497,867,878
		$1,914,504,928
Gaming & Lodging – 0.3%
Marriott International, Inc., “A” (a)	1,557,666	$ 210,502,983
Health Maintenance Organizations – 1.9%
Cigna Corp.	5,725,900	$ 1,211,886,735
Insurance – 9.7%
Aon PLC	5,938,266	$ 1,703,450,985
Chubb Ltd.	7,556,110	1,389,719,751
Marsh & McLennan Cos., Inc.	8,693,257	1,366,580,001
Progressive Corp.	11,226,089	1,081,521,414
Travelers Cos., Inc.	5,198,093	830,187,433
		$6,371,459,584
Machinery & Tools – 4.9%
Eaton Corp. PLC	6,725,410	$ 1,132,290,028
Illinois Tool Works, Inc.	4,694,200	1,093,091,412
PACCAR, Inc.	1,832,031	149,988,378
Trane Technologies PLC	4,124,986	818,809,721
		$3,194,179,539
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – 8.7%
Goldman Sachs Group, Inc.	2,087,946	$ 863,386,550
JPMorgan Chase & Co.	17,774,539	2,843,037,513
Morgan Stanley	11,499,922	1,200,936,855
PNC Financial Services Group, Inc.	4,266,928	815,409,941
		$5,722,770,859
Medical & Health Technology & Services – 0.9%
McKesson Corp.	2,897,922	$ 591,581,797
Medical Equipment – 8.9%
Abbott Laboratories	8,514,872	$ 1,076,024,375
Boston Scientific Corp. (a)	14,370,458	648,826,179
Danaher Corp.	3,552,378	1,151,538,852
Medtronic PLC	12,559,225	1,676,405,353
Thermo Fisher Scientific, Inc.	2,239,406	1,242,758,360
		$5,795,553,119
Other Banks & Diversified Financials – 6.0%
American Express Co.	6,176,466	$ 1,025,046,297
Citigroup, Inc.	17,976,275	1,292,673,935
Moody's Corp.	854,501	325,368,346
Truist Financial Corp.	8,736,766	498,519,868
U.S. Bancorp	13,616,984	781,478,712
		$3,923,087,158
Pharmaceuticals – 6.9%
Johnson & Johnson	13,342,936	$ 2,310,062,510
Merck & Co., Inc.	10,295,954	785,478,331
Organon & Co.	1,029,595	34,892,974
Pfizer, Inc.	24,340,052	1,121,346,195
Roche Holding AG	564,650	226,754,068
		$4,478,534,078
Railroad & Shipping – 2.1%
Canadian National Railway Co.	3,224,776	$ 379,330,401
Union Pacific Corp.	4,548,674	986,334,470
		$1,365,664,871
Real Estate – 0.4%
Public Storage, Inc., REIT	833,539	$ 269,741,556
Specialty Chemicals – 0.7%
DuPont de Nemours, Inc.	6,468,192	$ 478,775,572
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – 1.5%
Lowe's Cos., Inc.	4,709,127	$ 960,143,904
Tobacco – 0.5%
Philip Morris International, Inc.	3,164,047	$ 325,896,841
Utilities - Electric Power – 6.3%
American Electric Power Co., Inc.	5,182,839	$ 464,226,889
Dominion Energy, Inc.	11,788,794	917,639,725
Duke Energy Corp.	13,054,233	1,366,256,026
Southern Co.	16,156,464	1,061,964,379
Xcel Energy, Inc.	4,544,843	312,457,956
		$4,122,544,975
Total Common Stocks (Identified Cost, $32,000,530,063)		$64,655,579,854
Investment Companies (h) – 1.0%
Money Market Funds – 1.0%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $658,689,844)	658,689,844	$ 658,689,844

Other Assets, Less Liabilities – 0.3%		178,168,072
Net Assets – 100.0%		$65,492,437,770

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $658,689,844 and $64,655,579,854, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 8/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $32,000,530,063)	$64,655,579,854
Investments in affiliated issuers, at value (identified cost, $658,689,844)	658,689,844
Cash	410
Receivables for
Investments sold	55,286,117
Fund shares sold	66,240,355
Dividends	154,511,142
Other assets	30,535
Total assets	$65,590,338,257
Liabilities
Payables for
Investments purchased	$33,252,829
Fund shares reacquired	53,056,864
Payable to affiliates
Investment adviser	1,480,934
Administrative services fee	3,089
Shareholder servicing costs	8,180,380
Distribution and service fees	206,706
Program manager fees	122
Payable for independent Trustees' compensation	99
Accrued expenses and other liabilities	1,719,464
Total liabilities	$97,900,487
Net assets	$65,492,437,770
Net assets consist of
Paid-in capital	$31,768,902,445
Total distributable earnings (loss)	33,723,535,325
Net assets	$65,492,437,770
Shares of beneficial interest outstanding	1,219,067,495
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$8,523,158,255	159,000,669	$53.60
Class B	52,832,798	989,772	53.38
Class C	686,441,657	12,965,592	52.94
Class I	27,444,958,508	508,795,204	53.94
Class R1	20,580,226	392,194	52.47
Class R2	409,939,234	7,732,989	53.01
Class R3	2,774,354,844	51,978,942	53.37
Class R4	2,625,507,916	48,974,765	53.61
Class R6	22,910,206,924	427,398,789	53.60
Class 529A	39,753,881	748,520	53.11
Class 529B	479,037	9,117	52.54
Class 529C	4,224,490	80,942	52.19

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $56.87 [100 / 94.25 x $53.60] and $56.35 [100 / 94.25 x $53.11], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 8/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$1,170,317,779
Other	666,834
Income on securities loaned	567,125
Dividends from affiliated issuers	394,185
Foreign taxes withheld	(6,907,328)
Total investment income	$1,165,038,595
Expenses
Management fee	$250,560,140
Distribution and service fees	33,905,799
Shareholder servicing costs	40,679,211
Program manager fees	19,184
Administrative services fee	552,301
Independent Trustees' compensation	124,254
Custodian fee	675,122
Shareholder communications	1,723,534
Audit and tax fees	444,251
Legal fees	342,345
Miscellaneous	1,405,783
Total expenses	$330,431,924
Reduction of expenses by investment adviser and distributor	(6,803,127)
Net expenses	$323,628,797
Net investment income (loss)	$841,409,798
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,155,276,935
Foreign currency	(558,770)
Net realized gain (loss)	$1,154,718,165
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$14,298,994,607
Translation of assets and liabilities in foreign currencies	(668,862)
Net unrealized gain (loss)	$14,298,325,745
Net realized and unrealized gain (loss)	$15,453,043,910
Change in net assets from operations	$16,294,453,708
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/21	8/31/20
Change in net assets
From operations
Net investment income (loss)	$841,409,798	$844,373,433
Net realized gain (loss)	1,154,718,165	690,082,416
Net unrealized gain (loss)	14,298,325,745	102,621,554
Change in net assets from operations	$16,294,453,708	$1,637,077,403
Total distributions to shareholders	$(1,398,636,931)	$(1,492,986,929)
Change in net assets from fund share transactions	$1,471,547,469	$1,196,891,687
Total change in net assets	$16,367,364,246	$1,340,982,161
Net assets
At beginning of period	49,125,073,524	47,784,091,363
At end of period	$65,492,437,770	$49,125,073,524
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$41.31	$41.31	$40.82	$39.00	$35.93
Income (loss) from investment operations
Net investment income (loss) (d)	$0.59	$0.63	$0.79	$0.59	$0.66(c)
Net realized and unrealized gain (loss)	12.77	0.57	1.03	3.04	3.65
Total from investment operations	$13.36	$1.20	$1.82	$3.63	$4.31
Less distributions declared to shareholders
From net investment income	$(0.60)	$(0.65)	$(0.79)	$(0.60)	$(0.62)
From net realized gain	(0.47)	(0.55)	(0.54)	(1.21)	(0.62)
Total distributions declared to shareholders	$(1.07)	$(1.20)	$(1.33)	$(1.81)	$(1.24)
Net asset value, end of period (x)	$53.60	$41.31	$41.31	$40.82	$39.00
Total return (%) (r)(s)(t)(x)	32.85	2.93	4.85	9.42	12.24(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.83	0.83	0.82	0.86(c)
Expenses after expense reductions (f)	0.79	0.82	0.82	0.81	0.84(c)
Net investment income (loss)	1.25	1.56	2.00	1.46	1.77(c)
Portfolio turnover	8	16	11	11	14
Net assets at end of period (000 omitted)	$8,523,158	$6,460,837	$6,520,132	$6,736,296	$6,344,965
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$41.12	$41.09	$40.59	$38.76	$35.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.32	$0.49	$0.28	$0.37(c)
Net realized and unrealized gain (loss)	12.74	0.58	1.03	3.04	3.64
Total from investment operations	$12.97	$0.90	$1.52	$3.32	$4.01
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.32)	$(0.48)	$(0.28)	$(0.35)
From net realized gain	(0.47)	(0.55)	(0.54)	(1.21)	(0.62)
Total distributions declared to shareholders	$(0.71)	$(0.87)	$(1.02)	$(1.49)	$(0.97)
Net asset value, end of period (x)	$53.38	$41.12	$41.09	$40.59	$38.76
Total return (%) (r)(s)(t)(x)	31.87	2.15	4.08	8.62	11.40(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.58	1.58	1.57	1.61(c)
Expenses after expense reductions (f)	1.54	1.56	1.57	1.56	1.59(c)
Net investment income (loss)	0.50	0.79	1.24	0.71	0.99(c)
Portfolio turnover	8	16	11	11	14
Net assets at end of period (000 omitted)	$52,833	$55,897	$84,737	$111,494	$137,361

Class C	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$40.80	$40.80	$40.31	$38.52	$35.50
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.32	$0.49	$0.28	$0.37(c)
Net realized and unrealized gain (loss)	12.63	0.56	1.03	3.01	3.62
Total from investment operations	$12.86	$0.88	$1.52	$3.29	$3.99
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.33)	$(0.49)	$(0.29)	$(0.35)
From net realized gain	(0.47)	(0.55)	(0.54)	(1.21)	(0.62)
Total distributions declared to shareholders	$(0.72)	$(0.88)	$(1.03)	$(1.50)	$(0.97)
Net asset value, end of period (x)	$52.94	$40.80	$40.80	$40.31	$38.52
Total return (%) (r)(s)(t)(x)	31.86	2.14	4.10	8.58	11.43(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.58	1.58	1.57	1.61(c)
Expenses after expense reductions (f)	1.54	1.57	1.57	1.56	1.59(c)
Net investment income (loss)	0.50	0.80	1.24	0.71	0.99(c)
Portfolio turnover	8	16	11	11	14
Net assets at end of period (000 omitted)	$686,442	$650,697	$881,020	$1,050,477	$1,389,685
See Notes to Financial Statements
21

Financial Highlights – continued
Class I	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$41.56	$41.56	$41.06	$39.22	$36.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.71	$0.74	$0.90	$0.70	$0.74(c)
Net realized and unrealized gain (loss)	12.85	0.56	1.02	3.05	3.70
Total from investment operations	$13.56	$1.30	$1.92	$3.75	$4.44
Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.75)	$(0.88)	$(0.70)	$(0.73)
From net realized gain	(0.47)	(0.55)	(0.54)	(1.21)	(0.62)
Total distributions declared to shareholders	$(1.18)	$(1.30)	$(1.42)	$(1.91)	$(1.35)
Net asset value, end of period (x)	$53.94	$41.56	$41.56	$41.06	$39.22
Total return (%) (r)(s)(t)(x)	33.20	3.18	5.11	9.69	12.54(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.58	0.58	0.57	0.61(c)
Expenses after expense reductions (f)	0.54	0.57	0.57	0.57	0.59(c)
Net investment income (loss)	1.50	1.81	2.25	1.72	1.98(c)
Portfolio turnover	8	16	11	11	14
Net assets at end of period (000 omitted)	$27,444,959	$21,027,882	$20,076,773	$20,727,676	$19,624,016
See Notes to Financial Statements
22

Financial Highlights – continued
Class R1	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$40.45	$40.47	$40.01	$38.25	$35.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.32	$0.48	$0.28	$0.36(c)
Net realized and unrealized gain (loss)	12.52	0.55	1.02	2.99	3.60
Total from investment operations	$12.75	$0.87	$1.50	$3.27	$3.96
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.34)	$(0.50)	$(0.30)	$(0.36)
From net realized gain	(0.47)	(0.55)	(0.54)	(1.21)	(0.62)
Total distributions declared to shareholders	$(0.73)	$(0.89)	$(1.04)	$(1.51)	$(0.98)
Net asset value, end of period (x)	$52.47	$40.45	$40.47	$40.01	$38.25
Total return (%) (r)(s)(t)(x)	31.88	2.13	4.08	8.61	11.40(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.58	1.58	1.57	1.61(c)
Expenses after expense reductions (f)	1.54	1.57	1.57	1.56	1.59(c)
Net investment income (loss)	0.50	0.80	1.24	0.72	0.99(c)
Portfolio turnover	8	16	11	11	14
Net assets at end of period (000 omitted)	$20,580	$18,914	$21,820	$24,791	$26,663

Class R2	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$40.86	$40.87	$40.39	$38.60	$35.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	$0.52	$0.68	$0.48	$0.55(c)
Net realized and unrealized gain (loss)	12.64	0.56	1.03	3.02	3.62
Total from investment operations	$13.10	$1.08	$1.71	$3.50	$4.17
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.54)	$(0.69)	$(0.50)	$(0.54)
From net realized gain	(0.47)	(0.55)	(0.54)	(1.21)	(0.62)
Total distributions declared to shareholders	$(0.95)	$(1.09)	$(1.23)	$(1.71)	$(1.16)
Net asset value, end of period (x)	$53.01	$40.86	$40.87	$40.39	$38.60
Total return (%) (r)(s)(t)(x)	32.53	2.66	4.60	9.15	11.95(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.08	1.08	1.07	1.11(c)
Expenses after expense reductions (f)	1.04	1.07	1.07	1.07	1.09(c)
Net investment income (loss)	1.00	1.30	1.73	1.21	1.49(c)
Portfolio turnover	8	16	11	11	14
Net assets at end of period (000 omitted)	$409,939	$359,598	$437,221	$550,200	$614,044
See Notes to Financial Statements
23

Financial Highlights – continued
Class R3	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$41.14	$41.15	$40.66	$38.85	$35.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.59	$0.63	$0.79	$0.59	$0.65(c)
Net realized and unrealized gain (loss)	12.71	0.56	1.03	3.03	3.64
Total from investment operations	$13.30	$1.19	$1.82	$3.62	$4.29
Less distributions declared to shareholders
From net investment income	$(0.60)	$(0.65)	$(0.79)	$(0.60)	$(0.63)
From net realized gain	(0.47)	(0.55)	(0.54)	(1.21)	(0.62)
Total distributions declared to shareholders	$(1.07)	$(1.20)	$(1.33)	$(1.81)	$(1.25)
Net asset value, end of period (x)	$53.37	$41.14	$41.15	$40.66	$38.85
Total return (%) (r)(s)(t)(x)	32.85	2.92	4.87	9.43	12.23(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.83	0.83	0.82	0.86(c)
Expenses after expense reductions (f)	0.79	0.82	0.82	0.82	0.84(c)
Net investment income (loss)	1.25	1.56	1.99	1.47	1.74(c)
Portfolio turnover	8	16	11	11	14
Net assets at end of period (000 omitted)	$2,774,355	$2,036,093	$2,096,743	$2,259,562	$2,030,023
See Notes to Financial Statements
24

Financial Highlights – continued
Class R4	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$41.31	$41.32	$40.82	$39.00	$35.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.70	$0.73	$0.89	$0.69	$0.74(c)
Net realized and unrealized gain (loss)	12.78	0.56	1.03	3.04	3.67
Total from investment operations	$13.48	$1.29	$1.92	$3.73	$4.41
Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.75)	$(0.88)	$(0.70)	$(0.73)
From net realized gain	(0.47)	(0.55)	(0.54)	(1.21)	(0.62)
Total distributions declared to shareholders	$(1.18)	$(1.30)	$(1.42)	$(1.91)	$(1.35)
Net asset value, end of period (x)	$53.61	$41.31	$41.32	$40.82	$39.00
Total return (%) (r)(s)(t)(x)	33.20	3.17	5.14	9.70	12.52(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.58	0.58	0.57	0.61(c)
Expenses after expense reductions (f)	0.54	0.57	0.57	0.57	0.59(c)
Net investment income (loss)	1.50	1.80	2.24	1.72	1.99(c)
Portfolio turnover	8	16	11	11	14
Net assets at end of period (000 omitted)	$2,625,508	$2,323,830	$2,916,674	$3,201,331	$3,060,883
See Notes to Financial Statements
25

Financial Highlights – continued
Class R6	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$41.31	$41.32	$40.83	$39.01	$35.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.76	$0.78	$0.93	$0.73	$0.76(c)
Net realized and unrealized gain (loss)	12.76	0.55	1.02	3.04	3.69
Total from investment operations	$13.52	$1.33	$1.95	$3.77	$4.45
Less distributions declared to shareholders
From net investment income	$(0.76)	$(0.79)	$(0.92)	$(0.74)	$(0.76)
From net realized gain	(0.47)	(0.55)	(0.54)	(1.21)	(0.62)
Total distributions declared to shareholders	$(1.23)	$(1.34)	$(1.46)	$(1.95)	$(1.38)
Net asset value, end of period (x)	$53.60	$41.31	$41.32	$40.83	$39.01
Total return (%) (r)(s)(t)(x)	33.33	3.29	5.22	9.81	12.66(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.45	0.47	0.48	0.47	0.51(c)
Expenses after expense reductions (f)	0.44	0.46	0.47	0.47	0.49(c)
Net investment income (loss)	1.60	1.92	2.35	1.83	2.04(c)
Portfolio turnover	8	16	11	11	14
Net assets at end of period (000 omitted)	$22,910,207	$16,158,507	$14,716,194	$13,941,823	$10,957,734
See Notes to Financial Statements
26

Financial Highlights – continued
Class 529A	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$40.94	$40.96	$40.48	$38.69	$35.67
Income (loss) from investment operations
Net investment income (loss) (d)	$0.57	$0.62	$0.78	$0.58	$0.63(c)
Net realized and unrealized gain (loss)	12.66	0.55	1.02	3.02	3.64
Total from investment operations	$13.23	$1.17	$1.80	$3.60	$4.27
Less distributions declared to shareholders
From net investment income	$(0.59)	$(0.64)	$(0.78)	$(0.60)	$(0.63)
From net realized gain	(0.47)	(0.55)	(0.54)	(1.21)	(0.62)
Total distributions declared to shareholders	$(1.06)	$(1.19)	$(1.32)	$(1.81)	$(1.25)
Net asset value, end of period (x)	$53.11	$40.94	$40.96	$40.48	$38.69
Total return (%) (r)(s)(t)(x)	32.83	2.89	4.85	9.40	12.21(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.88	0.88	0.89	0.96(c)
Expenses after expense reductions (f)	0.81	0.84	0.84	0.83	0.85(c)
Net investment income (loss)	1.22	1.54	1.98	1.45	1.71(c)
Portfolio turnover	8	16	11	11	14
Net assets at end of period (000 omitted)	$39,754	$28,038	$27,149	$25,416	$22,490

Class 529B	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$40.50	$40.46	$40.05	$38.23	$35.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.55	$0.57	$0.63	$0.43	$0.47(c)
Net realized and unrealized gain (loss)	12.53	0.55	1.00	3.00	3.61
Total from investment operations	$13.08	$1.12	$1.63	$3.43	$4.08
Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.53)	$(0.68)	$(0.40)	$(0.50)
From net realized gain	(0.47)	(0.55)	(0.54)	(1.21)	(0.62)
Total distributions declared to shareholders	$(1.04)	$(1.08)	$(1.22)	$(1.61)	$(1.12)
Net asset value, end of period (x)	$52.54	$40.50	$40.46	$40.05	$38.23
Total return (%) (r)(s)(t)(x)	32.82	2.79	4.46	9.05	11.78(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.95	1.22	1.22	1.34(c)
Expenses after expense reductions (f)	0.84	0.94	1.20	1.19	1.26(c)
Net investment income (loss)	1.20	1.42	1.61	1.10	1.28(c)
Portfolio turnover	8	16	11	11	14
Net assets at end of period (000 omitted)	$479	$474	$680	$835	$908
See Notes to Financial Statements
27

Financial Highlights – continued
Class 529C	Year ended
	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Net asset value, beginning of period	$40.24	$40.26	$39.81	$38.07	$35.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.30	$0.46	$0.26	$0.34(c)
Net realized and unrealized gain (loss)	12.45	0.56	1.01	2.97	3.59
Total from investment operations	$12.66	$0.86	$1.47	$3.23	$3.93
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.33)	$(0.48)	$(0.28)	$(0.35)
From net realized gain	(0.47)	(0.55)	(0.54)	(1.21)	(0.62)
Total distributions declared to shareholders	$(0.71)	$(0.88)	$(1.02)	$(1.49)	$(0.97)
Net asset value, end of period (x)	$52.19	$40.24	$40.26	$39.81	$38.07
Total return (%) (r)(s)(t)(x)	31.82	2.10	4.04	8.54	11.38(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.63	1.63	1.64	1.71(c)
Expenses after expense reductions (f)	1.59	1.62	1.61	1.61	1.63(c)
Net investment income (loss)	0.45	0.76	1.19	0.67	0.93(c)
Portfolio turnover	8	16	11	11	14
Net assets at end of period (000 omitted)	$4,224	$4,308	$4,947	$5,320	$5,924

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
28

Notes to Financial Statements
(1) Business and Organization
MFS Value Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is
29

Notes to Financial Statements  - continued
subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
30

Notes to Financial Statements  - continued
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$64,655,579,854	$—	$—	$64,655,579,854
Mutual Funds	658,689,844	—	—	658,689,844
Total	$65,314,269,698	$—	$—	$65,314,269,698
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only
31

Notes to Financial Statements  - continued
to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net
32

Notes to Financial Statements  - continued
asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and redemptions in-kind.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/21	Year ended 8/31/20
Ordinary income (including any short-term capital gains)	$845,025,639	$856,724,783
Long-term capital gains	553,611,292	636,262,146
Total distributions	$1,398,636,931	$1,492,986,929
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/21
Cost of investments	$32,748,503,325
Gross appreciation	32,684,753,364
Gross depreciation	(118,986,991)
Net unrealized appreciation (depreciation)	$32,565,766,373
Undistributed ordinary income	160,427,763
Undistributed long-term capital gain	995,763,961
Other temporary differences	1,577,228
Total distributable earnings (loss)	$33,723,535,325
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Class 529B and Class 529C
33

Notes to Financial Statements  - continued
shares will convert to Class 529A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/21	Year ended 8/31/20
Class A	$166,686,442	$189,343,734
Class B	854,581	1,608,077
Class C	10,645,760	18,063,688
Class I	599,084,638	633,742,213
Class R1	324,628	439,617
Class R2	7,992,962	10,736,209
Class R3	52,802,673	61,144,148
Class R4	63,308,969	84,606,489
Class R6	496,112,338	492,370,052
Class 529A	740,732	806,572
Class 529B	11,656	16,333
Class 529C	71,552	109,797
Total	$1,398,636,931	$1,492,986,929
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $7.5 billion	0.60%
In excess of $7.5 billion and up to $10 billion	0.53%
In excess of $10 billion and up to $20 billion	0.50%
In excess of $20 billion and up to $25 billion	0.45%
In excess of $25 billion and up to $30 billion	0.42%
In excess of $30 billion and up to $35 billion	0.40%
In excess of $35 billion and up to $40 billion	0.38%
In excess of $40 billion and up to $45 billion	0.36%
In excess of $45 billion and up to $50 billion	0.35%
In excess of $50 billion and up to $60 billion	0.34%
In excess of $60 billion	0.33%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended August 31, 2021, this management fee reduction amounted to $6,789,882, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.43% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,116,334 and $13,718 for the year ended August 31, 2021, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.
34

Notes to Financial Statements  - continued
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 18,650,250
Class B	0.75%	0.25%	1.00%	1.00%	542,518
Class C	0.75%	0.25%	1.00%	1.00%	6,560,020
Class R1	0.75%	0.25%	1.00%	1.00%	200,679
Class R2	0.25%	0.25%	0.50%	0.50%	1,932,548
Class R3	—	0.25%	0.25%	0.25%	5,892,399
Class 529A	—	0.25%	0.25%	0.22%	84,224
Class 529B	0.75%	0.25%	1.00%	0.25%	1,209
Class 529C	0.75%	0.25%	1.00%	1.00%	41,952
Total Distribution and Service Fees					$33,905,799
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2021, this rebate amounted to $2,674, $14, $140, $1,144, $184, $9,042, $6, and $41 for Class A, Class B, Class C, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the year ended August 31, 2021, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six
35

Notes to Financial Statements  - continued
years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2021, were as follows:
Amount
Class A	$66,895
Class B	38,966
Class C	37,589
Class 529B	—
Class 529C	131
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2021, were as follows:
Fee
Class 529A	$16,845
Class 529B	244
Class 529C	2,095
Total Program Manager Fees	$19,184
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2021, the fee was $1,574,242, which equated to 0.0028% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $39,104,969.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2021 was equivalent to an annual effective rate of 0.0010% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay
36

Notes to Financial Statements  - continued
compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $309,928 and $43,488,613, respectively. The sales transactions resulted in net realized gains (losses) of $14,141,401.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2021, this reimbursement amounted to $656,595, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $4,870,671,572 and $4,391,986,145, respectively.
37

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	28,467,122	$1,335,871,741	32,179,921	$1,285,103,620
Class B	18,355	874,259	22,510	897,563
Class C	2,203,360	103,181,176	2,799,389	112,466,888
Class I	119,673,145	5,633,928,091	159,003,585	6,274,452,177
Class R1	79,348	3,645,867	104,875	4,045,352
Class R2	1,472,853	68,231,472	1,481,392	57,589,080
Class R3	13,882,669	660,290,908	11,752,487	470,050,248
Class R4	13,206,607	626,397,953	12,531,598	505,219,277
Class R6	101,272,140	4,774,788,639	101,124,110	4,019,606,531
Class 529A	128,819	6,014,946	114,245	4,545,442
Class 529B	212	8,522	560	23,732
Class 529C	14,032	653,864	21,415	869,914
	280,418,662	$13,213,887,438	321,136,087	$12,734,869,824
Shares issued to shareholders in reinvestment of distributions
Class A	2,948,136	$132,331,922	3,739,811	$154,518,285
Class B	17,937	793,854	35,655	1,507,926
Class C	201,951	8,884,397	322,796	13,469,315
Class I	10,781,776	487,679,647	12,287,552	507,551,608
Class R1	7,450	324,625	10,639	439,617
Class R2	179,495	7,938,727	254,474	10,485,129
Class R3	1,180,319	52,802,507	1,483,875	61,141,312
Class R4	1,378,461	61,719,795	1,995,590	82,542,335
Class R6	10,032,624	451,225,773	10,977,082	449,913,313
Class 529A	16,317	726,941	19,707	806,333
Class 529B	266	11,654	401	16,333
Class 529C	1,614	69,859	2,664	109,768
	26,746,346	$1,204,509,701	31,130,246	$1,282,501,274
38

Notes to Financial Statements  - continued
	Year ended 8/31/21		Year ended 8/31/20
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(28,818,719)	$(1,350,239,633)	(37,330,996)	$(1,477,906,301)
Class B	(405,941)	(18,801,714)	(761,072)	(30,351,253)
Class C	(5,388,848)	(245,619,155)	(8,769,204)	(346,449,467)
Class I	(127,622,763)	(6,059,259,926)	(148,362,399)	(5,916,833,396)
Class R1	(162,150)	(7,593,710)	(187,211)	(7,418,840)
Class R2	(2,720,085)	(127,175,585)	(3,632,966)	(145,985,614)
Class R3	(12,579,306)	(586,782,535)	(14,697,138)	(591,558,514)
Class R4	(21,863,125)	(1,031,400,326)	(28,864,156)	(1,183,319,732)
Class R6	(75,057,631)	(3,514,148,142)	(77,068,491)	(3,114,431,826)
Class 529A	(81,454)	(3,800,524)	(111,934)	(4,441,918)
Class 529B	(3,055)	(143,013)	(6,068)	(244,380)
Class 529C	(41,768)	(1,885,407)	(39,904)	(1,538,170)
	(274,744,845)	$(12,946,849,670)	(319,831,539)	$(12,820,479,411)
Net change
Class A	2,596,539	$117,964,030	(1,411,264)	$(38,284,396)
Class B	(369,649)	(17,133,601)	(702,907)	(27,945,764)
Class C	(2,983,537)	(133,553,582)	(5,647,019)	(220,513,264)
Class I	2,832,158	62,347,812	22,928,738	865,170,389
Class R1	(75,352)	(3,623,218)	(71,697)	(2,933,871)
Class R2	(1,067,737)	(51,005,386)	(1,897,100)	(77,911,405)
Class R3	2,483,682	126,310,880	(1,460,776)	(60,366,954)
Class R4	(7,278,057)	(343,282,578)	(14,336,968)	(595,558,120)
Class R6	36,247,133	1,711,866,270	35,032,701	1,355,088,018
Class 529A	63,682	2,941,363	22,018	909,857
Class 529B	(2,577)	(122,837)	(5,107)	(204,315)
Class 529C	(26,122)	(1,161,684)	(15,825)	(558,488)
	32,420,163	$1,471,547,469	32,434,794	$1,196,891,687
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund was the owner of record of approximately 1% of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the
39

Notes to Financial Statements  - continued
MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime Income Fund, the MFS Managed Wealth Fund, and the MFS Moderate Allocation Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2021, the fund’s commitment fee and interest expense were $225,433 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$688,394,733	$3,890,661,803	$3,920,366,692	$—	$—	$658,689,844

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$394,185	$—
(8) Redemptions In-Kind
On October 12, 2020, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $78,123,652. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $42,246,369 for the fund, which is included in Net realized gain in the Statement of Operations. For tax purposes, no gains or losses were recognized with respect to the portfolio securities redeemed in-kind.
40

Notes to Financial Statements  - continued
(9) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
41

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Value Fund and the Board of Trustees of MFS Series Trust I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust I (the “Trust”)), including the portfolio of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust I) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 15, 2021
43

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	136	Private investor	N/A
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
46

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
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Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Katherine Cannan Nevin Chitkara
48

Board Review of Investment Advisory Agreement
MFS Value Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
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Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
50

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $7.5 billion, $10 billion, $20 billion, $25 billion, $30 billion, $35 billion, $40 billion, $45 billion, $50 billion, and $60 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The
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Board Review of Investment Advisory Agreement - continued
Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
52

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
53

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $690,091,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
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Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
55

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
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CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2021 and 2020, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2021	2020
Fees Billed by Deloitte
MFS Low Volatility Global Equity Fund	48,893	48,229
MFS U.S. Government Cash Reserve Fund	35,485	35,006

Total	84,378	83,235

	Audit Fees
	2021	2020
Fees Billed by E&Y
MFS Core Equity Fund	49,321	48,651
MFS Low Volatility Equity Fund	42,694	42,116
MFS New Discovery Fund	47,750	47,101
MFS Research International Fund	52,583	51,868
MFS Technology Fund	49,321	48,651
MFS Value Fund	49,460	48,788

Total	291,129	287,175

For the fiscal years ended August 31, 2021 and 2020, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees Billed by Deloitte
To MFS Low Volatility Global Equity Fund	0	0	7,596	7,097	0	0
To MFS U.S. Government Cash Reserve Fund	0	0	3,882	3,434	0	0
Total fees billed by Deloitte To above Funds	0	0	11,478	10,531	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees Billed by Deloitte
To MFS and MFS Related Entities of MFS Low Volatility Global Equity Fund*	0	0	0	0	1,600	5,390
To MFS and MFS Related Entities of MFS U.S. Government Cash Reserve Fund*	0	0	0	0	1,600	5,390

	Aggregate Fees for Non-audit Services
	2021	2020
Fees Billed by Deloitte
To MFS Low Volatility Global Equity Fund, MFS and MFS Related Entities#	9,196	906,237
To MFS U.S. Government Cash Reserve Fund, MFS and MFS Related Entities#	5,482	902,574

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2021	2020	2021	2020	2021	2020
Fees Billed by E&Y
To MFS Core Equity Fund	0	0	9,456	9,316	1,918	1,715
To MFS Low Volatility Equity Fund	0	0	9,414	9,275	1,146	1,075
To MFS New Discovery Fund	0	0	9,456	9,316	1,446	1,374
To MFS Research International Fund	0	0	9,936	9,789	3,612	3,333
To MFS Technology Fund	0	0	9,456	9,316	1,393	1,335
To MFS Value Fund	0	0	9,456	9,316	12,620	13,698
Total fees billed by E&Y To above Funds	0	0	57,174	56,328	22,135	22,530

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2021	2020	2021	2020	2021	2020
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Core Equity Fund*	1,668,649	1,785,828	0	0	107,150	104,750
To MFS and MFS Related Entities of Low Volatility Equity Fund*	1,668,649	1,785,828	0	0	107,150	104,750
To MFS and MFS Related Entities of MFS New Discovery Fund*	1,668,649	1,785,828	0	0	107,150	104,750
To MFS and MFS Related Entities of MFS Research International Fund*	1,668,649	1,785,828	0	0	107,150	104,750
To MFS and MFS Related Entities of MFS Technology Fund*	1,668,649	1,785,828	0	0	107,150	104,750
To MFS and MFS Related Entities of MFS Value Fund*	1,668,649	1,785,828	0	0	107,150	104,750

	Aggregate Fees for Non-audit Services
	2021	2020
Fees Billed by E&Y
To MFS Core Equity Fund, MFS and MFS Related Entities#	2,053,603	2,080,609
To Low Volatility Equity Fund, MFS and MFS Related Entities#	2,052,789	2,079,928
To MFS New Discovery Fund, MFS and MFS Related Entities#	2,053,131	2,080,268
To MFS Research International Fund, MFS and MFS Related Entities#	2,055,777	2,082,700
To MFS Technology Fund, MFS and MFS Related Entities#	2,053,078	2,080,229
To MFS Value Fund, MFS and MFS Related Entities#	2,064,305	2,092,592

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: October 15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: October 15, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 15, 2021

*	Print name and title of each signing officer under his or her signature.